UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21972

Name of Fund: BlackRock Preferred and Equity Advantage Trust (BTZ)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
Preferred and Equity Advantage Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536.
Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2008

Date of reporting period: 11/01/2007 – 10/31/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

Annual Report

OCTOBER 31, 2008

BlackRock Broad Investment Grade 2009 Term Trust Inc. (BCT)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Global Floating Rate Income Trust (BGT)

BlackRock Preferred and Corporate Income Strategies Fund, Inc. (PSW)

BlackRock Preferred and Equity Advantage Trust (BTZ)

BlackRock Preferred Income Strategies Fund, Inc. (PSY)

BlackRock Preferred Opportunity Trust (BPP)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 ANNUAL REPORT

OCTOBER 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines of deepening turmoil in financial markets and a darkening economic outlook. The news took an extraordinarily heavy tone late in the period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting a series of new government programs designed to contain and combat the fallout.

The Federal Reserve Board (the “Fed”) has taken decisive measures to restore liquidity and stabilize the financial system. Key moves included slashing the target federal funds rate 250 basis points (2.50%) between November 2007 and April 2008 and providing massive cash injections and lending programs. In October, as credit conditions further deteriorated, the central bank cut the key interest rate by 50 basis points on two separate occasions — on October 8 in coordination with five other global central banks, and again during its regularly scheduled meeting on October 29. This left the key short-term rate at just 1.0%, its lowest level since 2004. While the U.S. economy appeared fairly resilient through the second quarter of 2008, the third quarter saw a contraction of 0.5%, and a more significant decline is expected for the fourth quarter. Moreover, on December 1, the National

Bureau of Economic Research confirmed that the U.S. had entered a recession in December 2007.

Against this backdrop, U.S. equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Losses were significant and broad-based, though small-cap stocks fared moderately better than their larger counter-

parts. Non-U.S. markets decelerated at a considerably faster pace than domestic equities — a stark reversal of recent years’ trends,

when international stocks generally outpaced U.S. stocks.

Treasury issues also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) and outperformed other fixed income assets as investors continued their flight to higher quality and more liquid securities. Tax-exempt issues generally underperformed, as problems among municipal bond insurers and the collapse in the market for auction rate securities afflicted the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets plagued the high yield sector, with the third quarter of 2008 marking one of the worst periods in history for the asset class.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses for the six- and

12-month reporting periods:

Total Returns as of October 31, 2008	6-month	12-month
U.S. equities (S&P 500 Index)	(29.28)%	(36.10)%
Small cap U.S. equities (Russell 2000 Index)	(24.39)	(34.16)
International equities (MSCI Europe, Australasia, Far East Index)	(41.21)	(46.62)
Fixed income (Barclays Capital U.S. Aggregate Index*)	(3.63)	0.30
Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)	(4.70)	(3.30)
High yield bonds
(Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index*)	(24.86)	(25.41)

*Formerly a Lehman Brothers Index.
Past performance is no guarantee of future results. Index performance shown is for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’

assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2008

BlackRock Broad Investment Grade 2009 Term Trust Inc.

Investment Objective

BlackRock Broad Investment Grade 2009 Term Trust Inc. (BCT) (the “Fund”) seeks to manage a portfolio of fixed income securities that will return $15 per share (the initial public offering price per share) to investors on or about December 31, 2009 while providing high monthly income.

Performance

For the 12 months ended October 31, 2008, the Fund returned (13.82)% based on market price and (0.07)% based on net asset value (“NAV”). For the same period, the closed-end Lipper U.S. Mortgage Funds category posted an average return of (10.48)% on a
NAV basis. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period-end, which accounts for the difference between performance based on price and performance based on NAV. The Fund matures in December
2009 and has an effective duration of 0.72 years, which is shorter than its Lipper category peers. While its shorter duration hindered performance versus funds investing in U.S. agency mortgage-backed securities (MBS), the Fund significantly outperformed funds that invest in non-agency MBS.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on American Stock Exchange						BCT
Initial Offering Date					June 17, 1993
Yield on Closing Market Price as of October 31, 2008 ($12.50)[1]						4.70%
Current Monthly Distribution per share[2]						$0.049
Current Annualized Distribution per share[2]						$0.588

[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] The Monthly Distribution per share was decreased to $0.00 due to a plan of liquidation. The Yield on Closing Market Price, Current Monthly
Distribution and Current Annualized Distribution do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
The table below summarizes the changes in the Fund’s market price and net asset value per share:

		10/31/08	10/31/07	Change	High	Low
Market Price		$12.50	$15.15	(17.49)%	$15.24	$11.41
Net Asset Value		$12.80	$13.38	(4.33)%	$13.58	$12.62

The following unaudited chart shows the portfolio composition of the Fund’s long-term investments:

Portfolio Composition
	10/31/08	10/31/07
U.S. Government Obligations	72%	—
Non-U.S. Government Agency
Mortgage-Backed Securities	11	23%
U.S. Government Agency
Mortgage-Backed Securities —
Collateralized Mortgage
Obligations	7	47
Corporate Bonds	6	9
Taxable Municipal Bonds	3	18
U.S. Government Agency
Mortgage-Backed Securities	1	3

4 ANNUAL REPORT

OCTOBER 31, 2008

Fund Summary as of October 31, 2008

BlackRock Enhanced Capital and Income Fund, Inc.

Investment Objective

BlackRock Enhanced Capital and Income Fund, Inc. (CII) (the “Fund”) seeks to provide investors with a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks in an attempt to generate current income and by employing a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums primarily on the S&P 500 Index.

Performance

The Fund recently changed its fiscal year end to October 31. For the 12 months ended October 31, 2008, the Fund returned (32.17)%
based on market price and (31.00)% based on NAV. For the same period, the benchmark S&P 500 Citigroup Value Index returned
(38.07)% . All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund’s options investments were the most significant contributor to performance over the period. From a sector perspective, stock selection in consumer staples, healthcare and utilities proved advantageous, as did an underweight in financials and an overweight in energy. Conversely, stock selection in informa-
tion technology, materials, financials and energy hindered performance, as did an underweight in utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange						CII
Initial Offering Date					April 30, 2004
Yield on Closing Market Price as of October 31, 2008 ($12.37)[1]						15.68%
Current Quarterly Distribution per share[2]						$0.485
Current Annualized Distribution per share[2]						$1.940

[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] The distribution is not constant and is subject to change.
The table below summarizes the changes in the Fund’s market price and net asset value per share:
		10/31/08	12/31/07	Change	High	Low
Market Price		$12.37	$20.06	(38.33)%	$20.06	$ 8.08
Net Asset Value		$13.78	$21.36	(35.49)%	$21.36	$12.32

The following unaudited chart shows the portfolio composition of the Fund’s long-term investments:
Portfolio Composition
	10/31/08	12/31/07
Common Stocks	100%	100%

ANNUAL REPORT

OCTOBER 31, 2008

5

Fund Summary as of October 31, 2008

BlackRock Global Floating Rate Income Trust

Investment Objective

BlackRock Global Floating Rate Income Trust (BGT) (the “Fund”) seeks to provide a high level of current income and to seek the preservation of capital. The Fund seeks to achieve its objective by investing in a global portfolio of primarily floating and variable rate securities.

Performance

The Fund recently changed its fiscal year end to October 31. For the 12 months ended October 31, 2008, the Fund returned (36.76)%
based on market price and (32.72)% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of (32.26)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The high yield loan market came under intense pressure during the period due to adverse credit conditions and forced liquidations of loan port-
folios by financial institutions, hedge funds and other leveraged investors. The average price of a loan in the Barclays Capital High Yield
Loan Index dropped from 96.8 to 73.0.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	BGT
Initial Offering Date	August 30, 2004
Yield on Closing Market Price as of October 31, 2008 ($9.63)[1]	13.08%
Current Monthly Distribution per Common Share[2]	$0.105
Current Annualized Distribution per Common Share[2]	$1.260
Leverage as of October 31, 2008[3]	41%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 A change in the distribution rate was declared on November 3, 2008. The Monthly Distribution per share was decreased to $0.100. The Yield on
Closing Market Price, Current Monthly Distribution and Current Annualized Distribution do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
3 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any Auction Market Preferred Shares
(“AMPS”) and any borrowings that may be outstanding) minus the sum of accrued liabilities (other than AMPS and debt representing financial leverage).

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	10/31/08	12/31/07	Change	High	Low
Market Price	$ 9.63	$15.78	(38.97)%	$16.54	$ 6.70
Net Asset Value	$11.24	$17.71	(36.53)%	$17.76	$11.07

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s Corporate Bond investments:

Portfolio Composition
	10/31/08	12/31/07
Floating Rate Loan Interests	79%	74%
Corporate Bonds	14	14
Foreign Government Obligations	7	12

Credit Quality Allocations[4]
Credit Rating	10/31/08	12/31/07
A/A	20%	—
BBB/Baa	30	39%
BB/Ba	16	26
B/B	23	27
CCC/Caa	10	8
Not Rated	1	—

4 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors
Service (“Moody’s”) ratings.

6 ANNUAL REPORT

OCTOBER 31, 2008

Fund Summary as of October 31, 2008

BlackRock Preferred and Corporate Income Strategies Fund, Inc.

Investment Objective

BlackRock Preferred and Corporate Income Strategies Fund, Inc. (PSW) (the “Fund”) seeks to provide shareholders with high current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities and debt securities, including convertible securities that may be converted into common stock or other securities of the same or a different issuer.

Performance

For the 12 months ended October 31, 2008, the Fund returned (55.38)% based on market price and (58.09)% based on NAV. For the same period, the closed-end Lipper Income & Preferred Stock Funds category posted an average return of (47.54)% on a NAV basis.
All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund’s Lipper category contains both preferred bond and equity funds, both of which suffered large losses as financial markets sold off sharply and preferred securities of financial issuers, who make up a significant percentage of the market, came under extreme pressure due to uncertainty about their financial condition.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	PSW
Initial Offering Date	August 1, 2003
Yield based on Closing Market Price as of October 31, 2008 ($7.00)[1]	17.71%
Current Monthly Distribution per Common Share[2]	$0.1033
Current Annualized Distribution per Common Share[2]	$1.2396
Leverage as of October 31, 2008[3]	49%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 The distribution is not constant and is subject to change.
3 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to AMPS and any borrowings that may be outstanding) minus the sum of accrued liabilities (other than AMPS and debt representing financial leverage).

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	10/31/08	10/31/07	Change	High	Low
Market Price	$7.00	$17.29	(59.51)%	$17.50	$3.79
Net Asset Value	$7.43	$19.54	(61.98)%	$19.57	$7.43

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the
Fund’s Capital Trust, Trust Preferred and Corporate Bond investments:

Portfolio Composition
	10/31/08	10/31/07
Preferred Securities	98%	82%
Corporate Bonds	2	17
U.S. Government Obligations	—	1

Credit Quality Allocations[4]
Credit Rating	10/31/08	10/31/07
AAA/Aaa	—	4%
AA/Aa	14%	17
A/A	46	29
BBB/Baa	36	42
BB/Ba	4	5
Not Rated	—	3
[4] Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT

OCTOBER 31, 2008

7

Fund Summary as of October 31, 2008

BlackRock Preferred and Equity Advantage Trust

Investment Objective

BlackRock Preferred and Equity Advantage Trust (BTZ) (the “Fund”) seeks to achieve current income, current gains and capital appreciation. The Fund will invest primarily in preferred and equity securities and derivatives with economic characteristics similar to individual or groups of equity securities. The Fund will seek to generate income through an allocation of Qualified Dividend Income-
eligible preferreds, common stocks that generate qualified dividend income and an index options strategy.

Performance

For the 12 months ended October 31, 2008, the Fund returned (43.51)% based on market price and (44.27)% based on NAV. For the same period, the closed-end Lipper Income & Preferred Stock Funds category posted an average return of (47.54)% on a NAV basis.
All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Fund’s Lipper category contains both preferred bond and equity funds, both of which suffered large losses as financial markets sold off sharply and preferred securities of financial issuers, who make up a significant percentage of the market, came under extreme pressure due to uncertainty about their financial condition.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange					BTZ
Initial Offering Date				December 27, 2006
Yield on Closing Market Price as of October 31, 2008 ($9.36)[1]					16.67%
Current Monthly Distribution per Common Share[2]					$0.13
Current Annualized Distribution per Common Share[2]					$1.56
Leverage as of October 31, 2008[3]					45%

[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] The distribution is not constant and is subject to change.
3 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to AMPS and any borrowings that may be outstanding) minus the sum of accrued liabilities (other AMPS and debt representing financial leverage).
The table below summarizes the changes in the Fund’s market price and net asset value per share:

	10/31/08	10/31/07	Change	High	Low
Market Price	$ 9.36	$18.65	(49.81)%	$18.65	$ 5.05
Net Asset Value	$10.59	$21.39	(50.49)%	$21.39	$10.10

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the
Fund’s Capital Trust, Trust Preferred and Corporate Bond investments:

Portfolio Composition
	10/31/08	10/31/07
Preferred Securities	75%	61%
Common Stocks	20	28
Corporate Bonds	5	11

Credit Quality Allocations[4]
Credit Rating	10/31/08	10/31/07
AA/Aa	21%	20%
A/A	42	42
BBB/Baa	34	29
BB/Ba	3	1
B/B	—	6
CCC/Caa	—	1
Not Rated	—	1
[4] Using the higher of S&P’s or Moody’s ratings.

8 ANNUAL REPORT

OCTOBER 31, 2008

Fund Summary as of October 31, 2008

BlackRock Preferred Income Strategies Fund, Inc.

Investment Objective

BlackRock Preferred Income Strategies Fund, Inc. (PSY) (the “Fund”) seeks to provide shareholders with high current income. The secondary objective of the Fund is to seek to provide shareholders with capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer.

Performance

For the 12 months ended October 31, 2008, the Fund returned (46.97)% based on market price and (55.71)% based on NAV. For the same period, the closed-end Lipper Income & Preferred Stock Funds category posted an average return of (47.54)% on a NAV basis.
All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period-end, which accounts for the difference between performance based on price and performance based on NAV. The Fund’s Lipper category contains both preferred bond and equity funds, both of which suffered large losses as financial markets sold off sharply and preferred securities of financial issuers, who make up a significant percentage of the market, came under extreme pressure due to uncertainty about their financial condition.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange	PSY
Initial Offering Date	March 28, 2003
Yield on Closing Market Price as of October 31, 2008 ($8.10)[1]	16.98%
Current Monthly Distribution per Common Share[2]	$0.114583
Current Annualized Distribution per Common Share[2]	$1.374996
Leverage as of October 31, 2008[3]	50%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
2 The distribution is not constant and is subject to change.
3 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to AMPS and any borrowings that may be outstanding) minus the sum of accrued liabilities (other than AMPS and debt representing financial leverage).

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	10/31/08	10/31/07	Change	High	Low
Market Price	$8.10	$16.94	(52.18)%	$17.65	$4.25
Net Asset Value	$7.96	$19.93	(60.06)%	$19.95	$7.96

The following unaudited charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the
Fund’s Capital Trust, Trust Preferred and Corporate Bond investments:

Portfolio Composition
	10/31/08	10/31/07
Preferred Securities	97%	87%
Corporate Bonds	3	12
U.S. Government Obligations	—	1

Credit Quality Allocations[4]
Credit Rating	10/31/08	10/31/07
AAA/Aaa	—	1%
AA/Aa	16%	18
A/A	49	41
BBB/Baa	28	33
BB/Ba	7	3
Not Rated	—	4
[4] Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT

OCTOBER 31, 2008

9

Fund Summary as of October 31, 2008

BlackRock Preferred Opportunity Trust

Investment Objective

BlackRock Preferred Opportunity Trust (BPP) (the “Fund”) seeks high current income consistent with capital preservation by investing primarily in preferred securities.

Performance

The Fund recently changed its fiscal year end to October 31. For the 12 months ended October 31, 2008, the Fund returned (52.70)%
based on market price and (55.09)% based on NAV. For the same period, the closed-end Lipper Income & Preferred Stock Funds cate-
gory posted an average return of (47.54)% on a NAV basis. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.
The Fund’s Lipper category contains both preferred bond and equity funds, both of which suffered large losses as financial markets sold off sharply and preferred securities of financial issuers, who make up a significant percentage of the market, came under extreme pressure due to uncertainty about their financial condition.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange					BPP
Initial Offering Date				February 28, 2003
Yield on Closing Market Price as of October 31, 2008 ($8.51)[1]					17.63%
Current Monthly Distribution per Common Share[2]					$0.125
Current Annualized Distribution per Common Share[2]					$1.50
Leverage as of October 31, 2008[3]					49%

[1] Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
Past performance does not guarantee future results.
[2] The distribution is not constant and is subject to change.
3 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to AMPS and any borrowings that may be outstanding minus the sum of accrued liabilities (other than AMPS and debt representing financial leverage).
The table below summarizes the changes in the Fund’s market price and net asset value per share:

	10/31/08	12/31/07	Change	High	Low
Market Price	$8.51	$17.31	(50.84)%	$19.90	$5.90
Net Asset Value	$8.77	$19.47	(54.96)%	$20.18	$8.28

The following unaudited chart shows the portfolio composition of the Fund’s long-term investments and credit quality allocations of the
Fund’s Capital Trust, Trust Preferred and Corporate Bond investments:

Portfolio Composition
	10/31/08	12/31/07
Preferred Securities	93%	72%
Corporate Bonds	7	28

Credit Quality Allocations[4]
Credit Rating	10/31/08	12/31/07
AA/Aa	12%	26%
A/A	11	39
BBB/Baa	56	24
BB/Ba	18	5
B	3	6
[4] Using the higher of S&P’s or Moody’s ratings.

10 ANNUAL REPORT

OCTOBER 31, 2008

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their
Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, BlackRock Global Floating Rate Income Trust, BlackRock Preferred
and Corporate Income Strategies Fund, Inc., BlackRock Preferred and Equity
Advantage Trust, BlackRock Preferred Income Strategies Fund, Inc. and
BlackRock Preferred Opportunity Trust issue Preferred Shares, which pay dividends at prevailing short-term interest rates. In addition, certain Funds may utilize leverage through borrowings or issuance of short-term debt securi-
ties including reverse repurchase agreements and credit facility borrowings. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s Common Shareholders will benefit from the incremental yield.

The interest earned on securities purchased with the proceeds from leverage is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of each Fund’s
Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, returns to Common Shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the Fund’s total port-
folio of $150 million earns the income based on long-term interest rates.
Conversely, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund’s long-term investments, and there-
fore the Common Shareholders are the beneficiaries of the incremental yield.
However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the
Common Shares will be reduced or eliminated completely.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Fund’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAV posi-
tively or negatively in addition to the impact on Fund performance from lever-
age from Preferred Shares or other methods discussed above.

The use of leverage may enhance opportunities for increased returns to the
Fund and Common Shareholders, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used.
Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio secu-
rities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Fund to incur losses.
The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Fund. The Fund will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce returns on the Common Shares.

Under the Investment Company Act of 1940, BlackRock Global Floating Rate
Income Trust, BlackRock Preferred and Corporate Income Strategies Fund,
Inc., BlackRock Preferred and Equity Advantage Trust, BlackRock Preferred
Income Strategies Fund, Inc. and BlackRock Preferred Opportunity Trust are
permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each
Fund anticipates that the total economic leverage from Preferred Shares, reverse repurchase agreements and credit facility borrowings will not exceed
50% of its total managed assets at the time such leverage is incurred. As of
October 31, 2008, the Funds had economic leverage from Preferred Shares, reverse repurchase agreements and/or credit facility borrowings as a percent-
age of their total managed assets as follows:

Percent of
Leverage
BlackRock Global Floating Rate Income Trust	41%
BlackRock Preferred and Corporate Income Strategies Fund, Inc	49%
BlackRock Preferred and Equity Advantage Trust	45%
BlackRock Preferred Income Strategies Fund, Inc	50%
BlackRock Preferred Opportunity Trust	49%

Derivative Instruments

The Funds may invest in various derivative instruments, including swap agreements, futures and forward currency contracts, and other instruments specified in the Notes to Financial Statements, which constitute additional forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instru-
ment and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. The Funds’ ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured.
The use of derivative instruments may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that it might otherwise sell. The Funds’
investments in these instruments are discussed in detail in the Notes to
Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

11

Schedule of Investments October 31, 2008 BlackRock Broad Investment Grade 2009 Term Trust Inc. (BCT) (Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)	Value

Global Rated Eligible Asset Trust Series 1998-A Class 1,
7.45%, 9/15/07 (a)(b)(c)(d)	$ 234	$ 23
Structured Mortgage Asset Residential Trust Series 2,
8.24%, 11/07/07 (a)(b)(c)	568	57
Total Asset-Backed Securities — 0.0%		80

Corporate Bonds
Media — 5.1%
Comcast Corp., 5.119%, 7/14/09 (e)	2,000	1,916,132
Total Corporate Bonds — 5.1%		1,916,132

U.S. Government Agency Mortgage-Backed Securities
Fannie Mae Guaranteed Pass Through Certificates:
5.50%, 1/01/17 – 2/01/17	250	251,460
6.50%, 7/01/29	14	14,259
Total U.S. Government Agency Mortgage-Backed
Securities — 0.7%		265,719

U.S. Government Agency Mortgage-Backed Securities —
Collateralized Mortgage Obligations
Fannie Mae Trust:
Series G-21 Class L, 949.50%, 7/25/21 (f)	—(g)	4,452
Series 1992-174 Class S, 129.33%, 9/25/22 (e)(f)	2	8,656
Series 1993-49 Class L, 444.9167%, 4/25/13 (f)	2	11,157
Series 1993-214 Class SH, 9.868%, 12/25/08 (e)	3	2,548
Series 1993-214 Class SK, 10%, 12/25/08 (e)	4	3,540
Series 2004-13 Class IG, 5%, 10/25/22 (f)	373	4,916
Freddie Mac Multiclass Certificates:
Series 65 Class I, 918.0295%, 8/15/20 (f)	1	14,219
Series 141 Class H, 1,060%, 5/15/21 (f)	1	3,423
Series 1510 Class G, 7.05%, 5/15/13	1,204	1,256,487
Series 1618 Class SA, 8.25%, 11/15/08 (e)	5	5,048
Series 1661 Class SB, 14.076%, 1/15/09 (e)	2	1,985
Series 2412 Class SE, 6.628%, 2/15/09 (e)	64	64,622
Series 2517 Class SE, 4.781%, 10/15/09 (e)	199	203,788
Series 2523 Class EH, 5.50%, 4/15/20 (f)	748	21,598
Series 2564 Class NC, 5%, 2/15/33	81	74,011
Series 2739 Class PI, 5%, 3/15/22 (f)	1,195	11,886
Series 2976 Class KI, 5.50%, 11/15/34 (f)	1,019	189,481
Series 3189 Class KI, 6%, 1/15/35 (f)	1,361	197,646
Series 3207 Class QI, 6%, 2/15/35 (f)	2,154	174,711

Total U.S. Government Agency Mortgage-Backed
Securities — Collateralized Mortgage Obligations — 6.0%		2,254,174

	Par
Taxable Municipal Bonds	(000)	Value
Fresno, California, Taxable Pension Obligation Revenue
Bonds, 7.80%, 6/01/14 (h)(i)	$ 440	$ 489,443
Kern County, California, Taxable Pension Obligation
Revenue Bonds, 6.98%, 8/15/09 (i)(j)	500	507,160
Total Taxable Municipal Bonds — 2.6%		996,603

Non-U.S. Government Agency Mortgage-Backed Securities
Citicorp Mortgage Securities, Inc. Series 1993-14
Class A-4, 14.147%, 11/25/23 (e)	107	125,040
JPMorgan Mortgage Trust Series 2006-A7 Class 2A2,
5.802%, 1/25/37 (e)	1,362	1,213,452
Nomura Asset Acceptance Corp. Series 2004-AR4
Class 2A3, 3.594%, 12/25/34 (e)	77	48,570
Residential Accredit Loans, Inc. Series 2002-QS16
Class A3, 9.809%, 10/25/17 (e)	495	516,312
Salomon Brothers Mortgage Securities VI, Inc. Series
1987-3 Class A, 12.50%, 10/23/17 (k)	8	7,532
Structured Adjustable Rate Mortgage Loan Trust Series
2004-11 Class A, 5.419%, 8/25/34 (e)	390	382,583
Vendee Mortgage Trust Series 2002-1 Class 1IO, 0.043%,
10/15/31 (e)(f)	10,306	22,484
WaMu Mortgage Pass-Through Certificates Series
2005-AR4 Class A3, 4.585%, 4/25/35 (e)	1,000	960,365
Wells Fargo Mortgage Backed Securities Trust Series
2004-N Class A6, 4%, 8/25/34 (e)	500	482,583
Total Non-U.S. Government Agency Mortgage-Backed
Securities — 9.9%		3,758,921

U.S. Government Agency Obligations (l)
Fannie Mae, 5.967%, 10/09/19	50,000	23,818,000
Total U.S. Government Agency Obligations — 62.9%		23,818,000
Total Long-Term Investments (Cost — $35,337,491) — 87.2%		33,009,629

Short-Term Securities
U.S. Government Agency Obligations
Fannie Mae Discount Note, 2.11%, 11/04/08 (i)(m)	3,100	3,099,822
Total Short-Term Securities (Cost — $3,099,822) — 8.2%		3,099,822
Total Investments (Cost — $38,437,313*) — 95.4%		36,109,451
Other Assets Less Liabilities — 4.6%		1,753,772
Net Assets — 100.0%		$ 37,863,223

See Notes to Financial Statements.

12 ANNUAL REPORT

OCTOBER 31, 2008

Schedule of Investments (concluded)

BlackRock Broad Investment Grade 2009 Term Trust Inc. (BCT)

* The cost and unrealized appreciation (depreciation) of investments as of October 31,
2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 38,437,313
Gross unrealized appreciation	$ 575,661
Gross unrealized depreciation	(2,903,523)
Net unrealized depreciation	$ (2,327,862)

(a) Security is fair valued.
(b) Issuer filed for bankruptcy and/or is in default of interest payments.
(c) Non-income producing security.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e) Variable rate security. Rate shown is as of report date.
(f) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.
(g) Amount is less than $1,000.
(h) Security is collateralized by Municipal or U.S. Treasury Obligations.
(i) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(j) MBIA Insured.
(k) Represents the principal only portion of a mortgage-backed security.
(l) Represents a zero-coupon bond. Rate shown reflects the yield at time of purchase.
(m) Rate shown is the yield to maturity as of the date of purchase.

• Financial futures contracts sold as of October 31, 2008 were as follows:
Unrealized
		Expiration	Face	Appreciation
Contracts	Issue	Date	Value	(Depreciation)
82	2-Year U.S.	December
	Treasury Bond	2008	$17,446,677	$ (169,229)
380	10-Year U.S.	December
	Treasury Bond	2008	$44,286,977	1,317,289
Total				$ 1,148,060
• Swaps outstanding as of October 31, 2008 were as follows:
Notional
			Amount	Unrealized
			(000)	Depreciation
Receive a fixed rate of 2.7425% and pay
a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG
Expires October 2010			$ 2,100	$ (1,525)
Receive a fixed rate of 2.745% and pay
a floating rate based on 3-month LIBOR
Broker, Credit Suisse International
Expires October 2010			$ 2,100	(1,424)

Total				$ (2,949)

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

13

Schedule of Investments October 31, 2008 BlackRock Enhanced Capital and Income Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 4.4%
Honeywell International, Inc.	43,000	$ 1,309,350
Northrop Grumman Corp.	38,900	1,824,021
Raytheon Co.	84,200	4,303,462
		7,436,833
Capital Markets — 1.9%
The Bank of New York Mellon Corp.	95,925	3,127,155
Chemicals — 2.0%
E.I. du Pont de Nemours & Co.	107,600	3,443,200
Commercial Banks — 0.1%
Wells Fargo & Co.	2,700	91,935
Computers & Peripherals — 4.2%
Hewlett-Packard Co.	95,000	3,636,600
International Business Machines Corp.	36,700	3,411,999
		7,048,599
Diversified Financial Services — 8.0%
Bank of America Corp.	186,327	4,503,524
Citigroup, Inc.	94,900	1,295,385
JPMorgan Chase & Co.	183,472	7,568,220
		13,367,129
Diversified Telecommunication Services — 6.0%
AT&T Inc.	139,570	3,736,289
Qwest Communications International Inc.	1,083,800	3,099,668
Verizon Communications, Inc.	111,800	3,317,106
		10,153,063
Electric Utilities — 3.6%
FPL Group, Inc.	68,000	3,212,320
The Southern Co.	82,400	2,829,616
		6,041,936
Energy Equipment & Services — 4.8%
BJ Services Co.	305,000	3,919,250
Halliburton Co.	209,300	4,142,047
		8,061,297
Food Products — 9.0%
General Mills, Inc.	83,300	5,642,742
Kraft Foods, Inc.	171,810	5,006,543
Ralcorp Holdings, Inc. (a)	1	68
Unilever NV (b)	186,100	4,475,705
		15,125,058
Health Care Equipment & Supplies — 2.3%
Baxter International, Inc.	23,400	1,415,466
Covidien Ltd.	53,925	2,388,338
		3,803,804
Health Care Providers & Services — 1.3%
Cardinal Health, Inc.	56,900	2,173,580
Household Products — 3.6%
Clorox Co.	19,500	1,185,795
Kimberly-Clark Corp.	78,900	4,835,781
		6,021,576
Industrial Conglomerates — 1.0%
Tyco International Ltd.	67,825	1,714,616

Common Stocks	Shares	Value

Insurance — 6.1%
Hartford Financial Services Group, Inc.	42,600	$ 439,632
MetLife, Inc.	76,900	2,554,618
Prudential Financial, Inc.	22,900	687,000
The Travelers Cos., Inc.	155,800	6,629,290
		10,310,540
Machinery — 1.5%
Deere & Co.	67,000	2,583,520
Media — 6.2%
Time Warner, Inc.	591,500	5,968,235
Viacom, Inc. Class B (a)	80,600	1,629,732
Walt Disney Co.	106,600	2,760,940
		10,358,907
Metals & Mining — 1.4%
Alcoa, Inc.	208,100	2,395,231
Multi-Utilities — 1.3%
Dominion Resources, Inc.	59,400	2,155,032
Multiline Retail — 0.2%
Nordstrom, Inc.	22,900	414,261
Office Electronics — 3.0%
Xerox Corp.	623,800	5,002,876
Oil, Gas & Consumable Fuels — 10.4%
Anadarko Petroleum Corp.	45,200	1,595,560
Chevron Corp.	43,900	3,274,940
Exxon Mobil Corp.	118,400	8,775,808
Marathon Oil Corp.	36,400	1,059,240
Peabody Energy Corp.	78,300	2,702,133
		17,407,681
Pharmaceuticals — 11.0%
Bristol-Myers Squibb Co.	345,800	7,106,190
Johnson & Johnson	39,600	2,429,064
Pfizer, Inc.	132,900	2,353,659
Schering-Plough Corp.	234,800	3,402,252
Wyeth	100,100	3,221,218
		18,512,383
Semiconductors & Semiconductor Equipment — 7.7%
Analog Devices, Inc.	80,100	1,710,936
Fairchild Semiconductor International, Inc. (a)	279,100	1,585,288
Intel Corp.	153,400	2,454,400
LSI Corp. (a)	927,700	3,571,645
Micron Technology, Inc. (a)	767,800	3,616,338
		12,938,607
Software — 0.8%
Microsoft Corp.	60,800	1,357,664
Total Long-Term Investments
(Cost — $227,407,947) — 101.8%		171,046,483

	Beneficial
	Interest
Short-Term Securities	(000)
BlackRock Liquidity Series, LLC Cash Sweep Series,
4.60% (c)(d)	$ 2,451	2,450,990
Total Short-Term Securities (Cost — $2,450,990) — 1.5%		2,450,990
Total Investments Before Options Written
(Cost — $229,858,937*) — 103.3%		173,497,473

See Notes to Financial Statements.

14 ANNUAL REPORT

OCTOBER 31, 2008

Schedule of Investments (concluded) BlackRock Enhanced Capital and Income Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Call Options
S&P 500 Index:
expiring December 2008 at $965	145	$ (1,051,250)
expiring December 2008 at $1,005	1,010	(5,166,150)
expiring December 2008 at $1,070	70	(173,950)
Total Options Written
(Premiums Received — $3,449,258) — (3.8)%		(6,391,350)
Total Investments, Net of Options Written — 99.5%		167,106,123
Other Assets Less Liabilities — 0.5%		889,735
Net Assets — 100.0%		$167,995,858

* The cost and unrealized appreciation (depreciation) of investments as of October 31,
2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$230,310,635
Gross unrealized appreciation	$ 4,788,296
Gross unrealized depreciation	(61,601,458)
Net unrealized depreciation	$ (56,813,162)

(a) Non-income producing security.
(b) Depositary receipts.
(c) Represents the current yield as of report date.
(d) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
	Activity	Income

BlackRock Liquidity Series, LLC Cash Sweep Series	$(11,221,904)	$206,280

•For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates)
or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the
Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of October 31, 2008 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in	Other Financial
Inputs	Securities	Instruments**
Level 1	$171,046,483	$(6,391,350)
Level 2	2,450,990	—
Level 3	—	—
Total	$173,497,473	$(6,391,350)

** Other financial instruments are options.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

15

Schedule of Investments October 31, 2008 BlackRock Global Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Air Freight & Logistics — 0.0%
Park-Ohio Industries, Inc., 8.375%, 11/15/14	USD	125	$ 73,125
Auto Components — 0.0%
The Goodyear Tire & Rubber Co., 6.678%, 12/01/09 (a)		60	54,975
Lear Corp., 8.75%, 12/01/16		60	22,200
Metaldyne Corp., 10%, 11/01/13		120	25,200
			102,375
Building Products — 0.0%
CPG International I, Inc., 10.50%, 7/01/13		90	58,050
Capital Markets — 1.4%
E*Trade Financial Corp., 12.50%, 11/30/17		2,500	2,250,000
Marsico Parent Co., LLC, 10.625%, 1/15/16		1,501	915,610
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (b)(c)		571	319,591
Marsico Parent Superholdco, LLC 14.50%, 1/15/18 (b)(c)		386	196,996
			3,682,197
Chemicals — 0.6%
American Pacific Corp., 9%, 2/01/15		125	110,000
Ames True Temper, Inc., 8.753%, 1/15/12 (a)		1,100	649,000
Hercules, Inc., 6.75%, 10/15/29		750	690,000
Key Plastics LLC, 11.75%, 3/15/13 (c)		625	62,500
			1,511,500
Commercial Banks — 1.0%
TuranAlem Finance BV, 5.434%, 1/22/09 (a)(c)		3,000	2,700,000
Commercial Services & Supplies — 0.1%
DI Finance Series B, 9.50%, 2/15/13		307	262,485
Containers & Packaging — 0.1%
Berry Plastics Holding Corp., 6.694%, 9/15/14 (a)		300	162,000
Impress Holdings BV, 7.878%, 9/15/13 (a)(c)		150	97,500
			259,500
Diversified Telecommunication Services — 1.1%
Cincinnati Bell, Inc., 7.25%, 7/15/13		310	235,600
Qwest Communications International, Inc.,
6.304%, 2/15/09 (a)		784	756,560
Qwest Corp., 6.069%, 6/15/13 (a)		2,500	1,812,500
Wind Acquisition Finance SA, 10.75%, 12/01/15 (c)		150	115,500
			2,920,160
Electronic Equipment & Instruments — 0.3%
Sanmina-SCI Corp., 8.125%, 3/01/16		1,120	705,600
Energy Equipment & Services — 0.0%
Compagnie Generale de Geophysique-Veritas:
7.50%, 5/15/15		70	46,900
7.75%, 5/15/17		50	33,500
Grant Prideco, Inc. Series B, 6.125%, 8/15/15		40	34,948
			115,348
Health Care Equipment & Supplies — 0.5%
DJO Finance LLC, 10.875%, 11/15/14		1,500	1,207,500
Health Care Providers & Services — 0.1%
Tenet Healthcare Corp., 6.50%, 6/01/12		250	208,750
Hotels, Restaurants & Leisure — 0.1%
American Real Estate Partners LP, 7.125%, 2/15/13		140	88,200
Greektown Holdings, LLC, 10.75%, 12/01/13 (c)(d)		122	26,230
Universal City Florida Holding Co. I, 7.943%, 5/01/10 (a)		80	59,200
Wynn Las Vegas LLC, 6.625%, 12/01/14		20	14,750
			188,380
Household Durables — 0.0%
Berkline/BenchCraft, LLC, 4.50%, 11/03/12 (b)(d)(e)		400	0
Independent Power Producers & Energy Traders — 0.0%
AES Ironwood LLC, 8.875%, 11/30/25		85	75,187

		Par
Corporate Bonds		(000)	Value

Machinery — 0.2%
Sunstate Equipment Co. LLC, 10.50%, 4/01/13 (c)	USD	210	$ 100,800
Synventive Molding Solutions Sub-Series A, 14%, 1/14/11		897	376,729
			477,529
Media — 0.9%
Affinion Group, Inc., 10.125%, 10/15/13		50	35,000
Cablevision Systems Corp. Series B, 8.334%, 4/01/09 (a)		100	97,000
Charter Communications Holdings II, LLC,
10.25%, 9/15/10		625	433,475
EchoStar DBS Corp.:
6.375%, 10/01/11		135	120,150
7%, 10/01/13		158	131,140
7.125%, 2/01/16		230	184,575
Nielsen Finance LLC, 10%, 8/01/14		410	297,250
R.H. Donnelley Corp., 11.75%, 5/15/15 (c)		39	15,210
Rainbow National Services LLC, 8.75%, 9/01/12 (c)		750	660,000
Windstream Regatta Holdings, Inc., 11%, 12/01/17 (c)		977	459,190
			2,432,990
Metals & Mining — 0.4%
AK Steel Corp., 7.75%, 6/15/12		495	396,000
Foundation PA Coal Co., 7.25%, 8/01/14		505	402,738
Freeport-McMoRan Copper & Gold, Inc.,
7.084%, 4/01/15 (a)		250	194,920
			993,658
Oil, Gas & Consumable Fuels — 9.7%
Chaparral Energy, Inc., 8.50%, 12/01/15		135	68,850
Morgan Stanley Bank AG for OAO Gazprom,
9.625%, 3/01/13		14,430	11,399,700
Pemex Project Funding Master Trust:
9.375%, 12/02/08		404	404,000
6.553%, 10/15/09 (a)(f)		12,700	12,446,000
SandRidge Energy, Inc., 7.508%, 4/01/14 (a)		1,400	1,118,515
Whiting Petroleum Corp., 7.25%, 5/01/13		300	225,000
			25,662,065
Paper & Forest Products — 1.2%
Abitibi-Consolidated, Inc., 6.319%, 6/15/11 (a)		840	176,400
Ainsworth Lumber Co. Ltd., 11%, 7/29/15 (c)		460	322,347
Bowater, Inc., 5.819%, 3/15/10 (a)		2,040	887,400
Domtar Corp., 7.125%, 8/15/15		20	14,900
NewPage Corp., 9.443%, 5/01/12 (a)		1,500	1,050,000
Verso Paper Holdings LLC Series B, 6.551%, 8/01/14 (a)		1,215	704,700
			3,155,747
Pharmaceuticals — 0.4%
Angiotech Pharmaceuticals, Inc., 6.56%, 12/01/13 (a)		1,750	1,067,500
Real Estate Investment Trusts (REITs) — 0.8%
Rouse Co. LP, 5.375%, 11/26/13		6,350	2,159,000
Specialty Retail — 0.2%
AutoNation, Inc.:
6.753%, 4/15/13 (a)		70	42,700
7%, 4/15/14		60	39,000
General Nutrition Centers, Inc., 7.584%, 3/15/14 (a)(b)		500	315,000
Lazy Days’ R.V. Center, Inc., 11.75%, 5/15/12		375	105,000
Michaels Stores, Inc., 10%, 11/01/14		185	83,250
			584,950
Tobacco — 0.6%
Reynolds American, Inc., 7.625%, 6/01/16		2,000	1,640,748
Wireless Telecommunication Services — 1.4%
Centennial Communications Corp., 9.633%, 1/01/13 (a)		1,250	950,000
iPCS, Inc., 5.318%, 5/01/13 (a)		1,755	1,351,350
Nordic Telephone Co. Holdings ApS,
10.107%, 5/01/16 (a)(f)	EUR	1,500	1,273,754
			3,575,104
Total Corporate Bonds — 21.1%			55,819,448

See Notes to Financial Statements.

16 ANNUAL REPORT

OCTOBER 31, 2008

Schedule of Investments (continued) BlackRock Global Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

		Par
Foreign Government Obligations		(000)	Value

Brazilian Government International Bond:
9.519%, 6/29/09 (a)	USD	9,435	$ 9,423,678
10.25%, 6/17/13		475	508,250
Colombia Government International Bond,
8.541%, 3/17/13 (a)(f)		1,200	1,116,000
Costa Rica Government International Bond,
9.335%, 5/15/09 (f)		3,200	3,200,000
Malaysia Government International Bond,
8.75%, 6/01/09		800	807,633
Mexican Bonos Series M, 9%, 12/22/11	MXN 13,520		1,077,397
Republic of Venezuela, 6.18%, 4/20/11 (a)(f)	USD	4,000	2,680,000
South Africa Government International Bond,
7.375%, 4/25/12		2,400	2,208,000
Turkey Government International Bond, 7%, 9/26/16		2,735	2,215,350
Ukraine Government International Bond (c):
6.45%, 8/05/09 (a)		3,100	2,418,000
6.875%, 3/04/11		2,800	1,736,000
Uruguay Government International Bond,
6.875%, 1/19/16	EUR	950	944,442
Total Foreign Government Obligations — 10.7%			28,334,750

Floating Rate Loan Interests
Aerospace & Defense — 1.6%
Avio SpA Dollar Mezzanine Term Loan,
0.071%, 12/13/16	USD	1,017	610,351
Hawker Beechcraft Acquisition Co. LLC:
LC Facility Deposit, 3.662%, 3/26/14		243	154,766
Term Loan, 5.762%, 3/26/14		4,152	2,642,368
IAP Worldwide Services, Inc. First Lien Term Loan,
8.063%, 12/30/12		1,043	683,158
Wesco Aircraft Hardware Corp. First Lien Term Loan,
5.37%, 9/30/13		23	17,550
			4,108,193
Airlines — 0.3%
US Airways Group, Inc. Loan, 5.719%, 3/24/14		1,480	718,540
Auto Components — 2.5%
Allison Transmission Term Loan, 5.56% — 6.25%, 8/07/14		5,865	3,969,505
Dana Holding Corp. Term Advance,
6.75% — 8.27%, 1/31/15		2,514	1,675,732
Dayco Products LLC — (Mark IV Industries, Inc.) Replacement
Term Loan B, 8.34%, 6/21/11		864	285,138
GPX International Tire Corp. Tranche B Term Loan,
9.81%, 3/30/12		627	470,465
Metaldyne Company LLC:
DF Loan, 2.431% — 8.313%, 1/11/12		104	43,356
Initial Tranche B Term Loan, 7.875%, 1/11/14		706	294,819
			6,739,015
Beverages — 0.2%
Culligan International Second Lien Loan, 9.711% —
9.866%, 5/24/13	EUR	1,000	127,455
Le-Nature’s, Inc. Term Loan B, 9.50%, 12/28/12 (d)	USD	1,000	300,000
			427,455
Biotechnology — 0.3%
Talecris Biotherapeutics Holdings Corp. First Lien Term Loan,
5.64%, 12/06/13		963	842,320
Building Products — 2.4%
Armstrong World Industries, Inc. Tranche B Term Loan,
4.943%, 10/02/13		194	165,892
Building Material Corp. of America Term Loan Advance,
6.50%-6.625%, 2/24/14		2,706	1,864,401
Custom Building Products, Inc. Second Lien Loan,
8%, 4/20/12		1,500	1,020,000
Financiere Daunou 9 S.A.R.L. (Lafarge Roofing):
Tranche B1, 7.267%, 2/28/15	EUR	600	274,210
Tranche B2, 7.267%, 2/28/15		245	111,969

		Par
Floating Rate Loan Interests		(000)	Value
Building Products (concluded)
Financiere Daunou 9 S.A.R.L. (Lafarge Roofing) (concluded):
Tranche B4, 5.887%, 2/28/15	USD	230	$ 77,504
Tranche C1, 7.517%, 11/26/15	EUR	556	254,101
Tranche C2, 7.517%, 11/26/15		286	130,707
Tranche C4, 6.137%, 11/28/15	USD	230	77,504
Momentive Performance Materials (Blitz 06-103 GMBH)
Tranche B-1, 5.375%, 12/04/13		1,474	1,131,951
United Subcontractors Inc. Tranche B Term Loan,
8.14% — 9.34%, 12/27/12		2,270	1,134,869
Capital Markets — 0.4%
Marsico Parent Co., LLC Term Loan, 5.625% — 7.75%,
12/15/14		496	339,931
Nuveen Investments, Inc. Term Loan, 6.118% —
6.769%, 11/13/14		1,496	841,635
Chemicals — 10.3%
Brenntag Holdings GMBH & Co. KG:
Acquisition Facility 1, 5.073%, 1/17/14		393	267,055
Facility 2 (Second Lien), 7.071%, 1/17/16		1,000	616,667
Facility B2, 5.073%, 1/17/14		1,607	1,092,945
Facility B6A, 7.163%, 1/20/14	EUR	282	269,993
Facility B6B, 7.163%, 1/20/14		218	209,026
British Vita (U.K.) Limited Mezzanine Facility,
10.371%, 6/28/15		1,998	725,890
Cognis GMBH:
Term Loan A, 6.958%, 9/15/13		803	630,673
Term Loan B, 6.958%, 9/15/13		197	154,451
ElectricInvest Holding Company Limited
(Viridian Group Plc):
Junior Term Facility (Euro), 8.935%, 12/21/12		1,787	1,776,854
Junior Term Facility (GBP), 10.106%, 12/21/12	GBP	1,800	2,259,523
Flint Group Holdings S.a.r.l. (formerly New Aster S.a.r.l.),
6.126%, 12/31/14	USD	1,000	610,000
Huish Detergents, Inc.:
Second Lien Term Loan, 8.02%, 3/31/13		750	555,000
Tranche B Term Loan, 5.77%, 10/26/14		1,742	1,372,172
Ineos U.S. Finance LLC:
Term Facility A4, 5.727% — 5.952%, 12/14/12		1,523	952,076
Term Facility B2, 5.727% — 5.952%, 12/16/13		1,648	884,343
Term Facility C2, 6.227% — 6.452%, 12/15/14		1,648	873,357
Innophos Inc. Tranche B Term Loan, 6.762%, 8/13/10		2,309	1,962,727
Invista Canada Co. Tranche B2 Term Loan,
4.921%, 11/28/14		676	554,573
Invista S.a.r.l. Tranche B1 Term Loan, 4.921%, 4/29/11		2,310	1,893,968
Lucite International Group Holdings Limited,
0%, 7/14/14 (b)	EUR	1,144	947,873
Matrix Acquisition Corp. (MacDermid, Inc.) Tranche C
Term Loan, 7.389%, 4/11/14		1,790	1,517,351
PQ Corp.(fka Niagara Acquisition, Inc.):
First Lien Term Loan, 6.72% — 7.02%, 7/30/14	USD	2,744	1,862,320
Second Lien Term Loan, 9.97%, 7/30/15		2,250	1,327,500
Rockwood Specialties Group, Inc. Tranche E Term Loan,
4.618%, 7/30/12		2,762	2,283,820
Solutia, Inc. Loan, 9.045%, 2/28/14		1,995	1,644,192
			27,244,349
Commercial Services & Supplies — 3.5%
ARAMARK Corp.:
LC Facility Letter of Credit, 2.469%, 1/27/14		185	153,795
U.S. Term Loan, 5.637%, 1/27/14		2,907	2,420,836
Brickman Group Holdings, Inc. Tranche B Term Loan,
5.118%, 1/23/14		1,034	801,544
EnviroSolutions Real Property Holdings, Inc. Initial Term
Loan, 12.042%, 7/17/12		2,007	1,455,236
John Maneely Co. Term Loan, 6.048% — 8%, 12/09/13		1,457	1,038,198
Language Line, Inc. Tranche B1 Term Loan, 7.02%, 6/11/11		597	495,314
Sirva Worldwide, Inc. Second Lien Term Loan,
12%, 5/15/15		119	23,873
See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

17

Schedule of Investments (continued) BlackRock Global Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Commercial Services & Supplies (concluded)
Synagro Technologies, Inc.:
First Lien Term Loan, 4.81% — 5.77%, 4/02/14	USD	1,991	$ 1,493,386
Second Lien Term Loan, 7.56%, 10/02/14		500	215,000
West Corp. Term Loan B2, 5.375% — 5.65%, 10/24/13		1,948	1,236,734
			9,333,916
Communications Equipment — 0.3%
Sorenson Communications, Inc. Tranche C Term Loan,
5.70%, 8/16/13		960	791,683
Computers & Peripherals — 0.8%
Dealer Computer Services, Inc. (Reynolds & Reynolds)
First Lien Term Loan, 5.171%, 10/26/12		1,016	645,163
Intergraph Corp.:
Initial First Lien Term Loan, 4.809%, 4/07/14		1,169	888,205
Second Lien Term Loan, 8.809%, 5/29/14		750	566,250
			2,099,618
Construction & Engineering — 0.8%
Airport Development and Investment Limited (BAA)
Second Lien Facility Term Loan, 10.052%, 4/07/11	GBP	566	546,341
Brand Energy & Infrastructure Services, Inc. (FR Brand
Acquisition Corp.):
First Lien Term Loan B, 6.063%, 2/07/14		992	746,619
Second Lien Term Loan, 8.813% — 9%, 2/09/15		500	392,500
Synthetic L/C First Lien Term Loan, 3.688%, 2/07/14		500	376,250
			2,061,710
Construction Materials — 0.4%
Headwaters, Inc. First Lien Term Loan B-1, 8.27%, 4/30/11	USD	1,250	1,125,000
Containers & Packaging — 3.8%
Atlantis Plastics Second Lien Term Loan,
12.25%, 3/22/12 (d)		500	25,000
Consolidated Container Co. LLC Second Lien Loan, 8.31% —
9.262%, 9/28/14		550	178,750
Graham Packaging Co. LP New Term Loan, 5.063% —
6.313%, 10/07/11		1,632	1,318,351
Graphic Packaging International Inc. Incremental Term Loan,
5.884% — 7.50%, 5/16/14		2,714	2,287,996
Modelo 3 S.a.r.l. (Mivisa):
Tranche B1 Term Facility, 7.376%, 6/30/15	EUR	826	789,584
Tranche B2 Term Facility, 7.376%, 6/30/15		174	166,329
OI European Group B.V. Tranche D Term Loan,
6.618%, 11/01/13		1,915	1,977,020
Pregis Corp. Term Loan B2, 7.639%, 10/12/12		485	482,163
Smurfit Kappa Acquisitions (JSG):
Term B1, 6.648% — 7.22%, 12/02/13	EUR	750	613,150
Term Loan Facility C1, 6.898% — 7.443%, 12/01/14		750	613,150
Smurfit-Stone Container Enterprises, Inc. Tranche B,
4.813% — 5.125%, 11/01/11	USD	140	109,622
Solo Cup Co. Term Loan B1, 6.31% — 7.43%, 2/27/11		1,802	1,547,268
Tegrant Corp. (SCA Packaging) Second Lien Term Loan,
9.27%, 3/18/15		500	50,000
			10,158,383
Distributors — 0.3%
Keystone Automotive Operations, Inc. Loan, 6.50% —
7.593%, 1/12/12		1,668	917,579
Diversified Consumer Services — 0.8%
Coinmach Corp. Term Loan, 5.81%, 11/14/14		2,985	2,238,722
Diversified Financial Services — 0.9%
JG Wentworth, LLC, First Lien Loan, 6.012%, 6/02/14		3,800	1,805,000
Professional Services Industries, Inc. First Lien Term Loan,
5.97%, 10/31/12		733	637,930
			2,442,930
Diversified Telecommunication Services — 2.7%
CavTel Holdings, LLC Term Loan, 9.25% — 10.50%,
12/31/12		388	178,501
Hawaiian Telcom Communications, Inc. Tranche Term
Loan C, 6.262%, 5/30/14		1,204	637,969

		Par
Floating Rate Loan Interests		(000)	Value

Diversified Telecommunication Services (concluded)
Nordic Telephone Company Holdings APS:
Euro Facility C2, 7.175%, 1/30/13	EUR	1,058	$ 1,072,861
Euro Facility B2, 6.925%, 1/30/14		885	897,938
PaeTec Communications Term Loan, 5.618%, 1/24/13		750	480,000
Time Warner Telecom Holdings Inc. Term Loan B,
5.12%, 1/07/13	USD	1,481	1,199,766
Wind Telecomunicazioni SpA:
Term Loan Facility A1, 6.435% — 6.973%, 5/25/12	EUR	848	846,789
Term Loan Facility B1, 7.723%, 5/26/13		2,000	1,939,138
			7,252,962
Electric Utilities — 0.7%
Astoria Generating Company Acquisitions, LLC:
Second Lien Term Loan C, 6.96%, 8/23/13		1,000	753,750
Term B Facility, 4.96% — 5.25%, 2/23/13	USD	443	358,325
TPF Generation Holdings, LLC:
First Lien Term Loan, 5.762%, 12/16/13		717	596,615
Synthetic LC Deposit (First Lien), 3.662%, 12/16/13		151	125,327
Synthetic Revolving Credit, 3.662%, 12/15/11		47	39,287
			1,873,304
Electrical Equipment — 0.4%
Electrical Components International Holdings Company
(ECI) Second Lien Term Loan, 12.73%, 5/01/14		500	200,000
Generac Acquisition Corp. First Lien Term Loan,
6.65%, 11/11/13		1,479	912,086
			1,112,086
Electronic Equipment & Instruments — 1.5%
Matinvest 2 SAS (Deutsche Connector) Second Lien Facility,
7.384%, 11/09/09		500	300,000
Flextronics International Ltd.:
Closing Date Loan A, 6.133% — 7.069%, 10/01/14		2,693	2,033,585
Delay Draw Loan A-1-A, 7.069%, 10/01/14		774	584,363
SafeNet, Inc. Second Lien Loan, 11.25%, 4/12/15		1,000	550,000
Tinnerman Palnut Engineered Products, LLC Second Lien
Term Loan, 13.75%, 11/01/11		2,215	487,386
			3,955,334
Energy Equipment & Services — 1.4%
Dresser, Inc.:
Second Lien Term Loan, 8.557%, 5/15/15		1,500	900,000
Term Loan B, 5.057% — 5.368%, 5/04/14		1,471	1,056,058
MEG Energy Corp. Initial Term Loan, 5.77%, 4/03/13		488	353,438
Trinidad USA Partnership LLP U.S. Term Loan,
6.22%, 5/01/11		1,463	1,316,250
			3,625,746
Food & Staples Retailing — 3.0%
AB Acquisitions UK Topco 2 Ltd. Facility B1, 7.8301%,
7/06/15	GBP	2,500	2,668,833
Advantage Sales & Marketing, Inc. (ASM Merger Sub, Inc.)
Term Loan, 5% — 5.77%, 3/29/13		972	670,468
DSW Holdings, Inc. Loan, 7%, 3/02/12		1,000	820,000
Birds Eye Iglo Group Limited (Liberator Midco Limited):
Facility B1 (EUR), 6.754%, 10/27/14	EUR	500	489,109
Facility C1 (EUR), 7.129%, 10/27/15		489	478,068
Sterling Tranche Loan (Mezzanine), 9.665%, 10/31/16	GBP	395	447,241
McJunkin Corp. Term Loan, 7.012%, 1/31/14	USD	983	801,720
Roundy’s Supermarkets, Inc. Tranche B Term Loan, 5.97% —
6.47%, 11/03/11		505	398,561
WM. Bolthouse Farms, Inc.:
First Lien Term Loan, 6.188%, 12/17/12		973	804,744
Second Lien Term Loan, 9.262%, 12/16/13		500	375,000
			7,953,744
Food Products — 2.8%
Dole Food Co., Inc.:
Credit Linked Deposit, 4.689%, 4/12/13		139	100,493
Tranche B Term Loan, 5% — 5.313%, 4/12/13		246	178,115
FSB Holdings, Inc. (Fresh Start Bakeries):
Second Lien Term Loan, 9.563%, 3/29/14		500	340,000
Tranche B Term Loan, 6.063%, 9/29/13		495	376,200

See Notes to Financial Statements.

18 ANNUAL REPORT

OCTOBER 31, 2008

Schedule of Investments (continued) BlackRock Global Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests	(000)		Value

Food Products (concluded)
JRD Holdings, Inc. (Jetro Holdings) Term Loan, 6.26%,
7/02/14	USD	1,453	$ 1,089,844
OSI Industries, LLC U.S. Term Loan, 5.762%, 9/02/11		598	585,639
Solvest, Ltd. (Dole) Tranche C Term Loan, 5% — 6.813%,
4/12/13		1,015	734,856
Sturm Foods, Inc.:
Initial First Lien Term Loan, 5.875% — 6%, 1/31/14 (b)		1,851	1,124,237
Initial Second Lien Term Loan, 9.50%, 7/31/14		750	367,500
United Biscuits Hodco Limited:
Facility B2, 8.267%, 12/15/14	EUR	535	432,662
Facility B1, 8.267% — 8.505%, 12/14/14	GBP	1,651	1,670,738
Wm. Wrigley Jr. Co. Term Loan, 7.75%, 10/06/14	USD	350	330,356
			7,330,640
Health Care Equipment & Supplies — 4.3%
Arizant, Inc. Term Loan, 6.262% — 6.503%, 7/31/10		2,658	2,312,059
Bausch & Lomb, Inc.:
Delay Draw Term Loan, 7.012%, 4/24/15		301	241,371
Parent Term Loan, 7.012%, 4/24/15		1,992	1,597,065
Biomet, Inc.:
Dollar Term Loan, 6.762%, 3/25/15		496	429,000
Euro Term Loan, 8.139%, 3/25/15	EUR	2,547	2,743,254
Hologic, Inc. Tranche B Term Loan, 6.25%, 3/31/13	USD	751	668,195
Molnlycke Holding AB (Rotac Holding AB):
Facility B1, 6.504%, 3/30/15	EUR	1,500	1,338,279
Facility C1, 6.754%, 3/30/16		1,383	1,233,544
Select Medical Corp. Tranche B Term Loan, 5,7225%,
2/24/12	USD	965	730,988
			11,293,755
Health Care Providers & Services — 3.9%
CCS Medical, Inc. (Chronic Care) First Lien Term Loan,
7.02%, 9/30/12		717	449,297
CHS/Community Health Systems, Inc. Funded Term Loan,
5.06% — 5.973%, 7/25/14	USD	4,573	3,652,211
HealthSouth Corp. Term Loan, 5.50%, 3/11/13		2,299	1,894,508
Opica AB (Capio) Tranche C2, 7.29%, 6/14/13	EUR	1,088	1,035,671
Surgical Care Affiliates, LLC Term Loan, 5.762%, 12/29/14	USD	496	317,588
US Oncology, Inc. Tranche B Term Loan, 6.178% —
6.512%, 8/20/11		2,746	2,272,699
Vanguard Health Holding Company II, LLC (Vanguard
Health System, Inc.) Replacement Term Loan, 5.368% —
6.012%, 9/23/11		970	818,783
			10,440,757
Hotels, Restaurants & Leisure — 3.7%
BLB Worldwide Holdings, Inc. (Wembley, Inc.):
First Priority Term Loan, 7.47% — 8.30%, 7/18/12		977	586,285
Second Priority Term Loan, 7.06%, 7/18/12 (d)		1,500	75,000
Golden Nugget, Inc.:
Additional Term Advance (First Lien) Loan, 5.76% —
6.10%, 6/30/14		91	39,091
First Lien Term Advance, 5.22% — 5.26%, 6/30/14		477	205,227
Second Lien Term Loan, 6.51%, 12/31/14		1,000	350,000
Green Valley Ranch Gaming, LLC:
New Term Loan, 4.75%, 2/16/14		474	222,930
Second Lien Term Loan, 6%, 8/16/14		1,500	577,500
Harrah’s Operating Company, Inc.:
Term Loan B1, 6.535% — 6.762%, 1/28/15		316	215,541
Term Loan B2, 6.535% — 6.762%, 1/28/15		2,373	1,618,583
Term Loan B3, 6.259% — 6.762%, 1/28/15		906	616,979
OSI Restaurant Partners, Inc.:
Incremental Term Loan, 5.25%, 6/16/14		402	204,889
Pre-Funded RC Loan, 2.639%, 6/14/13		39	19,896
Penn National Gaming, Inc. Term Loan B, 4.55% —
5.29%, 10/03/12		4,384	3,619,210
QCE, LLC (Quiznos) Second Lien Term Loan, 9.512%,
11/05/13		2,500	1,437,500
			9,788,631

		Par
Floating Rate Loan Interests		(000)	Value

Household Durables — 1.9%
American Residential Services LLC Second Lien
Term Loan, 10%, 4/17/15 (e)	USD	2,010	$ 1,983,035
Berkline Corp. First Lien Term Loan, 6.578%, 11/10/11 (e)		95	4,735
Jarden Corp. Term Loan B3, 6.262%, 4/04/14		1,241	868,406
Simmons Co. Tranche B Term Loan, 5.50%, 12/19/11		500	347,500
Visant Corp. (fka Jostens). Tranche C Term Loan, 5.171%,
12/21/11		1,300	1,072,599
Yankee Candle Co., Inc. Term Loan,
5.26% — 5.77%, 2/06/14		1,000	665,000
			4,941,275
Household Products — 0.4%
VI-JON, Inc. (VJCS Acquisition, Inc.) Tranche B Term Loan,
6.528%, 4/24/14		1,100	946,000
IT Services — 4.5%
Activant Solutions Inc. Term Loan,
6.063% — 6.25%, 5/02/13		449	289,919
Affiliated Computer Services, Inc. (ACS) Term Loan,
5.259%, 3/20/13		729	610,244
Amadeus IT Group SA/Amadeus Verwaltungs GmbH:
Term B3 Facility, 7.09%, 7/01/13	EUR	615	437,879
Term B4 Facility, 7.09%, 7/01/13		496	353,559
Term C3 Facility, 7.59%, 7/01/14		615	437,879
Term C4 Facility, 7.59%, 7/01/14		496	353,559
Audio Visual Services Group, Inc. Second Lien Term Loan,
9.27%, 8/28/14	USD	1,000	630,000
Ceridian Corp. U.S. Term Loan, 6%, 11/09/14		2,000	1,600,000
First Data Corp.:
Initial Tranche B1 Term Loan, 5.948% — 6.512%,
9/24/14		2,479	1,810,403
Initial Tranche B2 Term Loan,
5.948% — 6.512%, 9/24/14		497	364,232
Initial Tranche B3 Term Loan,
5.948% — 6.512%, 9/24/14		985	717,801
RedPrairie Corp:
Second Lien Loan, 9.298%, 1/20/13		1,250	937,500
Term Loan, 6% — 6.313%, 7/20/12		978	782,000
SunGard Data Systems Inc. (Solar Capital Corp.) New
U.S. Term Loan, 4.553%, 2/28/14		3,417	2,605,362
			11,930,337
Independent Power Producers & Energy Traders — 3.2%
The AES Corp. Term Loan, 5.063% — 5.10%, 8/10/11		1,500	1,245,000
Mirant North America, LLC Term Loan, 4.868%, 11/04/13		1,345	1,104,457
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B1 Term Loan,
6.303% — 7.64%, 10/10/14		497	389,206
Initial Tranche B2 Term Loan,
6.303% — 7.64%, 10/10/14		2,483	1,935,315
Initial Tranche B3 Term Loan,
6.303% — 7.64%, 10/10/14		5,030	3,902,475
			8,576,453
Insurance — 0.8%
Alliant Holdings I, Inc, Term Loan, 6.762%, 8/21/14		990	673,200
Conseco, Inc. New Term Loan, 5.7088%, 10/10/13		735	474,085
Sedgwick CMS Holdings, Inc. Term Loan B,
6.012%, 1/31/13		1,067	907,140
			2,054,425
Internet & Catalog Retail — 0.4%
FTD Group, Inc. Tranche B Term Loan, 7.759% — 8.035%,
8/04/14		1,000	890,000
Oriental Trading Company Inc. Second Lien Term Loan,
9.12%, 1/31/14		500	183,334
			1,073,334
Leisure Equipment & Products — 0.4%
24 Hour Fitness Worldwide, Inc. Tranche B Term Loan,
5.62% — 6.71%, 6/08/12		975	711,750

See Notes to Financial Statements. ANNUAL REPORT

OCTOBER 31, 2008

19

Schedule of Investments (continued) BlackRock Global Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests	(000)		Value

Leisure Equipment & Products (concluded)
Kerasotes Showplace Theatres LLC Term B2,
5.438%, 10/28/11	USD	555	$ 333,289
			1,045,039
Life Sciences Tools & Services — 1.4%
Invitrogen Term Loan B, 0%, 6/11/15		4,000	3,700,000
Machinery — 3.1%
Big Dumpster Merger Sub, Inc.:
Delay Draw Term Loan, 6.012%, 2/05/13		287	200,991
Tranche B Term Loan, 6.012%, 2/05/13		682	477,353
Blount, Inc. Term Loan B, 4%, 8/09/10		594	514,090
CI Acquisition Inc. (Chart Industries), Term Loan B,
5.25%, 10/17/12		222	182,222
LN Acquisition Corp. (Lincoln Industrial):
Delay Draw Term Loan, 5.50%, 6/01/14		269	215,455
Initial U.S. Term Loan, 5.50%, 7/11/14		718	574,545
NACCO Materials Handling Group, Inc. Term Loan B:
4.828%, 12/18/12		156	107,585
4.804% — 5.118%, 3/21/13		333	229,653
Navistar International Corp.:
Revolving Credit-Linked, 6.318% — 6.421%, 1/19/12		1,333	913,333
Term Advance, 6.421%, 1/19/12		3,667	2,511,667
OshKosh Truck Corp. Term B Loan:
4.32%, 12/06/13		1,923	1,320,690
4.62% — 6.09%,12/06/13		302	207,409
Standard Steel, LLC:
Delay Draw Term Loan, 5.62% — 5.72%, 7/02/12		79	57,529
Initial Term Loan, 6.27%, 7/02/12		390	284,698
Trimas Co. LLC:
Tranche B Term Loan, 5.49% — 5.766%, 2/28/12		398	298,594
Tranche B-1 Loan, 2.463%, 2/28/12		94	70,313
			8,166,127
Marine — 1.0%
Delphi Acquisition Holding I B.V. (fka Dockwise):
Facility B1, 6.0119%, 1/12/15		733	439,883
Facility B2, 6.0119%, 1/12/15		500	300,000
Facility C1, 6.6369%, 1/11/16		733	439,883
Facility C2, 6.6369%, 1/11/16		500	300,000
Facility D1, 8.2619%, 7/11/16		650	429,000
Facility D2, 8.2619%, 7/11/16		1,000	660,000
			2,568,766
Media — 30.6%
Acosta, Inc. Term Loan, 5.37%, 7/28/13		1,466	1,055,700
Affinion Group Holdings, Inc. Loan, 9.868%, 3/01/12		975	565,500
Alix Partners LLP Term Loan B, 5% — 6.75%, 10/12/13		931	754,490
Alpha Topco Limited (Formula One):
Facility B1, 5.368%, 12/31/13		571	392,381
Facility B2, 5.368%, 12/31/13		393	269,762
Atlantic Broadband Finance, LLC Tranche B-2 Term
Loan, 6.02%, 9/01/11		1,955	1,769,482
Bresnan Communications, LLC, Second Lien Term Loan,
7.58% — 7.61%, 3/29/14		250	175,000
CSC Holdings (Cablevision) Incremental Term Loan, 4.569%,
3/29/13		2,651	2,281,459
Casema NV (Essent Kablecom):
Term Loan B, 7.004%, 9/12/14	EUR	625	634,886
Term Loan C, 7.504%, 9/14/15		625	634,886
Catalina Marketing Corp., Initial Term Loan, 6.762%,
10/01/14	USD 2,482		1,837,013
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan, 5.62%, 7/03/14		1,980	1,466,301
Tranche 1 Incremental Term, 7.50%, 7/04/14		3,741	3,291,750
Cequel Communications LLC Term Loan, 4.804% —
6.334%, 11/05/13		4,900	3,575,684
Charter Communications Operating, LLC, Replacement
Term Loan, 5% — 5.47%, 3/06/14		1,965	1,465,200
Cinemark USA, Inc. Term Loan, 4.56% — 4.93%, 10/05/13		1,103	833,766

		Par
Floating Rate Loan Interests	(000)		Value

Media (continued)
Clarke American Corp. Tranche B Term Loan, 6.262% —
6.383%, 6/30/14	USD 1,977		$ 1,208,735
Cumulus Media, Inc. Replacement Term Loan, 4.75% —
4.969%, 6/11/14		1,469	829,932
Dex Media West LLC Tranche B Term Loan, 7% —
7.77%, 10/24/14		2,000	1,078,000
Discovery Communications Holding, LLC Term B Loan,
5.762%, 5/14/14		1,980	1,613,669
Emmis Operating Co. Tranche B Term Loan, 4.81% —
5.769%, 11/01/13		471	247,213
FoxCo Acquisition Sub, LLC Term Loan, 7.25%, 7/14/15		500	382,500
GateHouse Media Operating, Inc.:
Delay Draw Term Loan, 4.81% — 5%, 8/28/14		293	63,430
Initial Term Loan, 4.81%, 8/28/14		985	213,370
Getty Images, Inc. Initial Term Loan, 8.053%, 7/02/15		2,000	1,798,000
Gray Television, Inc. Term Loan B DD,
4.25% — 5.65%, 12/31/14		2,150	1,192,991
HMH Publishing Company Limited (fka Education Media):
Incremental Term Loan B, 7.516%, 11/14/14		2,636	1,977,273
Mezzanine, 13.01625%, 11/14/14		7,063	4,944,188
Hanley-Wood LLC Term Loan, 5.25% — 6.012%, 3/08/14		2,234	1,173,045
Hargray Acquisition Co./DPC Acquisitions LLC/
HCP Acquisitions LLC:
First Lien Term Loan, 6.012%, 6/27/14		982	785,297
Second Lien Term Loan, 9.262%, 1/29/15		500	390,000
Idearc, Inc (Verizon) Tranche B Term Loan,
5.12%, 11/17/14		1,508	636,034
Insight Midwest Holdings LLC B Term Loan, 5.93%, 4/17/14		2,700	2,103,751
Kabel Deutschland Holdings GMBH A Facility, 6.909%,
7/02/14	EUR 4,000		3,806,661
Knology, Inc. Term Loan:
6.40%, 1/12/12	USD	1	700
6.40%, 6/30/12		493	344,925
Lavena Holdings (ProSiebenSat 1 Media AG):
Term Loan B, 7.526%, 9/14/16	EUR	337	91,219
Term Loan C, 7.776%, 3/06/15		674	182,438
Liberty Cablevision of Puerto Rico, Ltd. Initial Term Facility,
6.556%, 6/01/14	USD 1,481		1,036,875
Local TV Finance, LLC Term Loan:
5.77%, 5/07/13		2	1,200
4.87%, 5/07/13		744	446,533
MCC Iowa LLC (Mediacom Broadband Group):
Tranche D-1 Term Loan, 3.89%, 3/31/10		1,474	1,051,889
Tranche A Term Loan, 3.64%, 4/11/14		941	799,773
Mediacom Illinois, LLC (fka Mediacom Communications LLC)
Tranche C Term Loan, 4.78%, 3/01/13		2,437	1,721,900
Medianne Vaire Holdings (Page Jaunes):
Term Loan B2, 7.376%, 1/31/15	EUR	969	518,618
Term Loan C, 7.876%, 9/10/15		969	518,618
Term Loan D, 9.376%, 8/14/16		500	249,812
Metro-Goldwyn-Mayer Inc. Tranche B Term Loan, 7.012%,
4/08/12	USD 1,925		942,047
Mission Broadcasting Term Loan B, 5.512%, 1/03/13		1,888	1,283,526
Multicultural Radio Broadcasting Inc. Term Loan,
6.795%, 12/04/13		338	256,880
NV Broadcasting:
First Lien, 5.82%, 11/13/13		824	494,129
Second Lien Term Loan, 9.32%, 11/13/14		1,500	750,000
National Cinemedia, LLC Term Loan, 4.57%, 11/04/10		1,000	675,833
New Wave Communications:
Delay Draw Term Loan, 6.618%, 6/30/13		234	191,923
Term Loan B, 6.618%, 6/30/13		929	761,473
Newsday LLC:
Fixed Rate Term Loan, 9.75%, 8/01/13		750	622,500
Floating Rate Term Loan, 9.008%, 8/01/13		1,250	1,037,500
Nexstar Broadcasting, Inc. Term B Loan, 5.512%, 10/01/12		1,786	1,214,622
Nielsen Finance LLC Dollar Term Loan, 4.803%, 10/01/12		3,828	2,757,715
Parakim Broadcasting Term Loan B, 5.82%, 11/01/13		169	101,360
Sunshine Acquisition Limited (aka HIT Entertainment):
Second Lien Term Loan, 8.30%, 2/26/13		1,000	520,000
Term Facility, 4.80%, 3/20/12		1,098	680,791

See Notes to Financial Statements. 20 ANNUAL REPORT

OCTOBER 31, 2008

Schedule of Investments (continued) BlackRock Global Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Media (concluded)
MCNA Cable Holdings LLC (OneLink Communications)
Term Loan, 6.54%, 3/01/13 (b)	USD	1,769	$ 1,158,738
Penton Media, Inc. Term Loan:
First Lien, 5.368% — 5.67%, 2/01/13		1,108	576,225
Second Lien, 8.42%, 2/01/14		1,000	480,000
Puerto Rico Cable Acquisition Co., Inc. (Choice TV)
Term Loan (Second Lien), 11.313%, 2/15/12		692	436,154
Quebecor Media Term Loan B, 6.819%, 1/17/13		729	576,206
Sitel LLC (ClientLogic) U.S. Term Loan, 5.359% —
6.789%, 1/30/14		1,366	751,295
TWCC Holding Corp. Term Loan, 7.25%, 9/14/15		1,000	921,667
UPC Financing Partnership M Facility, 7.008%, 12/31/14	EUR	3,767	3,128,529
Virgin Media Investment Holdings Limited, (NTL):
B1 Facility, 8.147%, 9/03/12	GBP	936	990,197
B2 Facility, 8.147%, 9/03/12		1,093	1,156,288
C Facility, 8.743%, 1/30/13		1,500	1,384,038
Wallace Theater Corp. (Hollywood Theaters):
First Lien Term Loan, 6.56% — 7.02%, 7/31/09	USD	1,628	1,285,917
Second Lien Term Loan, 10.31%, 1/31/10		2,500	1,750,000
Yell Group Plc Facility B2 (Euro), 7.504%, 10/27/12	EUR	1,750	1,552,403
			80,849,805
Metals & Mining — 1.1%
Algoma Steel, Inc. Term Loan, 5.50%, 6/20/13	USD	1,954	1,562,932
Compass Minerals International, Inc. Term Loan,
5.20%, 12/24/12		778	700,642
Euramax International Holdings B.V. European Loan
(Second Lien), 11%, 6/29/13		734	330,395
Euramax International, Inc. Domestic Loan (Second Lien),
11%, 6/29/13		480	216,034
			2,810,003
Multi-Utilities — 1.4%
Coleto Creek Power, LP (Coleto Creek WLE, LP):
Synthetic Letter of Credit (First Lien), 3.662%, 6/28/13		127	93,631
Term Loan (First Lien), 6.512%, 6/28/13		1,803	1,325,110
FirstLight Power Resources, Inc. (fka NE Energy, Inc.):
First Lien Term Loan B, 5.75%, 11/01/13		1,230	1,002,803
Letter of Credit, 3.663%, 11/01/13		159	129,207
Second Lien Term Loan, 7.7113%, 5/01/14		750	555,000
Mach Gen LLC:
Synthetic L/C Loan (First Lien), 3.512%, 2/22/13		70	64,266
Term Loan B (First Lien), 4.81%, 2/22/14		667	609,441
			3,779,458
Multiline Retail — 0.8%
Dollar General Corp. Tranche B-1 Term Loan, 5.75% — 6.17%,
7/07/14		1,250	996,875
The Neiman Marcus Group, Inc. Term Loan, 4.565%, 4/08/13		1,440	1,079,904
			2,076,779
Oil, Gas & Consumable Fuels — 2.3%
Big West Oil LLC:
Delayed Advance Loan, 5.25%, 5/15/14		550	357,500
Initial Advance Loan, 5.25%, 5/15/14		438	284,375
Niska Gas Storage Canada ULC:
Asset Sale Term Bridge Facility, 4.843%, 8/9/13		29	24,013
Canadian Term Loan B, 4.844%, 5/13/11		454	377,144
Niksa Gas Storage U.S. LLC:
U.S. Term Loan B, 4.847%, 5/13/13		75	62,243
Wild Goose Acquisition Draw U.S. Term B, 4.847%, 5/13/13		51	42,163
Coffeyville Resources LLC:
Letter of Credit, 3.783%, 12/28/10		324	257,297
Tranche D Term Loan, 5.75% — 6.633%, 12/30/13		1,047	830,775
Drummond Co., Inc. Term Advance, 5.001%, 2/14/11		1,350	1,309,500
MAPCO Express, Inc./MAPCO Family Centers, Inc. Term
Loan, 5.93%, 4/28/11		795	477,196
Vulcan Energy Corp. (Plains Resources, Inc.) Term
Loan B3, 6.25%, 8/12/11		1,750	1,487,500
Western Refining, Inc. Term Loan, 9.25%, 5/30/14		917	678,554
			6,188,260

		Par
Floating Rate Loan Interests		(000)	Value

Paper & Forest Products — 2.3%
Boise Paper Holdings, LLC (Aldabra Sub LLC) Tranche B
Term Loan (First Lien), 7.50%, 2/05/15	USD	995	$ 815,071
Georgia-Pacific LLC Term Loan B, 4.567% —
5.512%, 12/20/12		4,103	3,391,959
NewPage Corp. Term Loan, 7%, 4/08/13		1,989	1,598,814
Verso Paper Holdings Finance LLC Term Loan, 10.012%,
2/01/13		336	275,520
			6,081,364
Personal Products — 1.1%
American Safety Razor Co. LLC Second Lien Term
Loan, 9.37% — 9.47%, 1/30/14		2,000	1,660,000
Prestige Brands, Inc. Tranche B Term Loan, 5.421% —
6.012%, 4/06/11		1,460	1,153,734
			2,813,734
Pharmaceuticals — 1.5%
Catalent Pharma Solutions, Inc. (Cardinal Health 409 Inc.)
EuroTerm Loan, 7.392%, 4/10/14	EUR	2,469	2,265,514
Warner Chilcott Co., Inc.:
Tranche B Term Loan, 5.762%, 1/18/12	USD	1,375	1,118,264
Tranche C Term Loan, 5.762%, 1/18/12		583	473,894
			3,857,672
Professional Services — 0.2%
Booz Allen Hamilton, Inc. Tranche B Term Loan,
7.50%, 7/31/15		500	435,938
Real Estate Management & Development — 1.5%
Capital Automotive L Term Loan, 5.47%, 12/16/10		1,675	1,020,075
Enclave B4 Term Loan, 6.14%, 3/01/12		2,000	1,477,854
Georgian Towers Term Loan B4 Participation, 6.14%, 3/01/12		2,000	1,432,458
Pivotal Promontory Second Lien Term Loan, 12%, 8/11/11 (d)		750	112,500
			4,042,887
Road & Rail — 0.8%
RailAmerica, Inc.:
Canadian Term Loan, 7.883%, 8/14/09		196	173,187
U.S.Term Loan, 7.883%, 8/14/09		2,054	1,818,063
			1,991,250
Semiconductors & Semiconductor Equipment — 0.2%
Marvell Technology Group, Ltd. Term Loan, 5.50%, 12/15/14		479	407,469
Software — 0.5%
Bankruptcy Management Solutions, Inc.:
First Lien Term Loan, 7%, 7/31/12		980	735,000
Second Lien Term Loan, 9.75%, 7/31/13		490	245,000
CCC Information Services Group, Inc. Term Loan,
6.02%, 2/10/13		414	330,815
			1,310,815
Specialty Retail — 2.4%
Adesa, Inc. (KAR Holdings, Inc.) Initial Term Loan,
6.02%, 10/21/13		2,395	1,550,885
Burlington Coat Factory Warehouse Corp. Term Loan,
5.06%, 5/28/13		517	277,549
General Nutrition Centers, Inc. Term Loan, 6.012% —
6.303%, 9/16/13		997	679,941
OSH Properties LLC (Orchard Supply) B-Note (Participation 1),
4.938%, 12/09/11		1,500	1,050,000
Rent-A-Center, Inc. Tranche B Term Loan, 5.25%,
6/29/12		1,193	954,147
Sensata Technology BV/Sensata Technology Finance
Company LLC:
Euro Term Loan, 6.738% — 6.912%, 4/29/13	EUR	1,466	1,345,566
U.S. Term Loan, 5.115% — 5.258%, 4/29/13	USD	970	610,201
			6,468,289
Textiles, Apparel & Luxury Goods — 0.4%
Hanesbrands, Inc. Term Loan B (First Lien), 4.75% —
5.266%, 9/05/13		1,000	844,583
Renfro Corp. Tranche B Term Loan, 6.06% —
7.02%, 10/04/13		462	276,978
			1,121,561

See Notes to Financial Statements. ANNUAL REPORT

OCTOBER 31, 2008

21

Schedule of Investments (continued) BlackRock Global Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests		(000)	Value

Trading Companies & Distributors — 0.3%
Beacon Sales Acquisition, Inc. Term Loan B, 5.769% —
6.053%, 9/30/13	USD	1,225	$ 857,500
Wireless Telecommunication Services — 4.4%
Alltel Communications, Inc.:
Initial Tranche B2 Term Loan, 5.316%, 5/15/15		1,489	1,413,169
Initial Tranche B3 Term Loan, 5.50%, 5/15/15		950	904,597
BCM Ireland Holdings Limited (Eircom):
Facility B, 6.379%, 9/30/15	EUR	2,000	1,594,606
Facility C, 6.629%, 9/30/16		2,000	1,594,606
Facility D, 8.754%, 3/31/16		1,000	640,462
Centennial Cellular Operating Co. New Term Loan,
5.118% — 5.762%, 2/09/11		2,169	1,837,240
Cricket Communications, Inc. (aka Leap Wireless) Term
Loan B, 7.262%, 6/16/13		923	778,313
IPC Systems, Inc. Tranche B1 Term Loan, 6.012%,
5/31/14	USD	499	249,369
MetroPCS Wireless, Inc. New Tranche B Term Loan, 5.063% —
5.375%, 11/04/13		1,622	1,334,352
Ntelos, Inc. Term B1 Facility, 5.37%, 8/24/11		1,682	1,427,268
			11,773,982
Total Floating Rate Loan Interests — 122.9%			325,169,568

Common Stocks	Shares
Capital Markets — 0.1%
E*Trade Financial Corp. (g)	121,011		220,240
Commercial Services & Supplies — 0.0%
Sirva Common Stock		554	11,080
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (g)		55,855	74,146
Ainsworth Lumber Co. Ltd. (c)(g)		62,685	82,490
			156,636
Total Common Stocks — 0.2%			387,956

Preferred Stocks
Capital Markets — 0.0%
Marsico Parent Superholdco, LLC, 16.75% (c)(g)		100	72,000
Total Preferred Stocks — 0.0%			72,000

Warrants (h)
Machinery — 0.0%
Synventive Molding Solutions (expires 1/15/13)		2	0
Total Warrants — 0.0%			0

Other Interests (i)
Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc. (e)		947	318
Household Durables — 0.0%
Berkline Benchcraft Equity LLC (e)		6,155	0
Total Other Interests — 0.0%			318
Total Long-Term Investments
(Cost — $568,253,955) — 154.9%			409,784,040

	Par
Short-Term Securities	(000)	Value

U.S. Government Agency Obligations — 0.6%
Federal Home Loan Banks Discount Notes, 1.24%,
11/28/08 (j)(k)	USD 1,500	$ 1,499,792
Total Short-Term Securities (Cost — $1,498,750) — 0.6%		1,499,792

Options Purchased	Contracts
Call Options
Marsico Parent Superholdco LLC, expiring
December 2019 at USD 942.86	26	43,810
Total Options Purchased (Cost — $25,422) — 0.0%		43,810
Total Investments (Cost — $569,778,127*) — 155.5%		411,327,642
Liabilities in Excess of Other Assets — (33.3)%		(87,916,829)
Preferred Shares, at Redemption Value — (22.2)%		(58,820,925)
Net Assets Applicable to Common Shares — 100.0%		$ 264,589,888

* The cost and unrealized appreciation (depreciation) of investments as of October 31,
2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 569,819,646
Gross unrealized appreciation	$ 469,810
Gross unrealized depreciation	(158,961,814)
Net unrealized depreciation	$(158,492,004)

(a) Variable rate security. Rate shown is as of report date.
(b) Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d) Issuer filed for bankruptcy and/or is in default of interest payments.
(e) Security is fair valued.
(f) Restricted securities as to resale, representing 7.8% of net assets, were as follows:

Acquisition
Issue	Date(s)	Cost	Value
Colombia Government
International Bond,
8.541%, 3/17/13	2/15/06	$ 1,304,742	$ 1,116,000
Costa Rica Government
International Bond,	8/30/04 –
9.335%, 5/15/09	11/01/04	3,237,475	3,200,000
Nordic Telephone
Co. Holdings ApS,
10.107%, 5/01/16	4/26/06	1,867,951	1,273,754
Pemex Project
Funding Master Trust,	8/27/04 –
6.553%, 10/15/09	12/15/04	12,832,908	12,446,000
Republic of Venezuela,
6.18%, 4/20/11	10/26/04	3,746,288	2,680,000
Total		$22,989,364	$20,715,754

(g) Non-income producing security.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.

22 ANNUAL REPORT

OCTOBER 31, 2008

Schedule of Investments (concluded) BlackRock Global Floating Rate Income Trust (BGT)

(i) Other interests represent beneficial interest in liquidation trusts and other reorganiza-
tion entities and are non-income producing.
( j) Rate shown is the yield to maturity as of the date of purchase.
( k) All or a portion of security held as collateral in connection with swaps.
•Foreign currency exchange contracts as of October 31, 2008 were as follows:

Currency		Currency	Settlement		Unrealized
Purchased		Sold		Date	Appreciation
EUR	7,500,000	USD 9,440,040	11/06/08		$ 114,813
GBP	2,000,000	USD 3,180,040	11/06/08		36,658
USD 72,945,560		EUR 53,391,832	11/06/08		4,925,409
USD 17,205,150		GBP 9,974,000	11/06/08		1,163,479
USD	855,879	MXN 11,028,000	11/10/08		1,793
Total					$ 6,242,152

• Swaps outstanding as of October 31, 2008 were as follows:

			Notional
			Amount		Unrealized
				(000)	Depreciation
Sold credit default protection on BAA Ferovial
Junior Term Loan and receive 2.0% (e)
Broker, Deutsche Bank AG
Expires March 2012			GBP	1,800	$ (543,254)
Sold credit default protection on ITRAXX LEVX
Senior Series 3 and receive 5.75%
Broker, Deutsche Bank AG
Expires December 2013			EUR	2,000	(277,287)
Total					$ (820,541)

• Currency Abbreviations:
EUR	Euro
GBP	British Pound
MXN	Mexican New Peso
USD	U.S. Dollar

• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

• Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates)
or other market-corroborated inputs)

• Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund’s own assumption used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the
Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of October 31, 2008 in determining the fair valuation of the Fund’s investments:

Valuation	Investments in	Other Financial
Inputs	Securities	Instruments*
Level 1	$ 294,386	$ 43,810
Level 2	290,209,309	5,964,865
Level 3	120,780,137	(543,254)
Total	$ 411,283,832	$ 5,465,421

The following is a reconciliation of investments for unobservable inputs (Level 3) that were used in determining fair value:
	Investments in	Other Financial
	Securities	Instruments*
Balance, as of December 31, 2007	$ 163,425,498	$(119,977)
Accrued discounts/premiums	26,715	—
Realized gain (loss)	(5,340,204)	—
Change in unrealized appreciation
(depreciation)	(109,699,613)	(423,277)
Net purchases (sales)	(24,255,859)	—
Net transfers in/out of Level 3	96,623,600	—
Balance, as of October 31, 2008	$ 120,780,137	$(543,254)

* Other financial instruments are swaps, foreign currency exchange contracts and options.

See Notes to Financial Statements. ANNUAL REPORT OCTOBER 31, 2008 23

Schedule of Investments October 31, 2008 BlackRock Preferred and Corporate Income Strategies Fund, Inc. (PSW)
(Percentages shown are based on Net Assets)

Preferred Securities
		Par
Capital Trusts		(000)	Value

Building Products — 0.6%
C8 Capital SPV Ltd., 6.64% (a)(b)(c)	USD	980	$ 460,394
Capital Markets — 6.7%
Ameriprise Financial, Inc., 7.518%, 6/01/66 (c)		1,900	948,518
Credit Suisse Guernsey Ltd., 5.86% (b)(c)		1,970	1,125,177
Lehman Brothers Holdings Capital Trust V, 3.64% (b)(c)(d)(e)		1,600	160
State Street Capital Trust III, 8.25% (b)(c)		980	844,045
State Street Capital Trust IV, 3.819%, 6/01/67 (c)		3,390	2,170,695
			5,088,595
Commercial Banks — 25.1%
Abbey National Capital Trust I, 8.963% (b)(c)(f)		725	547,807
BB&T Capital Trust IV, 6.82%, 6/12/77 (c)		4,600	2,562,108
BNP Paribas, 7.195% (a)(b)(c)		3,800	2,426,627
Bank of Ireland Capital Funding II, LP, 5.571% (a)(b)(c)		2,015	664,003
Bank of Ireland Capital Funding III, LP, 6.107% (a)(b)(c)		2,150	708,597
Barclays Bank Plc, 7.434% (a)(b)(c)		325	205,186
Credit Agricole SA, 6.637% (a)(b)(c)		7,945	3,806,529
First Empire Capital Trust II, 8.277%, 6/01/27		910	657,521
Huntington Capital III, 6.65%, 5/15/37 (c)		975	394,790
National City Preferred Capital Trust I, 12% (b)(c)		300	273,291
Regions Financing Trust II, 6.625%, 5/15/47 (c)		985	337,915
Royal Bank of Scotland Group Plc (b):
7.648% (c)		980	540,125
9.118%		1,200	1,111,285
Series MTN, 7.64% (c)		1,900	909,089
SMFG Preferred Capital USD 3 Ltd., 9.50% (a)(b)(c)		875	814,836
Standard Chartered Bank, 7.014% (a)(b)(c)		2,350	1,262,584
SunTrust Preferred Capital I, 5.853% (b)(c)		1,050	578,812
Wachovia Corp. Series K, 7.98% (b)(c)		1,855	1,401,044
			19,202,149
Consumer Finance — 0.9%
MBNA Capital A, 8.278%, 12/01/26		910	712,697
Diversified Financial Services — 8.8%
Citigroup, Inc.(c)(g):
8.30%, 12/21/77		1,317	904,068
Series E, 8.40% (b)		3,700	2,571,870
Farm Credit Bank of Texas Series 1, 7.561% (b)(c)		1,000	599,960
JPMorgan Chase Capital XXIII, 3.149%, 5/15/77 (c)		1,830	832,178
JPMorgan Chase Capital XXV, 6.80%, 10/01/37 (f)		2,525	1,817,349
			6,725,425
Electric Utilities — 1.2%
PPL Capital Funding, 6.70%, 3/30/67 (c)		1,500	870,000
Insurance — 50.7%
AON Corp., 8.205%, 1/01/27		3,990	2,759,719
Ace Capital Trust II, 9.70%, 4/01/30 (f)		1,510	1,193,270
The Allstate Corp.(c):
6.50%, 5/15/57 (f)		3,200	1,750,240
Series B, 6.125%, 5/15/67 (g)		2,625	1,467,323
American International Group, Inc.:
8.175%, 5/15/58 (a)(c)		4,275	683,030
6.25%, 3/15/87 (g)		2,800	377,524
Chubb Corp., 6.375%, 3/29/67 (c)(k)		4,475	2,857,780
Everest Reinsurance Holdings, Inc., 6.60%, 5/01/67 (c)		3,560	1,634,752
Farmers Exchange Capital, 7.05%, 7/15/28 (a)		9,110	6,125,455
Genworth Financial, Inc., 6.15%, 11/15/66 (c)		750	175,383
Liberty Mutual Group, Inc.(a)(c):
7%, 3/15/37		2,550	1,374,297
10.75%, 6/15/88		2,000	1,050,000
Lincoln National Corp.(c):
7%, 5/17/66		3,000	1,410,000
6.05%, 4/20/67		1,250	575,000
Nationwide Life Global Funding I, 6.75%, 5/15/67 (f)		2,450	1,316,213
Oil Casualty Insurance Ltd., 8%, 9/15/34 (a)		915	835,720
Progressive Corp., 6.70%, 6/15/37 (c)		2,900	1,727,008

	Par
Capital Trusts	(000)	Value

Insurance (concluded)
QBE Capital Funding II LP, 6.797% (a)(b)(c)(f)	USD 2,120	$ 901,000
Reinsurance Group of America, 6.75%, 12/15/65 (c)	700	403,296
Swiss Re Capital I LP, 6.854% (a)(b)(c)	2,225	1,218,733
The Travelers Cos., Inc., 6.25%, 3/15/67 (c)	5,750	3,427,305
ZFS Finance (USA) Trust II, 6.45%, 12/15/65 (a)(c)	1,800	1,114,684
ZFS Finance (USA) Trust IV, 5.875%, 5/09/32 (a)(c)	500	345,170
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(c)	4,355	2,351,700
Zenith National Insurance Capital Trust I, 8.55%,
8/01/28 (a)	1,000	947,500
XL Capital Ltd., 6.102%, 7/15/33 (a)(c)	120	750,540
		38,772,642
Multi-Utilities — 1.9%
Dominion Resources Capital Trust I, 7.50%, 12/01/27 (c)	1,200	1,077,275
Puget Sound Energy, Inc. Series A, 6.974%, 6/01/67 (c)	475	396,625
		1,473,900
Oil, Gas & Consumable Fuels — 4.6%
Enterprise Products Operating LP, 8.375%, 8/01/66 (c)	825	612,562
Southern Union Co., 7.20%, 11/01/66 (c)	2,350	1,457,750
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (c)	2,150	1,468,967
		3,539,279
Thrifts & Mortgage Finance — 0.4%
Webster Capital Trust IV, 7.65%, 6/15/37 (c)	975	292,917
Total Capital Trusts — 100.9%		77,137,998

Preferred Stocks	Shares
Capital Markets — 0.3%
Deutsche Bank Contingent Capital Trust II, 6.55%	15,000	224,100
Commercial Banks — 12.3%
Barclays Bank Plc, 8.125%	50,000	806,000
First Tennessee Bank NA, 3.90% (a)(c)	1,176	381,098
HSBC USA, Inc. Series H, 6.50%	168,000	3,339,840
Provident Financial Group, Inc., 7.75%	42,000	759,940
Royal Bank of Scotland Group Plc:
Series L, 5.75%	5,000	52,500
Series M, 6.40%	5,000	54,300
Santander Finance Preferred SA Unipersonal:
6.50%	134,000	2,135,625
6.80%	110,000	1,873,443
		9,402,746
Diversified Financial Services — 7.2%
Citigroup, Inc. Series AA, 8.125%	130,000	2,190,500
Cobank ACB, 7% (a)(l)	38,000	1,526,840
JPMorgan Chase Capital XXI Series U, 4.143% (c)	3,870,000	1,798,706
		5,516,046
Electric Utilities — 3.0%
Alabama Power Co., 6.50%	25,000	502,500
Entergy Arkansas, Inc., 6.45%	28,800	660,600
Entergy Louisiana LLC, 6.95%	22,650	1,132,500
		2,295,600
Insurance — 18.0%
AXA SA, 6.379% (a)(c)	3,585,000	1,819,065
Aspen Insurance Holdings Ltd., 7.401% (c)	55,000	715,000
Axis Capital Holdings Ltd.:
Series A, 7.25%	35,000	570,500
Series B, 7.50% (c)	9,000	744,750
Endurance Specialty Holdings Ltd. Series A, 7.75%	35,200	554,048
Financial Security Assurance Holdings Ltd., 6.40% (a)(c)	1,740,000	520,451
Great West Life & Annuity Insurance Co., 7.153% (a)(c)	2,000,000	1,357,540
MetLife, Inc.:
6.40%	4,225,000	2,103,120
Series B, 6.50%	170,000	2,791,400

See Notes to Financial Statements. 24 ANNUAL REPORT OCTOBER 31, 2008

Schedule of Investments (continued) BlackRock Preferred and Corporate Income Strategies Fund, Inc. (PSW) (Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value

Insurance (concluded)
PartnerRe Finance II, 6.44% (c)	1,450,000	$ 763,012
RenaissanceRe Holding Ltd. Series D, 6.60%	110,000	1,796,300
		13,735,186
Multi-Utilities — 1.5%
Dominion Resources, Inc., 7.50% (c)	2,100,000	1,155,000
Real Estate Investment Trusts (REITs) — 7.3%
BRE Properties, Inc. Series D, 6.75%	10,000	159,900
First Industrial Realty Trust, Inc., 6.236% (c)	610	622,581
HRPT Properties Trust:
Series B, 8.75%	97,917	1,223,963
Series C, 7.125%	125,000	1,325,000
iStar Financial, Inc. Series I, 7.50%	59,500	175,525
Public Storage:
Series F, 6.45%	10,000	167,500
Series M, 6.625%	20,000	346,000
Series I, 7.25%	40,000	796,252
Weingarten Realty Investors Series F, 6.50%	50,000	762,500
		5,579,221
Thrifts & Mortgage Finance — 0.0%
Sovereign Bancorp, Inc. Series C, 7.30% (h)	1,400	21,980
Wireless Telecommunication Services — 3.0%
Centaur Funding Corp., 9.08% (a)	2,720	2,291,600
Total Preferred Stocks — 52.6%		40,221,479

	Par
Trust Preferreds	(000)
Capital Markets — 1.0%
Deutsche Bank Contingent Capital Trust V, 8.05% (b)	USD 1,100	799,129
Consumer Finance — 2.0%
Capital One Capital II, 7.50%, 6/15/66	2,326	1,492,971
Diversified Financial Services — 2.1%
Citigroup Capital XVII, 6.35%, 3/15/67	1,980	1,161,571
ING Groep NV, 7.20% (b)	875	471,894
		1,633,465
Electric Utilities — 1.6%
PPL Energy Supply LLC, 7%, 7/15/46	1,235	1,201,131
Insurance — 4.3%
ABN AMRO North America Capital Funding Trust II,
2.874% (a)(b)(c)	2,000	1,886,552
Lincoln National Capital VI Series F, 6.75%, 9/11/52	2,250	1,397,168
		3,283,720
Thrifts & Mortgage Finance — 0.2%
Countrywide Capital V, 7%, 11/01/66	215	143,970
Total Trust Preferreds — 11.2%		8,554,386
Total Preferred Securities — 164.7%		125,913,863

	Par
Corporate Bonds	(000)	Value

Commercial Banks — 3.5%
Societe Generale, 5.922% (a)(b)(c)	USD 4,600	$ 2,692,109
Insurance — 0.7%
Oil Insurance Ltd., 7.558% (a)(b)(c)	1,000	505,980
Total Corporate Bonds — 4.2%		3,198,089
Total Long Term Investments
(Cost — $220,515,468) — 168.9%		129,111,952

	Beneficial
	Interest
Short-Term Securities	(000)
BlackRock Liquidity Series, LLC
Cash Sweep Series, 4.60% (i)(j)	15,938	15,938,424
Total Short-Term Securities
(Cost — $15,938,424) — 20.9%		15,938,424
Total Investments (Cost — $236,453,892*) — 189.8%		145,050,376
Liabilities in Excess of Other Assets — (0.4)%		(335,887)
Preferred Shares, at Redemption Value — (89.4)%		(68,284,629)
Net Assets Applicable to Common Shares — 100.0%		$ 76,429,860

* The cost and unrealized appreciation (depreciation) of investments as of October 31,
2008, as computed for federal income tax purposes, were as follows:

Aggregate cost                                $235,996,307
Gross unrealized appreciation               $ 325,712
Gross unrealized depreciation            (91,271,643)
Net unrealized depreciation            $ (90,945,931)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b) Security is perpetual in nature and has no stated maturity date.
(c) Variable rate security. Rate shown is as of report date.
(d) Non-income producing security.
(e) Issuer filed for bankruptcy and/or is in default of interest payments.
(f) All or a portion of security held as collateral in connection with open reverse repurchase agreements.
(g) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(h) Depositary receipts.

See Notes to Financial Statements.

ANNUAL REPORT OCTOBER 31, 2008 25

Schedule of Investments (concluded) BlackRock Preferred and Corporate Income Strategies Fund, Inc. (PSW)

(i) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
	Activity	Income
BlackRock Liquidity Series, LLC
Cash Sweep Series	$(7,017,671)	$ 1,040,956
( j) Represents the current yield as of report date.
(k) All or a portion of security has been pledged as collateral in connection with open swaps.
(l) Security is fair valued.

•Financial futures contracts sold as of October 31, 2008 were as follows:

Unrealized
		Expiration	Face	Appreciation
Contracts	Issue	Date	Value	(Depreciation)
432	2-Year U.S.	December
	Treasury Bond	2008	$93,026,524	$ 220,774
856	5-Year U.S.	December
	Treasury Bond	2008	$96,238,737	(709,951)
Total				$ (489,177)

•Foreign currency exchange contracts as of October 31, 2008 were as follows:

Unrealized
Currency	Currency	Settlement	Appreciation
Purchased	Sold	Date	(Depreciation)

USD 94,938	EUR 70,100	11/06/08	$ 5,632
EUR 72,400	USD 93,581	11/06/08	(1,345)
Total			$ 4,287

•Currency Abbreviations:
EUR Euro
USD U.S. Dollar
•Reverse repurchase agreements outstanding as of October 31, 2008 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount
Barclays Bank Plc	3.563%	9/04/08	12/04/08	$4,060,242	$4,024,000

•Swaps outstanding as of October 31, 2008 were as follows:

	Notional		Unrealized
	Amount		Appreciation
		(000)	(Depreciation)
Receive a fixed rate of 2.85102% and pay
a floating rate based on 3-month LIBOR
Broker, JPMorgan Chase Bank N.A.
Expires October 2010	USD	39,900	$ 23,242
Receive a fixed rate of 2.776% and pay
a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG
Expires October 2010	USD	23,900	(19,850)
Receive a fixed rate of 2.835% and pay
a floating rate based on 3-month LIBOR
Broker, Credit Suisse International
Expires October 2010	USD	39,900	11,242
Receive a fixed rate of 3.8825% and pay
a floating rate based on 3-month LIBOR
Broker, Citibank N.A.
Expires October 2013	USD	18,700	(28,721)
Receive a fixed rate of 3.665% and pay
a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG
Expires October 2013	USD	16,300	(163,681)
Receive a fixed rate of 3.80% and pay
a floating rate based on 3-month LIBOR
Broker, Credit Suisse International
Expires October 2013	USD	16,300	(70,630)
Bought credit default protection on
Carnival Corp. and pay 2.35%
Broker, The Goldman Sachs Group, Inc.
Expires December 2013	USD	1,000	2,120
Bought credit default protection on
Mack-Cali Realty, L and pay 3.10%
Broker, The Goldman Sachs Group, Inc.
Expires March 2018	USD	1,000	133,958
Total			$ (112,320)

•For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements. 26 ANNUAL REPORT OCTOBER 31, 2008

Schedule of Investments October 31, 2008 BlackRock Preferred and Equity Advantage Trust (BTZ)
(Percentages shown are based on Net Assets)

Preferred Securities
		Par
Capital Trusts		(000)	Value

Building Products — 0.3%
C8 Capital SPV Ltd., 6.64% (a)(b)(c)	USD	3,160	$ 1,484,536
Capital Markets — 4.2%
Credit Suisse Guernsey Ltd., 5.86% (b)(c)(d)		7,000	3,998,092
State Street Capital Trust III, 8.25% (b)(c)(e)		3,100	2,669,937
State Street Capital Trust IV, 3.819%, 6/01/67 (c)(e)		25,245	16,164,954
			22,832,983
Commercial Banks — 20.1%
Abbey National Capital Trust I, 8.963% (b)(c)(e)		2,375	1,794,541
BB&T Capital Trust IV, 6.82%, 6/12/77 (c)(e)		15,300	8,521,794
BNP Paribas, 7.195% (a)(b)(c)(d)(e)		20,100	12,835,579
Bank of Ireland Capital Funding II, LP, 5.571% (a)(b)(c)		6,685	2,202,908
Barclays Bank Plc (a)(c)(e):
5.926% (b)		3,500	1,878,898
6.86%, 9/29/49		11,500	6,553,563
Commonwealth Bank of Australia, 6.024%, (a)(b)(c)(e)		20,000	12,116,240
HBOS Plc, 6.657% (a)(b)(c)(e)		10,000	4,382,500
HSBC Capital Funding LP/Jersey Channel Islands,
10.176% (a)(b)(c)(d)(e)		7,000	5,561,185
Huntington Capital III, 6.65%, 5/15/37 (c)		3,250	1,315,967
Lloyds TSB Group Plc, 6.267% (a)(b)(c)(e)		12,500	5,671,863
Regions Financing Trust II, 6.625%, 5/15/47 (c)		3,065	1,051,482
Royal Bank of Scotland Group Plc (b)(c):
7.648%		3,130	1,725,093
Series MTN, 7.64% (e)		6,300	3,014,348
SMFG Preferred Capital USD 1 Ltd., 6.078% (a)(b)(c)		10,000	6,875,000
SMFG Preferred Capital USD 3 Ltd., 9.50% (a)(b)(c)		3,850	3,585,279
Shinsei Finance II (Cayman) Ltd., 7.16% (a)(b)(c)		1,005	407,340
Societe Generale, 5.922% (a)(b)(c)(e)		11,850	6,935,106
Wachovia Corp. Series K, 7.98% (b)(c)(e)		27,000	20,392,560
Wells Fargo Capital XIII Series GMTN, 7.70% (b)(c)(d)		3,900	3,188,398
			110,009,644
Diversified Financial Services — 0.4%
C10 Capital SPV Ltd., 6.722% (a)(b)(c)		5,000	2,346,500
Electric Utilities — 0.4%
PPL Capital Funding, 6.70%, 3/30/67 (c)		3,900	2,262,000
Insurance — 20.2%
AXA SA, 6.463% (a)(b)(c)(e)		12,000	6,586,440
The Allstate Corp. (c)(e):
6.50%, 5/15/57		8,675	4,744,791
Series B, 6.125%, 5/15/67 (j)		8,725	4,877,100
American International Group, Inc.:
8.175%, 5/15/58 (a)(c)		13,400	2,140,958
6.25%, 3/15/87 (e)		13,225	1,783,127
Chubb Corp., 6.375%, 3/29/67 (c)(e)		15,300	9,770,733
Everest Reinsurance Holdings, Inc., 6.60%, 5/01/67 (c)(e)		12,025	5,521,880
Liberty Mutual Group, Inc.(a)(c):
7%, 3/15/37		11,600	6,251,704
10.75%, 6/15/88		6,200	3,255,000
Lincoln National Corp.(c):
7%, 5/17/66		4,255	1,999,850
6.05%, 4/20/67		4,730	2,175,800
MetLife, Inc., 6.40%, 12/15/66		4,550	2,264,899
Nationwide Life Global Funding I, 6.75%, 5/15/67		8,025	4,311,271
Progressive Corp., 6.70%, 6/15/37 (c)(e)		19,675	11,716,856
QBE Capital Funding II LP, 6.797% (a)(b)(c)		7,105	3,019,625
Reinsurance Group of America, 6.75%, 12/15/65 (c)(e)		15,000	8,642,055
Swiss Re Capital I LP, 6.854% (a)(b)(c)(e)		27,475	15,049,294
The Travelers Cos., Inc., 6.25%, 3/15/67 (c)		9,000	5,364,477
White Mountains Re Group Ltd., 7.506% (a)(b)(c)		4,400	2,725,833
ZFS Finance (USA) Trust IV, 5.875%, 5/09/32 (c)		2,050	1,415,197
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(c)(e)		13,220	7,138,800
			110,755,690

	Par
Capital Trusts	(000)	Value

Multi-Utilities — 0.2%
Puget Sound Energy, Inc. Series A, 6.974%, 6/01/67 (c)	USD 1,575	$ 1,315,125
Oil, Gas & Consumable Fuels — 2.1%
Enterprise Products Operating LP, 8.375%, 8/01/66 (c)	4,500	3,341,250
Southern Union Co., 7.20%, 11/01/66 (c)	5,000	3,101,595
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (c)	7,325	5,084,729
		11,527,574
Thrifts & Mortgage Finance — 0.2%
Webster Capital Trust IV, 7.65%, 6/15/37 (c)	3,225	968,880
Total Capital Trusts — 48.1%		263,502,932

Preferred Stocks	Shares
Commercial Banks — 6.6%
HSBC USA, Inc. Series H, 6.50%	977,766	19,437,988
Royal Bank of Scotland Group Plc:
Series L, 5.75%	92,200	968,100
Series M, 6.40%	15,000	162,900
Series S, 6.60%	10,000	109,700
Santander Finance Preferred SA Unipersonal:
6.50%	322,000	5,131,875
6.80%	628,000	10,695,656
		36,506,219
Diversified Financial Services — 11.6%
Bank of America Corp. (c)(e):
Series K, 8%	20,605,000	15,427,170
Series M, 8.125%	11,900,000	9,221,667
Citigroup, Inc.:
Series AA, 8.125%	390,000	6,571,500
Series E, 8.40% (c)(e)	17,450,000	12,129,495
Series T, 6.50% (f)(g)	90,000	2,898,900
Cobank ACB, 7% (i)	150,000	6,027,000
ING Groep NV:
6.125%	200,000	2,476,000
7.05%	5,800	79,228
7.375%	1,000,000	576,192
JPMorgan Chase & Co., 7.90% (c)(e)	10,225,000	8,286,749
		63,693,901
Diversified Telecommunication Services — 0.1%
AT&T Inc., 6.375%	750,000	716,180
Electric Utilities — 4.4%
Alabama Power Co., 6.50%	100,000	2,010,000
Entergy Louisiana LLC, 6.95%	40,000	2,000,000
Interstate Power & Light Co. Series B, 8.375%	785,000	19,821,250
		23,831,250
Insurance — 9.1%
Aegon NV, 6.50%	400,000	3,960,000
Arch Capital Group Ltd.:
Series A, 8%	100,000	1,915,000
Series B, 7.875%	160,000	2,889,600
Aspen Insurance Holdings Ltd., 7.401% (c)	655,000	8,515,000
Axis Capital Holdings Ltd. Series B, 7.50% (c)	180,000	14,895,000
Endurance Specialty Holdings Ltd. Series A, 7.75%	369,000	5,808,060
PartnerRe Ltd. Series C, 6.75%	265,600	4,648,000
RenaissanceRe Holding Ltd. Series D, 6.60%	285,000	4,654,050
XL Capital Ltd.	400,000	2,501,800
		49,786,510

See Notes to Financial Statements. ANNUAL REPORT OCTOBER 31, 2008 27

Schedule of Investments (continued) BlackRock Preferred and Equity Advantage Trust (BTZ) (Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value

Real Estate Investment Trusts (REITs) — 2.5%
BRE Properties, Inc. Series D, 6.75%	30,000	$ 479,700
iStar Financial, Inc. Series I, 7.50%	55,000	162,250
Public Storage:
Series F, 6.45%	30,000	502,500
Series M, 6.625%	55,000	951,500
Sovereign Real Estate Investment Corp., 12%	10,000	9,500,000
Weingarten Realty Investors Series F, 6.50%	140,000	2,135,000
		13,730,950
Wireless Telecommunication Services — 1.5%
Centaur Funding Corp., 9.08%	10,000	8,425,000
Total Preferred Stocks — 35.8%		196,690,010

	Par
Trust Preferreds	(000)
Capital Markets — 0.5%
Credit Suisse Guernsey Ltd., 7.90%, 3/28/13	USD 250	188,796
Deutsche Bank Contingent Capital Trust V, 8.05% (b)	3,375	2,451,873
		2,640,669
Commercial Banks — 4.1%
Citizens Funding Trust I, 7.50%	5,250,000	2,301,159
Kazkommerts Finance 2 BV, 9.20% (b)(c)	500	82,500
KeyCorp Capital IX, 6.75%	9,083	5,097,865
Mizuho Capital Investment 1 Ltd., 6.686% (a)(b)(c)(e)	21,000	11,556,972
National City Preferred Capital Trust I, 12% (b)	3,713	3,382,432
		22,420,928
Diversified Financial Services — 3.0%
JPMorgan Chase Capital XXI Series U,
4.143%, 2/02/37 (c)(e)	12,875	5,984,068
JPMorgan Chase Capital XXIII, 3.149%, 5/15/77 (c)(e)	13,800	6,275,440
JPMorgan Chase Capital XXV, 6.80%, 10/01/37 (d)	5,650	4,066,542
		16,326,050
Electric Utilities — 1.3%
PPL Energy Supply LLC, 7%, 7/15/46	7,200	7,002,548
Insurance — 5.7%
AON Corp., 8.205%, 1/01/27 (e)	18,273	12,638,685
Ace Capital Trust II, 9.70%, 4/01/30 (e)	17,000	13,434,165
ING Groep NV, 7.20% (b)	5,325	2,855,703
W.R. Berkley Capital Trust II, 6.75%, 7/26/45	4,268	2,480,080
		31,408,633
Media — 6.4%
Comcast Corp., 6.625%, 5/15/56	48,750	35,259,916
Oil, Gas & Consumable Fuels — 0.4%
Nexen, Inc., 7.35%, 11/01/43	3,000	2,161,202
Thrifts & Mortgage Finance — 2.2%
Countrywide Capital V, 7%, 11/01/66	378	252,781
Countrywide Financial Corp., 6.75%, 4/01/33	18,125	11,747,364
		12,000,145
Total Trust Preferreds — 23.6%		129,220,091
Total Preferred Securities — 107.5%		589,413,033

Common Stocks	Shares
Aerospace & Defense — 0.4%
General Dynamics Corp.	2,800	168,896
Honeywell International, Inc.	6,000	182,700
Lockheed Martin Corp.	13,500	1,148,175
Northrop Grumman Corp.	18,200	853,398
		2,353,169
Air Freight & Logistics — 0.3%
United Parcel Service, Inc. Class B	34,800	1,836,744

Common Stocks	Shares	Value

Auto Components — 0.0%
Johnson Controls, Inc.	12,200	$ 216,306
Beverages — 0.6%
The Coca-Cola Co.	55,300	2,436,518
PepsiCo, Inc.	17,800	1,014,778
		3,451,296
Biotechnology — 0.7%
Amgen, Inc. (g)	22,500	1,347,525
Biogen Idec, Inc. (g)	8,200	348,910
Celgene Corp. (g)	11,500	738,990
Genzyme Corp. (g)	5,400	393,552
Gilead Sciences, Inc. (g)	23,200	1,063,720
		3,892,697
Building Products — 0.0%
Masco Corp.	29,800	302,470
Capital Markets — 0.5%
The Goldman Sachs Group, Inc.	12,220	1,130,350
Morgan Stanley	33,400	583,498
T. Rowe Price Group, Inc.	20,900	826,386
		2,540,234
Chemicals — 0.7%
Air Products & Chemicals, Inc.	3,200	186,016
The Dow Chemical Co.	54,300	1,448,181
E.I. du Pont de Nemours & Co.	32,800	1,049,600
Monsanto Co.	9,500	845,310
PPG Industries, Inc.	9,100	451,178
		3,980,285
Commercial Banks — 1.3%
BB&T Corp.	50,000	1,792,500
SunTrust Banks, Inc.	32,100	1,288,494
U.S. Bancorp	66,600	1,985,346
Wells Fargo & Co.	64,200	2,186,010
		7,252,350
Commercial Services & Supplies — 0.2%
Waste Management, Inc.	38,700	1,208,601
Communications Equipment — 0.6%
Cisco Systems, Inc. (e)(g)	87,800	1,560,206
Corning, Inc.	28,500	308,655
Motorola, Inc.	114,500	614,865
QUALCOMM, Inc.	29,100	1,113,366
		3,597,092
Computers & Peripherals — 1.2%
Apple, Inc. (g)	24,600	2,646,714
Dell, Inc. (g)	49,200	597,780
EMC Corp. (g)	83,100	978,918
Hewlett-Packard Co.	24,400	934,032
International Business Machines Corp.	16,600	1,543,302
		6,700,746
Diversified Financial Services — 1.1%
Bank of America Corp.	121,200	2,929,404
JPMorgan Chase & Co.	71,300	2,941,125
		5,870,529
Diversified Telecommunication Services — 1.0%
AT&T Inc.	131,387	3,517,230
Embarq Corp.	10,300	309,000
Verizon Communications, Inc.	53,700	1,593,279
		5,419,509
Electric Utilities — 0.6%
American Electric Power Co., Inc.	7,100	231,673
FirstEnergy Corp.	4,500	234,720
Progress Energy, Inc.	34,300	1,350,391
The Southern Co.	49,000	1,682,660
		3,499,444

See Notes to Financial Statements. 28 ANNUAL REPORT OCTOBER 31, 2008

Schedule of Investments (continued) BlackRock Preferred and Equity Advantage Trust (BTZ) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Electrical Equipment — 0.3%
Emerson Electric Co.	29,300	$ 958,989
Rockwell Automation, Inc.	18,000	498,060
		1,457,049
Electronic Equipment & Instruments — 0.1%
Tyco Electronics Ltd.	17,100	332,424
Energy Equipment & Services — 0.6%
Baker Hughes, Inc.	5,600	195,720
National Oilwell Varco, Inc. (g)	18,500	552,965
Schlumberger Ltd.	18,000	929,700
Smith International, Inc.	17,718	610,917
Transocean, Inc.	10,263	844,953
		3,134,255
Food & Staples Retailing — 0.9%
SYSCO Corp.	44,200	1,158,040
Wal-Mart Stores, Inc.	60,400	3,370,924
Walgreen Co.	20,900	532,114
		5,061,078
Food Products — 0.4%
Kraft Foods, Inc.	38,035	1,108,340
Sara Lee Corp.	73,900	826,202
		1,934,542
Health Care Equipment & Supplies — 0.5%
Baxter International, Inc.	6,300	381,087
Becton Dickinson & Co.	13,100	909,140
Boston Scientific Corp. (g)	19,400	175,182
Covidien Ltd.	17,100	757,359
Zimmer Holdings, Inc. (g)	7,400	343,582
		2,566,350
Health Care Providers & Services — 0.4%
Aetna, Inc.	7,800	193,986
Express Scripts, Inc. (g)	12,900	781,869
Medco Health Solutions, Inc. (g)	14,200	538,890
WellPoint, Inc. (g)	14,600	567,502
		2,082,247
Hotels, Restaurants & Leisure — 0.6%
Carnival Corp.	37,100	942,340
McDonald’s Corp.	37,300	2,160,789
		3,103,129
Household Durables — 0.5%
Fortune Brands, Inc.	12,300	469,122
KB Home	53,700	896,253
Leggett & Platt, Inc.	52,200	906,192
Whirlpool Corp.	10,400	485,160
		2,756,727
Household Products — 0.7%
The Procter & Gamble Co.	57,200	3,691,688
IT Services — 0.2%
Automatic Data Processing, Inc.	22,000	768,900
Cognizant Technology Solutions Corp. (g)	10,900	209,280
		978,180
Industrial Conglomerates — 1.1%
3M Co.	27,200	1,748,960
General Electric Co.	217,000	4,233,670
		5,982,630
Insurance — 0.7%
The Allstate Corp.	28,400	749,476
American International Group, Inc.	49,700	94,927
Lincoln National Corp.	27,000	465,480
Marsh & McLennan Cos., Inc.	40,900	1,199,188
The Travelers Cos., Inc.	35,300	1,502,015
		4,011,086

Common Stocks	Shares	Value

Internet & Catalog Retail — 0.2%
Amazon.com, Inc. (f)(g)	15,300	$ 875,772
Internet Software & Services — 0.5%
eBay, Inc. (g)	52,000	794,040
Google, Inc. Class A (g)	3,840	1,379,942
Yahoo! Inc. (g)	31,800	407,676
		2,581,658
Leisure Equipment & Products — 0.2%
Eastman Kodak Co.	35,600	326,808
Mattel, Inc.	45,600	684,912
		1,011,720
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc. (g)	8,600	349,160
Machinery — 0.3%
Caterpillar, Inc.	23,600	900,812
Cummins, Inc.	13,900	359,315
Deere & Co.	9,300	358,608
		1,618,735
Media — 0.2%
CBS Corp. Class B	47,700	463,167
The DIRECTV Group, Inc. (g)	25,000	547,250
		1,010,417
Metals & Mining — 0.1%
Alcoa, Inc.	16,900	194,519
Freeport-McMoRan Copper & Gold, Inc. Class B	14,500	421,950
		616,469
Multi-Utilities — 0.7%
Ameren Corp.	20,600	668,470
Consolidated Edison, Inc.	23,100	1,000,692
Dominion Resources, Inc.	7,200	261,216
Public Service Enterprise Group, Inc.	35,000	985,250
Xcel Energy, Inc.	58,800	1,024,296
		3,939,924
Oil, Gas & Consumable Fuels — 3.3%
Anadarko Petroleum Corp.	16,600	585,980
Apache Corp.	6,100	502,213
Chevron Corp.	49,800	3,715,080
ConocoPhillips	37,400	1,945,548
Devon Energy Corp.	7,500	606,450
EOG Resources, Inc.	2,500	202,300
Exxon Mobil Corp.	91,300	6,767,156
Hess Corp.	13,100	788,751
Massey Energy Co.	17,500	404,075
Peabody Energy Corp.	20,400	704,004
Southwestern Energy Co. (g)	27,900	993,798
Spectra Energy Corp.	11,500	222,295
XTO Energy, Inc.	27,900	1,003,005
		18,440,655
Paper & Forest Products — 0.3%
International Paper Co.	37,000	637,140
Weyerhaeuser Co.	22,600	863,772
		1,500,912
Pharmaceuticals — 2.4%
Abbott Laboratories	16,900	932,035
Bristol-Myers Squibb Co.	95,700	1,966,635
Eli Lilly & Co.	34,200	1,156,644
Johnson & Johnson	63,400	3,888,956
Merck & Co., Inc.	61,300	1,897,235
Pfizer, Inc. (d)	176,500	3,125,815
Schering-Plough Corp.	42,900	621,621
Wyeth	8,000	257,440
		13,846,381

See Notes to Financial Statements. ANNUAL REPORT OCTOBER 31, 2008 29

Schedule of Investments (continued) BlackRock Preferred and Equity Advantage Trust (BTZ)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Real Estate Investment Trusts (REITs) — 0.4%
Developers Diversified Realty Corp.	2,700	$ 35,559
Plum Creek Timber Co., Inc.	27,800	1,036,384
Vornado Realty Trust	13,500	952,425
		2,024,368
Road & Rail — 0.1%
Norfolk Southern Corp.	5,900	353,646
Semiconductors & Semiconductor Equipment — 0.8%
Applied Materials, Inc.	17,400	224,634
Intel Corp.	110,300	1,764,800
Linear Technology Corp.	29,200	662,256
Microchip Technology, Inc.	34,100	839,883
National Semiconductor Corp.	31,500	414,855
Texas Instruments, Inc.	30,400	594,624
		4,501,052
Software — 1.0%
Autodesk, Inc. (g)	25,200	537,012
Electronic Arts, Inc. (g)	10,000	227,800
Microsoft Corp.	151,400	3,380,762
Oracle Corp. (g)	69,300	1,267,497
		5,413,071
Specialty Retail — 0.4%
Home Depot, Inc.	47,000	1,108,730
Staples, Inc.	48,100	934,583
		2,043,313
Textiles, Apparel & Luxury Goods — 0.1%
VF Corp.	15,200	837,520
Tobacco — 0.7%
Altria Group, Inc.	94,900	1,821,131
Philip Morris International, Inc.	19,400	843,318
Reynolds American, Inc.	21,400	1,047,744
		3,712,193
Wireless Telecommunication Services — 0.1%
Sprint Nextel Corp.	142,400	445,712
Total Common Stocks — 28.1%		154,335,535

	Par
Corporate Bonds	(000)
Capital Markets — 0.0%
Lehman Brothers Holdings, Inc. (h):
3.95%, 11/10/09	USD 105	13,650
4.375%, 11/30/10	325	42,250
		55,900
Commercial Banks — 4.9%
Bank of Ireland Capital Funding III, LP, 6.107% (a)(b)(c)(e)	26,600	8,766,828
Credit Agricole SA, 6.637% (a)(b)(c)(e)	27,495	13,173,129
Standard Chartered Bank, 7.014% (a)(b)(c)	5,125	2,753,509
Wachovia Corp., 5.50%, 5/01/13 (d)(j)	2,200	2,065,468
		26,758,934
Computers & Peripherals — 1.1%
International Business Machines Corp., 8%, 10/15/38 (e)	6,000	6,223,380
Diversified Financial Services — 1.1%
ING Groep NV, 5.775% (b)(c)(e)	10,000	5,500,000
Stan IV Ltd., 4.821%, 7/20/11 (c)(i)	283	268,850
		5,768,850

	Par
Corporate Bonds	(000)	Value

Metals & Mining — 0.3%
Aleris International, Inc., 10%, 12/15/16	USD 5,000	$ 1,625,000
Paper & Forest Products — 0.4%
International Paper Co., 8.70%, 6/15/38 (d)	3,100	2,376,087
Total Corporate Bonds — 7.8%		42,808,151
Total Long-Term Investments
(Cost — $1,240,839,833) — 143.4%		786,556,719

Short-Term Securities	Shares
Money Market Fund — 33.3%
SSgA Money Market Fund, 2.02%, 12/31/30	182,964,147	182,964,147
	Par
	(000)
U.S. Government Agency Obligations — 3.8%
Fannie Mae Discount Notes, 2.11%, 11/04/08	USD 11,300	11,299,351
Federal Home Loan Bank Discount Notes:
1.28%, 11/24/08 (d)	5,000	4,996,354
0.93%, 12/03/08	500	499,625
Freddie Mac Discount Notes, 2.09%, 11/04/08 (j)	4,000	3,999,772
		20,795,102
Total Short-Term Securities
(Cost — $203,759,249) — 37.1%		203,759,249
Total Investments Before Options Written
(Cost — $1,444,599,082*) — 180.5%		990,315,968

Options Written	Contracts
Call Options Written
S&P 500 Index:
expiring December 2008 at $ 965	440	(3,190,000)
expiring December 2008 at $ 1,005	445	(2,276,175)
expiring December 2008 at $ 1,070	265	(658,525)
Total Options Written
(Premiums Received — $4,556,037) — (1.1)%		(6,124,700)
Total Investments, Net of Options Written
(Cost — $1,440,043,045) — 179.4%		984,191,268
Liabilities in Excess of Other Assets — (37.2)%		(204,481,140)
Preferred Shares, at Redemption Value — (42.2)%		(231,098,081)
Net Assets Applicable to Common Shares — 100.0%		$ 548,612,047

* The cost and unrealized appreciation (depreciation) of investments as of October 31,
2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,444,411,687
Gross unrealized appreciation	$ 3,529,763
Gross unrealized depreciation	(457,625,482)
Net unrealized depreciation	$ (454,095,719)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b) Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment may be deferred at the issuer’s option for a specified time without default.
(c) Variable rate security. Rate shown is as of report date.
(d) All or a portion of the security has been pledged as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.

30 ANNUAL REPORT OCTOBER 31, 2008

Schedule of Investments (concluded) BlackRock Preferred and Equity Advantage Trust (BTZ)

(e) All or a portion of security held as collateral in connection with open reverse repurchase agreements.
(f) Convertible security.
(g) Non-income producing security.
(h) Issuer filed for bankruptcy and/or is in default of interest payments.
(i) Security is fair valued.
(j) All or a portion of security has been pledged as collateral in connection with open swaps.
•Financial futures contracts purchased as of October 31, 2008 were as follows:

					Unrealized
		Expiration		Face	Appreciation
Contracts	Issue	Date		Value	(Depreciation)
226	S & P EMINI	December
		2008		$10,200,585	$ 729,905
833	10-Year U.S.	December
	Treasury Bond	2008		$96,720,273	(2,526,195)
Total					$(1,796,290)

• Financial futures contracts sold as of October 31, 2008 were as follows:
		Expiration		Face	Unrealized
Contracts	Issue	Date		Value	Depreciation
4,624	2-Year U.S.	December
	Treasury Bond	2008		$992,624,303	$ (740,952)
4,367	5-Year U.S.	December
	Treasury Bond	2008		$491,025,908	(3,570,962)
Total					$(4,311,914)

• Foreign currency exchange contracts as of October 31, 2008 were as follows:
Currency	Currency			Settlement	Unrealized
Purchased	Sold			Date	Appreciation

USD 275,225	EUR 210,000			11/06/08	$ 7,689

• Reverse repurchase agreements outstanding as of October 31, 2008 were as follows:
	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount
Barclays Bank Plc	3.560%	9/03/08	12/02/08 $ 43,230,106 $ 42,848,752
Barclays Bank Plc	3.564%	9/05/08	12/04/08	58,264,553	57,750,000
Barclays Bank Plc	3.565%	9/08/08	12/08/08	58,462,577	57,940,445
Barclays Bank Plc	3.565%	9/09/08	12/09/08	58,270,416	57,750,000
Barclays Bank Plc	3.560%	9/19/08	12/02/08	7,275,730	7,222,875
Total				$225,503,382 $223,512,072

•Swaps outstanding as of October 31, 2008 were as follows:

	Notional		Unrealized
	Amount		Appreciation
	(000)		(Depreciation)
Receive a fixed rate of 3.085% and pay
a floating rate based on 3-month LIBOR
Broker, Citibank N.A.
Expires October 2010	USD	230,900	$ 890,446
Receive a fixed rate of 3.150% and pay
a floating rate based on 3-month LIBOR
Broker, JPMorgan Chase Bank N.A.
Expires October 2010	USD	207,800	1,057,979
Receive a fixed rate of 2.851% and pay
a floating rate based on 3-month LIBOR
Broker, JPMorgan Chase Bank N.A.
Expires October 2010	USD	215,400	125,474
Receive a fixed rate of 3.168% and pay
a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG
Expires October 2010	USD	69,300	376,565
Receive a fixed rate of 2.776%% and pay
a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG
Expires October 2010	USD	129,300	(107,391)
Receive a fixed rate of 2.835% and pay
a floating rate based on 3-month LIBOR
Broker, Credit Suisse International
Expires October 2010	USD	215,400	60,689
Receive a fixed rate of 3.069% and pay
a floating rate based on 3-month LIBOR
Broker, Credit Suisse International
Expires October 2010	USD	46,200	164,377
Receive a fixed rate of 3.883% and pay
a floating rate based on 3-month LIBOR
Broker, Citibank N.A.
Expires October 2013	USD	101,300	(155,584)
Receive a fixed rate of 3.665% and pay
a floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG
Expires October 2013	USD	83,300	(836,483)
Receive a fixed rate of 3.800% and pay
a floating rate based on 3-month LIBOR
Broker, Credit Suisse International
Expires October 2013	USD	82,900	(359,216)
Bought credit default protection on Carnival Corp.
and pay 2.350%
Broker, The Goldman Sachs Group, Inc.
Expires December 2013	USD	4,000	8,480
Bought credit default protection on Mack-Cali
Realty, L and pay 3.100%
Broker, The Goldman Sachs Group, Inc.
Expires March 2018	USD	3,000	401,874
Total			$ 1,627,210

•For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•Currency Abbreviations:
EUR Euro
USD U.S. Dollar

See Notes to Financial Statements.

ANNUAL REPORT OCTOBER 31, 2008 31

Schedule of Investments October 31, 2008 BlackRock Preferred Income Strategies Fund, Inc. (PSY)
(Percentages shown are based on Net Assets)

Preferred Securities
		Par
Capital Trusts		(000)	Value

Building Products — 0.6%
C8 Capital SPV Ltd., 6.64% (a)(b)(c)	USD	3,915	$ 1,839,228
Capital Markets — 6.3%
Ameriprise Financial, Inc., 7.518%, 6/01/66 (c)		7,600	3,794,072
Credit Suisse Guernsey Ltd., 5.86% (b)(c)(f)		9,045	5,166,106
Lehman Brothers Holdings Capital Trust V,
3.64% (b)(c)(d)(e)		6,400	640
State Street Capital Trust III, 8.25% (b)(c)		4,000	3,445,080
State Street Capital Trust IV, 3.819%, 6/01/67 (c)		12,535	8,026,449
			20,432,347
Commercial Banks — 33.9%
ABN AMRO North America Holding Preferred Capital
Repackaging Trust I, 6.523% (a)(b)(c)(f)		12,035	10,433,960
Abbey National Capital Trust I, 8.963% (b)(c)		2,811	2,123,980
BB&T Capital Trust IV, 6.82%, 6/12/77 (c)		18,350	10,220,583
BNP Paribas, 7.195% (a)(b)(c)		10,075	6,433,754
Bank One Capital III, 8.75%, 9/01/30		2,000	1,723,436
Bank of Ireland Capital Funding II, LP, 5.571% (a)(b)(c)		8,065	2,657,659
Bank of Ireland Capital Funding III, LP, 6.107% (a)(b)(c)		8,575	2,826,148
Barclays Bank Plc, 7.434% (a)(b)(c)		750	473,505
Credit Agricole SA, 6.637% (a)(b)(c)		31,800	15,235,698
First Empire Capital Trust II, 8.277%, 6/01/27		3,630	2,622,857
HBOS Plc, 6.657% (a)(b)(c)		5,000	2,191,250
HSBC America Capital Trust I, 7.808%, 12/15/26 (a)		2,000	1,755,482
HSBC Capital Funding LP/Jersey Channel Islands,
10.176% (a)(b)(c)		4,835	3,841,190
HSBC Finance Capital Trust IX, 5.911%, 11/30/35 (c)		7,300	3,987,537
Huntington Capital III, 6.65%, 5/15/37 (c)		3,850	1,558,915
National City Preferred Capital Trust I, 12% (b)(c)		1,100	1,002,067
NationsBank Capital Trust III, 5.303%, 1/15/27 (c)(f)		13,470	9,344,179
Regions Financing Trust II, 6.625%, 5/15/47 (c)		3,935	1,349,945
Royal Bank of Scotland Group Plc (b):
7.648% (c)		3,930	2,166,012
9.12%		4,800	4,445,141
Series MTN, 7.64% (c)		7,500	3,588,510
SMFG Preferred Capital USD 3 Ltd., 9.50% (a)(b)(c)		3,550	3,305,906
Standard Chartered Bank, 7.014% (a)(b)(c)		9,575	5,144,360
SunTrust Preferred Capital I, 5.853% (b)(c)		4,175	2,301,469
Wachovia Corp. Series K, 7.98% (b)(c)		7,845	5,925,172
Wells Fargo Capital XIII Series GMTN, 7.70% (b)(c)		3,525	2,881,821
			109,540,536
Consumer Finance — 1.1%
MBNA Capital A, 8.278%, 12/01/26		4,630	3,626,142
Diversified Financial Services — 9.8%
AgFirst Farm Credit Bank, 8.393%, 12/15/16 (c)(f)		4,000	2,771,636
Bank of America Corp. Series K, 8% (b)(c)(f)		8,745	6,547,469
Citigroup, Inc. (c):
8.30%, 12/21/77		4,000	2,745,840
Series E, 8.40% (b)(f)		4,400	3,058,440
Farm Credit Bank of Texas Series 1, 7.561% (b)(c)		2,500	1,499,900
ING Capital Funding Trust III, 8.439% (b)(c)		6,066	4,721,410
JPMorgan Chase & Co., 7.90% (b)(c)		2,500	2,026,100
JPMorgan Chase Capital XXIII, 3.804%, 5/15/77 (c)		8,375	3,808,464
JPMorgan Chase Capital XXV, 6.80%, 10/01/37 (g)		6,150	4,426,413
			31,605,672
Electric Utilities — 1.1%
PPL Capital Funding, 6.70%, 3/30/67 (c)		5,925	3,436,500
Insurance — 45.6%
AON Corp., 8.205%, 1/01/27 (f)		12,175	8,420,948
Ace Capital Trust II, 9.70%, 4/01/30		11,300	8,929,769
The Allstate Corp. (c):
6.50%, 5/15/57		12,775	6,987,286
Series B, 6.125%, 5/15/67 (f)		10,450	5,841,341

		Par
Capital Trusts		(000)	Value

Insurance (concluded)
American International Group, Inc.:
8.175%, 5/15/58 (a)(c)	USD	17,125	$ 2,736,113
6.25%, 3/15/87		11,220	1,512,793
Chubb Corp., 6.375%, 3/29/67 (c)(f)		17,700	11,303,397
Everest Reinsurance Holdings, Inc., 6.60%, 5/01/67 (c)(f)		14,280	6,557,376
Farmers Exchange Capital, 7.05%, 7/15/28 (a)		15,000	10,085,820
GE Global Insurance Holding Corp., 7.75%, 6/15/30		10,000	8,930,580
Genworth Financial, Inc., 6.15%, 11/15/66 (c)		3,000	701,532
Liberty Mutual Group, Inc. (a)(c):
7%, 3/15/37		10,150	5,470,241
10.75%, 6/15/88		7,925	4,160,625
Lincoln National Corp. (c):
7%, 5/17/66 (f)		12,000	5,640,000
6.05%, 4/20/67		5,025	2,311,500
Nationwide Life Global Funding I, 6.75%, 5/15/67		9,675	5,197,700
Oil Casualty Insurance Ltd., 8%, 9/15/34 (a)		3,605	3,292,645
Principal Life Insurance Co., 8%, 3/01/44 (a)		6,325	4,924,784
Progressive Corp., 6.70%, 6/15/37 (c)		11,650	6,937,808
QBE Capital Funding II LP, 6.797% (a)(b)(c)		8,525	3,623,125
Reinsurance Group of America, 6.75%, 12/15/65 (c)		3,000	1,728,411
Swiss Re Capital I LP, 6.854% (a)(b)(c)		8,875	4,861,237
The Travelers Cos., Inc., 6.25%, 3/15/67 (c)(f)		22,850	13,619,811
ZFS Finance (USA) Trust IV, 5.875%, 5/09/32 (c)		1,300	897,442
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(c)(f)		17,110	9,239,400
Zenith National Insurance Capital Trust I, 8.55%,
8/01/28 (a)		3,750	3,553,125
			147,464,809
Multi-Utilities — 3.2%
Dominion Resources Capital Trust I, 7.83%, 12/01/27		10,000	8,977,290
Puget Sound Energy, Inc. Series A, 6.974%, 6/01/67 (c)		1,826	1,523,875
			10,501,165
Oil, Gas & Consumable Fuels — 5.5%
Enterprise Products Operating LP, 8.375%, 8/01/66 (c)		4,225	3,137,062
Southern Union Co., 7.20%, 11/01/66 (c)		14,400	8,932,594
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (c)		8,300	5,761,536
			17,831,192
Road & Rail — 0.7%
BNSF Funding Trust I, 6.613%, 12/15/55 (c)		3,750	2,276,061
Thrifts & Mortgage Finance — 0.4%
Webster Capital Trust IV, 7.65%, 6/15/37 (c)		3,875	1,164,159
Total Capital Trusts — 108.2%			349,717,811

Preferred Stocks		Shares
Capital Markets — 0.3%
Deutsche Bank Contingent Capital Trust II, 6.55%		72,200	1,078,668
Commercial Banks — 12.0%
Barclays Bank Plc, 8.125%		225,000	3,627,000
First Tennessee Bank NA, 3.90% (a)(c)		4,650	1,506,891
HSBC USA, Inc. Series H, 6.50%		120,000	2,385,600
Provident Financial Group, Inc., 7.75%		166,800	3,018,046
Royal Bank of Scotland Group Plc:
Series L, 5.75%		20,000	210,000
Series M, 6.40%		15,000	162,900
SG Preferred Capital II, 6.302% (c)(k)		23,000	18,147,000
Santander Finance Preferred SA Unipersonal:
6.5%		374,000	5,960,625
6.8%		208,600	3,552,729
			38,570,791

See Notes to Financial Statements. 32 ANNUAL REPORT OCTOBER 31, 2008

Schedule of Investments (continued) BlackRock Preferred Income Strategies Fund, Inc. (PSY)
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value

Diversified Financial Services — 5.8%
Citigroup, Inc. Series AA, 8.125%	326,400	$ 5,499,840
Cobank ACB, 7% (a)(k)	152,000	6,107,360
JPMorgan Chase Capital XXI Series U,
4.143%, 2/02/37 (c)(g)(h)	15,525,000	7,215,741
		18,822,941
Electric Utilities — 3.2%
Alabama Power Co.:
5.83%	14,000	303,240
6.50%	145,000	2,914,500
Entergy Arkansas, Inc., 6.45%	114,400	2,624,050
Entergy Louisiana LLC, 6.95%	49,850	2,492,500
Interstate Power & Light Co. Series B, 8.375%	80,000	2,020,000
		10,354,290
Insurance — 20.6%
AXA SA, 6.379% (a)(c)(d)(f)	13,470,000	6,834,813
Aspen Insurance Holdings Ltd., 7.401% (c)	194,000	2,522,000
Axis Capital Holdings Ltd.:
Series A, 7.25%	129,300	2,107,590
Series B, 7.50% (c)	36,000	2,979,000
Endurance Specialty Holdings Ltd. Series A, 7.75%	139,200	2,191,008
Financial Security Assurance Holdings Ltd., 6.40% (a)(c)	6,930,000	2,072,832
Great West Life & Annuity Insurance Co., 7.153% (a)(c)	7,500,000	5,090,775
MetLife, Inc.:
6.40%	16,825,000	8,375,149
Series B, 6.50%	904,400	14,850,248
PartnerRe Finance II, 6.44% (c)	5,700,000	2,999,426
Prudential Plc, 6.50%	92,400	1,260,336
RenaissanceRe Holding Ltd. Series D, 6.60%	435,000	7,103,550
Zurich RegCaPS Funding Trust, 6.58% (a)(c)	9,800	8,045,188
		66,431,915
Multi-Utilities — 2.5%
Dominion Resources, Inc., 7.50% (c)	8,400,000	4,620,000
Pacific Gas & Electric Co. Series A, 6%	140,000	3,329,200
		7,949,200
Real Estate Investment Trusts (REITs) — 6.3%
BRE Properties, Inc. Series D, 6.75%	35,000	559,650
Developers Diversified Realty Corp., 8%	400,000	4,380,000
First Industrial Realty Trust, Inc., 6.236% (c)	2,390	2,439,294
Firstar Realty LLC, 8.875% (a)	4,000	3,751,250
Kimco Realty Corp. Series F, 6.65%	50,000	875,000
Public Storage:
Series F, 6.45%	40,000	670,000
Series M, 6.625%	71,900	1,243,870
Series I, 7.25%	160,000	3,185,008
Regency Centers Corp. Series D, 7.25%	100,000	1,678,000
Weingarten Realty Investors Series F, 6.50%	100,000	1,525,000
		20,307,072
Thrifts & Mortgage Finance — 0.2%
Sovereign Bancorp, Inc. Series C, 7.30% (h)	48,000	753,600
Wireless Telecommunication Services — 0.6%
Centaur Funding Corp., 9.08% (a)	2,423	2,041,378
Total Preferred Stocks — 51.5%		166,309,855

	Par
Trust Preferreds	(000)
Capital Markets — 1.0%
Deutsche Bank Contingent Capital Trust V, 8.05% (b)	USD 4,263	3,096,624
Commercial Banks — 0.3%
KeyCorp Capital IX, 6.75%, 12/15/66	1,868	1,048,199

		Par
Trust Preferreds		(000)	Value

Communications Equipment — 0.3%
Corporate-Backed Trust Certificates, Motorola Debenture
Backed Series 2002-14, 8.375%, 11/15/28	USD	2,000	$ 1,093,712
Consumer Finance — 3.3%
Capital One Capital II, 7.50%, 6/15/66		16,703	10,554,058
Diversified Financial Services — 1.4%
Citigroup Capital XVII, 6.35%, 3/15/67		4,548	2,667,800
ING Groep NV, 7.20% (b)		3,500	1,887,429
			4,555,229
Electric Utilities — 2.7%
Georgia Power Co. Series O, 1.475%, 4/15/33		1,250	1,090,692
HECO Capital Trust III, 6.50%, 3/18/34		1,250	1,029,911
National Rural Utilities Cooperative Finance Corp.,
6.75%, 2/15/43		1,250	979,158
PPL Energy Supply LLC, 7%, 7/15/46		5,835	5,674,981
			8,774,742
Gas Utilities — 4.2%
Southwest Gas Capital II, 7.70%, 9/15/43		15,125	13,503,494
Insurance — 5.5%
ABN AMRO North America Capital Funding Trust II,
2.874% (a)(b)(c)		11,000	10,376,037
Lincoln National Capital VI Series F, 6.75%, 9/11/52		5,000	3,104,818
W.R. Berkley Capital Trust II, 6.75%, 7/26/45		7,375	4,281,183
			17,762,038
Thrifts & Mortgage Finance — 3.4%
Countrywide Capital V, 7%, 11/01/66		870	584,751
Countrywide Financial Corp., 6.75%, 4/01/33		16,201	10,497,802
			11,082,553
Total Trust Preferreds — 22.1%			71,470,649
Total Preferred Securities — 181.8%			587,498,315

Corporate Bonds
Commercial Banks — 3.6%
Societe Generale, 5.922% (a)(b)(c)		17,250	10,095,407
Wachovia Corp., 5.50%, 5/01/13		1,800	1,689,927
			11,785,334
Computers & Peripherals — 0.9%
International Business Machines Corp., 8%, 10/15/38		2,750	2,852,382
Insurance — 0.9%
Oil Insurance Ltd., 7.558% (a)(b)(c)		5,000	2,529,900
Structured Asset Repackaged Trust Series 2004-1,
4.919%, 4/21/11 (c)		454	308,816
			2,838,716
Total Corporate Bonds — 5.4%			17,476,432
Total Long-Term Investments
(Cost — $973,003,951) — 187.2%			604,974,747

	Beneficial
		Interest
Short-Term Securities		(000)
BlackRock Liquidity Series,
LLC Cash Sweep Series, 4.60% (i)(j)		28,803	28,803,004
Total Short-Term Securities
(Cost — $28,803,004) — 8.9%			28,803,004
Total Investments (Cost — $1,001,806,955*) — 196.1%			633,777,751
Liabilities in Excess of Other Assets — (10.9)%			(35,291,815)
Preferred Shares, at Redemption Value — (85.2)%			(275,353,694)
Net Assets Applicable to Common Shares — 100.0%			$ 323,132,242

See Notes to Financial Statements.

ANNUAL REPORT OCTOBER 31, 2008 33

Schedule of Investments (concluded) BlackRock Preferred Income Strategies Fund, Inc. (PSY)

* The cost and unrealized appreciation (depreciation) of investments as of October 31,
2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,002,863,231
Gross unrealized appreciation	$ 2,725,880
Gross unrealized depreciation	(371,811,360)
Net unrealized depreciation	$ (369,085,480)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institu-
tional investors.
(b) Security is a perpetual in nature and has no stated maturity date.
(c) Variable rate security. Rate shown is as of report date.
(d) Non-income producing security.
(e) Issuer filed for bankruptcy and/or is in default of interest payments.
(f) All or a portion of security held as collateral in connection with open reverse repur-
chase agreements.
(g) All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(h) Depositary receipts.
(i) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
	Activity	Income
BlackRock Liquidity Series, LLC
Cash Sweep Series	$(25,462,243)	$2,450,384
(j) Represents the current yield as of report date.
(k) Security is fair valued.

•Financial futures contracts sold as of October 31, 2008 were as follows:

		Expiration	Face	Unrealized
Contracts	Issue	Date	Amount	Depreciation

3,581	2-Year U.S.	December
	Treasury Notes	2008	$768,700,864	$ (598,655)
3,549	5-Year U.S.	December
	Treasury Notes	2008	$399,013,051	(2,938,927)
Total				$(3,537,582)

•Foreign currency exchange contracts as of October 31, 2008 were as follows:

Unrealized
Currency	Currency	Settlement	Appreciation
Purchased	Sold	Date	(Depreciation)

USD 615,760	EUR 450,700	11/06/08	$ 41,577
EUR 463,600	USD 599,231	11/06/08	(8,613)
Total			$ 32,964

•Currency Abbreviations:
EUR Euro
USD U.S. Dollar
•Reverse repurchase agreements outstanding as of October 31, 2008 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount

Barclays Bank Plc	3.564%	9/05/08	12/04/08	$ 5,653,125	$ 5,603,200
Barclays Bank Plc	3.564%	9/05/08	12/04/08	17,628,533	17,472,850
Barclays Bank Plc	3.569%	9/15/08	12/15/08	9,315,278	9,231,990
Barclays Bank Plc	3.563%	9/26/08	12/04/08	13,008,100	12,919,869
Barclays Bank Plc	3.564%	9/26/08	12/04/08	9,203,210	9,140,769
Total				$54,808,246	$54,368,678

•Swaps outstanding as of October 31, 2008 were as follows:

	Notional		Unrealized
	Amount		Appreciation
		(000)	(Depreciation)
Receive a fixed rate of 3.085% and pay a
floating rate based on 3-month USD LIBOR
Broker, Citibank N.A.
Expires October 2010	USD	180,400	$ 695,698
Receive a fixed rate of 3.15% and pay a
floating rate based on 3-month USD LIBOR
Broker, JPMorgan Chase Bank N.A.
Expires October 2010	USD	162,400	826,832
Receive a fixed rate of 2.85102% and pay a
floating rate based on 3-month USD LIBOR
Broker JPMorgan Chase Bank N.A.
Expires October 2010	USD	165,000	96,115
Receive a fixed rate of 3.168% and pay a
floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires October 2010	USD	54,100	293,970
Receive a fixed rate of 2.776% and pay a
floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires October 2010	USD	99,000	(82,225)
Receive a fixed rate of 2.835% and pay a
floating rate based on 3-month USD LIBOR
Broker, Credit Suisse International
Expires October 2010	USD	165,000	46,489
Receive a fixed rate of 3.069350% and pay a
floating rate based on 3-month USD LIBOR
Broker, Credit Suisse International	USD	36,100	128,442
Expires October 2010
Receive a fixed rate of 3.8825% and pay a
floating rate based on 3-month USD LIBOR
Broker, Citibank N.A.
Expires October 2013	USD	78,000	(119,798)
Receive a fixed rate of 3.665% and pay a
floating rate based on 3-month USD LIBOR
Broker, Deutsche Bank AG
Expires October 2013	USD	67,700	(679,831)
Receive a fixed rate of 3.80% and pay a
floating rate based on 3-month USD LIBOR
Broker, Credit Suisse International
Expires October 2013	USD	68,000	(294,653)
Bought credit default protection on Carnival Corp.
and pay 2.35%
Broker, The Goldman Sachs Group, Inc.
Expires December 2013	USD	3,000	6,360
Bought credit default protection on Mack-Cali
Realty, L and pay 3.1%
Broker, The Goldman Sachs Group, Inc.
Expires March 2018	USD	5,000	669,790
Total			$ 1,587,189

•For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This defini-
tion may not apply for purposes of this report, which may combine industry sub-classi-
fications for reporting ease. These industry classifications are unaudited.

See Notes to Financial Statements.

34 ANNUAL REPORT OCTOBER 31, 2008

Schedule of Investments October 31, 2008 BlackRock Preferred Opportunity Trust (BPP)
(Percentages shown are based on Net Assets)

Preferred Securities
		Par
Capital Trusts		(000)	Value
Building Products — 0.6%
C8 Capital SPV Ltd., 6.64% (a)(b)(d)	USD	1,945	$ 913,741
Capital Markets — 5.1%
Credit Suisse Guernsey Ltd., 5.86% (b)(d)		3,880	2,216,085
State Street Capital Trust III, 8.25% (b)(d)		1,920	1,653,638
State Street Capital Trust IV, 3.819%, 6/01/67 (d)		6,725	4,306,172
			8,175,895
Commercial Banks — 22.2%
Abbey National Capital Trust I, 8.963% (b)(d)		1,425	1,076,724
BB&T Capital Trust IV, 6.82%, 6/12/77 (d)		9,150	5,096,367
BNP Paribas, 7.195% (a)(b)(c)(d)		12,175	7,774,784
Bank of Ireland Capital Funding II, LP, 5.571% (a)(b)		4,015	1,323,063
Barclays Bank Plc (a)(b)(d):
5.926% (c)		3,185	1,709,797
7.434%		580	366,177
FCB/NC Capital Trust I, 8.05%, 3/01/28		1,100	838,251
Huntington Capital III, 6.65%, 5/15/37 (d)		1,925	779,458
Lloyds TSB Bank Plc, 6.90% (b)		6,399	3,839,400
NBP Capital Trust III, 7.375% (b)		2,000	820,000
Regions Financing Trust II, 6.625%, 5/15/47 (d)		1,970	675,830
Royal Bank of Scotland Group Plc (b)(d):
7.648%		1,960	1,080,250
Series MTN, 7.64%		3,700	1,770,332
Societe Generale, 5.922% (a)(b)(d)		6,575	3,847,960
SMFG Preferred Capital USD 3 Ltd., 9.50% (a)(b)(d)		1,725	1,606,391
Wells Fargo Capital XIII Series GMTN, 7.70% (b)(h)		1,700	1,389,815
Westpac Capital Trust IV, 5.256% (a)(b)(d)		3,000	1,760,790
			35,755,389
Diversified Financial Services — 3.6%
Bank of America Corp. Series M, 8.125% (b)(c)(d)		7,500	5,811,975
Electric Utilities — 1.0%
PPL Capital Funding, 6.70%, 3/30/67 (d)		2,675	1,551,500
Insurance — 41.4%
AFC Capital Trust I Series B, 8.207%, 2/03/27 (c)		4,500	2,970,000
AXA SA, 6.379% (a)(b)(d)		7,150	3,627,981
The Allstate Corp. (d):
6.50%, 5/15/57		6,350	3,473,133
Series B, 6.125%, 5/15/67 (c)		5,200	2,906,696
American General Institutional Capital A, 7.57%,
12/01/45 (a)		9,605	2,388,975
American International Group, Inc.:
8.75%, 5/15/58 (a)(d)		8,390	1,340,495
6.25%, 3/15/87		5,555	748,981
Chubb Corp., 6.375%, 3/29/67 (c)(d)		9,025	5,763,455
Everest Re Capital Trust, 6.20%, 3/29/34		750	436,704
Everest Reinsurance Holdings, Inc., 6.60%, 5/01/67 (d)		7,135	3,276,392
Financial Security Assurance Holdings Ltd., 5.60%, 7/15/03		380	83,413
Genworth Financial, Inc., 6.15%, 11/15/66 (d)		1,475	344,920
Liberty Mutual Group, Inc. (a)(d):
10.75%, 6/15/88		3,875	2,034,375
7%, 3/15/37		5,025	2,708,174
Lincoln National Corp. (d):
7%, 5/17/66 (c)		3,370	1,583,900
6.05%, 4/20/67		2,500	1,150,000
MetLife, Inc., 6.40%, 12/15/66		6,375	3,173,348
Nationwide Life Global Funding I, 6.75%, 5/15/67		4,850	2,605,566
PartnerRe Finance II, 6.44% (d)		2,850	1,499,713
Progressive Corp., 6.70%, 6/15/37 (d)		5,775	3,439,128
QBE Capital Funding II LP, 6.797% (a)(b)(d)		4,250	1,806,250
Reinsurance Group of America, 6.75%, 12/15/65 (d)		1,300	748,978
Swiss Re Capital I LP, 6.854% (a)(b)(c)(d)		9,425	5,162,497
The Travelers Cos., Inc., 6.25%, 3/15/67 (c)(d)		11,350	6,765,202
White Mountains Re Group Ltd., 7.506% (a)(b)(d)		2,600	1,610,720
ZFS Finance (USA) Trust IV, 5.875%, 5/09/32 (a)(d)		650	448,721
ZFS Finance (USA) Trust V, 6.50%, 5/09/67 (a)(c)(d)		8,765	4,733,100
			66,830,817

		Par
Capital Trusts		(000)	Value

Multi-Utilities — 0.4%
Puget Sound Energy, Inc. Series A, 6.974%, 6/01/67 (d)	USD	925	$ 772,375
Oil, Gas & Consumable Fuels — 1.9%
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (d)		4,325	3,002,246
Thrifts & Mortgage Finance — 0.3%
Webster Capital Trust IV, 7.65%, 6/15/37 (d)		1,925	578,324
Total Capital Trusts — 76.5%			123,392,262

Preferred Stocks		Shares
Capital Markets — 0.0%
Lehman Brothers Holdings Inc. Series D, 5.67% (e)(f)		31,100	109
Commercial Banks — 22.4%
Banesto Holdings, Ltd. Series A, 10.50%		30,000	784,689
Bank of Ireland Capital Funding III, LP, 6.107% (a)(d)		4,275,000	1,408,954
Barclays Bank Plc, 8.125%		100,000	1,612,000
Credit Agricole SA, 6.637% (a)(d)		16,385,000	7,850,217
First Republic Preferred Capital Corp., 7.25%		120,000	2,016,000
HSBC USA, Inc. Series H, 6.50%		330,000	6,560,400
Royal Bank of Scotland Group Plc:
Series L, 5.75%		10,000	105,000
Series M, 6.40%		10,000	108,600
Santander Finance Preferred SA Unipersonal:
6.50%		258,000	4,111,875
6.80%		85,000	1,447,661
Standard Chartered Bank, 7.014% (a)(d)		2,950,000	1,584,947
Union Planter Preferred Funding Corp., 7.75%		60	2,100,000
Wachovia Corp. Series K, 7.98% (d)		8,475,000	6,400,998
			36,091,341
Diversified Financial Services — 19.1%
Bank of America Corp. Series K, 8% (c)(d)		10,575,000	7,917,608
Citigroup, Inc.:
Series AA, 8.125%		245,000	4,128,250
Series T, 6.50% (g)		65,000	2,093,650
Series E, 8.40% (c)(d)		8,750,000	6,082,125
JPMorgan Chase & Co.:
7.90% (c)(d)		9,275,000	7,516,831
Series E, 6.15%		75,000	3,146,250
			30,884,714
Electric Utilities — 0.6%
Alabama Power Co., 6.50%		50,000	1,005,000
Insurance — 15.6%
Arch Capital Group Ltd. Series A, 8%		117,414	2,248,478
Aspen Insurance Holdings Ltd., 7.401% (d)		115,000	1,495,000
Endurance Specialty Holdings Ltd. Series A, 7.75%		172,400	2,713,576
MetLife, Inc. Series B, 6.50%		314,500	5,164,090
PartnerRe Ltd. Series C, 6.75%		209,400	3,664,500
Prudential Plc:
6.50%		6,000,000	2,700,000
6.50%		62,000	845,680
RenaissanceRe Holding Ltd. Series D, 6.60%		210,000	3,429,300
XL Capital Ltd., 6.102% (a)(d)		200,000	1,250,900
Zurich RegCaPS Funding Trust, 6.58% (a)(d)		2,000	1,641,875
			25,153,399
Real Estate Investment Trusts (REITs) — 3.4%
BRE Properties, Inc. Series D, 6.75%		20,000	319,800
Public Storage Series F, 6.45%		20,000	335,000
Public Storage Series M, 6.625%		35,000	605,500
SunTrust Real Estate Investment Trust, 9%		30	2,731,875
Weingarten Realty Investors Series F, 6.50%		95,000	1,448,750
			5,440,925
Total Preferred Stocks — 61.1%			98,575,488

See Notes to Financial Statements.

ANNUAL REPORT OCTOBER 31, 2008 35

Schedule of Investments (continued) BlackRock Preferred Opportunity Trust (BPP)
(Percentages shown are based on Net Assets)

		Par
Trust Preferreds		(000)	Value

Capital Markets — 2.0%
Deutsche Bank Contingent Capital Trust V, 8.05% (b)	USD	2,063	$ 1,498,367
Structured Asset Trust Unit Repackagings (SATURNS),
Credit Suisse First Boston (USA), Inc. Debenture Backed
Series 2003-13, 6.25%, 7/15/32		278	176,809
Structured Asset Trust Unit Repackagings (SATURNS),
Goldman Sachs Group, Inc. Debenture Backed
Series 2003-06, 6%, 2/15/33		2,573	1,613,875
			3,289,051
Commercial Banks — 3.6%
Keycorp Capital V, 5.875%, 7/30/33		2,550	1,432,505
Mizuho Capital Investment 1 Ltd., 6.686% (a)(b)(d)		5,000	2,751,660
National City Preferred Capital Trust I, 12% (b)		600	546,582
SunTrust Preferred Capital I, 5.853% (b)(d)		2,050	1,130,063
			5,860,810
Diversified Financial Services — 6.0%
ING Groep NV, 7.20% (b)		1,750	943,788
JPMorgan Chase Capital XXI Series U, 4.143%,
2/02/37 (d)		7,730	3,592,765
JPMorgan Chase Capital XXIII, 3.804%, 5/15/77 (c)(d)		2,670	1,214,161
JPMorgan Chase Capital XXV, 6.80%, 10/01/37 (c)		5,075	3,652,691
PPLUS Trust Certificates Series VAL-1
Class A, 7.25%, 4/15/32		277	223,725
			9,627,130
Food Products — 1.2%
Corporate-Backed Trust Certificates, Kraft Foods, Inc.
Debenture Backed Series 2003-11, 5.875%, 11/01/31		2,500	1,974,189
Insurance — 1.9%
PLC Capital Trust IV, 7.25%, 9/25/32		460	208,609
The Phoenix Cos., Inc., 7.45%, 1/15/32		1,985	1,238,711
Zenith National Insurance Capital Trust I, 8.55%,
8/01/28 (a)		1,800	1,705,500
			3,152,820
Media — 6.0%
Comcast Corp.:
7%, 9/15/55		1,250	991,701
6.625%, 5/15/56		11,750	8,507,000
Corporate-Backed Trust Certificates, News America
Debenture Backed Series 2002-9, 8.125%, 12/01/45		180	125,286
			9,623,987
Oil, Gas & Consumable Fuels — 1.8%
Nexen, Inc. 7.35%, 11/01/43		3,875	2,791,551
Thrifts & Mortgage Finance — 3.4%
Countrywide Capital V, 7%, 11/01/66		420	281,240
Countrywide Financial Corp., 6.75%, 4/01/33		8,015	5,194,765
			5,476,005
Wireless Telecommunication Services — 0.6%
Structured Repackaged Asset-Backed Trust Securities,
Sprint Capital Corp. Debenture Backed Series 2004-2,
6.50%, 11/15/28		2,585	998,237
Total Trust Preferreds — 26.5%			42,793,780
Total Preferred Securities — 164.1%			264,761,530

Corporate Bonds
Auto Components — 0.0%
Metaldyne Corp., 10%, 11/01/13		125	26,250
Chemicals — 0.0%
Key Plastics LLC, 11.75%, 3/15/13 (a)		630	63,000
Commercial Banks — 3.3%
CBA Capital Trust I, 5.805% (a)(b)(c)		5,000	3,426,101
RESPARCS Funding LP I, 8% (b)		4,000	1,200,000
Wachovia Corp., 5.50%, 5/01/13		800	751,079
			5,377,180

	Par
Corporate Bonds	(000)	Value

Computers & Peripherals — 0.8%
International Business Machines Corp., 8%, 10/15/38	USD 1,250	$ 1,296,537
Containers & Packaging — 0.1%
Impress Holdings BV, 7.878%, 9/15/13 (a)(d)	240	156,000
Diversified Telecommunication Services — 0.2%
Qwest Corp., 6.069%, 6/15/13 (d)	460	333,500
Energy Equipment & Services — 0.1%
Grant Prideco, Inc. Series B, 6.125%, 8/15/15	100	87,371
Hotels, Restaurants & Leisure — 0.1%
Greektown Holdings, LLC, 10.75%, 12/01/13 (a)(e)(f)	361	77,830
Wynn Las Vegas LLC, 6.625%, 12/01/14	40	29,500
		107,330
Insurance — 3.3%
Kingsway America, Inc., 7.50%, 2/01/14	9,000	5,400,000
Machinery — 0.2%
AGY Holding Corp., 11%, 11/15/14	460	322,000
Media — 2.6%
CMP Susquehanna Corp., 9.875%, 5/15/14 (a)	110	22,000
Comcast Holdings Corp., 2%, 11/15/29 (g)	110	3,750,731
R.H. Donnelley Corp., 11.75%, 5/15/15 (a)	14	5,460
Windstream Regatta Holdings, Inc., 11%, 12/01/17 (a)	902	423,940
		4,202,131
Metals & Mining — 0.8%
Freeport-McMoRan Copper & Gold, Inc.:
7.084%, 4/01/15 (d)	200	155,936
8.375%, 4/01/17	1,400	1,099,000
		1,254,936
Oil, Gas & Consumable Fuels — 0.1%
EXCO Resources, Inc., 7.25%, 1/15/11	74	60,750
Paper & Forest Products — 0.4%
International Paper Co., 8.70%, 6/15/38	900	689,832
Professional Services — 0.1%
FTI Consulting, Inc., 7.75%, 10/01/16	100	92,750
Specialty Retail — 0.2%
Lazy Days’ R.V. Center, Inc., 11.75%, 5/15/12	1,182	330,960
Total Corporate Bonds — 12.3%		19,800,527
Total Long-Term Investments
(Cost — $477,216,131) — 176.4%		284,562,057

	Beneficial
	Interest
Short-Term Securities	(000)
U.S. Government Agency Obligations (i) — 5.7%
Freddie Mac Discount Notes, 2.09%, 11/04/08 (h)	USD 4,000	3,999,772
Freddie Mac Discount Notes, 2.38%, 11/17/08 (h)	5,200	5,195,288
Total Short-Term Securities (Cost — $9,195,060) — 5.7%		9,195,060
Total Investments (Cost — $486,411,191*) — 182.1%		293,757,117
Liabilities in Excess of Other Assets — (13.6)%		(21,996,257)
Preferred Shares, at Redemption Value — (68.5)%	(110,450,025)
Net Assets Applicable to Common Shares — 100.0%	$ 161,310,835

* The cost and unrealized appreciation (depreciation) of investments as of October 31,
2008, as computed for federal income tax purposes, were as follows:
Aggregate cost	$ 485,403,222
Gross unrealized appreciation	$ 1,021,357
Gross unrealized depreciation	(192,667,462)
Net unrealized depreciation	$(191,646,105)

See Notes to Financial Statements. 36 ANNUAL REPORT OCTOBER 31, 2008

Schedule of Investments (concluded) BlackRock Preferred Opportunity Trust (BPP)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institu-
tional investors.
(b) Security is perpetual in nature and has no stated maturity date.
(c) All or a portion of security held as collateral in connection with open reverse repur-
chase agreements.
(d) Variable rate security. Rate shown is as of report date.
(e) Non-income producing security.
(f) Issuer filed for bankruptcy and/or is in default of interest payments.
(g) Convertible security.
(h) All or a portion of security, pledged as collateral in connection with open financial future contracts.
(i) Rate shown is the yield to maturity as of the date of purchase
•Financial futures contracts sold as of October 31, 2008 were as follows:

		Expiration	Face	Unrealized
Contracts	Issue	Date	Value	Depreciation

1,745	2-Year U.S.	December
	Treasury Bond	2008	$374,573,385	$ (301,695)
1,693	5-Year U.S.	December
	Treasury Bond	2008	$190,349,792	(1,395,686)
Total				$(1,697,381)

•Foreign currency exchange contracts as of October 31, 2008 were as follows:

Currency	Currency	Settlement	Unrealized
Purchased	Sold	Date	Appreciation

USD 38,007	EUR 29,000	11/06/08	$ 1,062

•Reverse repurchase agreements outstanding as of October 31, 2008 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount

Barclays Bank Plc	3.564%	9/25/08	12/04/08	$ 3,640,052	$ 3,615,000
Barclays Bank Plc	3.564	9/26/08	12/04/08	3,801,922	3,776,127
Barclays Bank Plc	3.565	9/26/08	12/08/08	17,558,103	17,432,086
Barclays Bank Plc	3.565	9/26/08	12/09/08	12,461,631	12,370,976
Barclays Bank Plc	3.564	10/20/08	12/04/08	5,404,530	5,380,560
Barclays Bank Plc	3.565	10/22/08	12/08/08	1,713,739	1,705,800
Total				$44,579,977	$44,280,549

•Swaps outstanding as of October 31, 2008 were as follows:

	Notional		Unrealized
	Amount		Appreciation
		(000)	(Depreciation)
Receive a fixed rate of 3.085% and pay a
floating rate based on 3-month LIBOR
Broker, Citibank N.A.
Expires October 2010	USD	88,700	$ 349,665
Receive a fixed rate of 3.150% and pay a
floating rate based on 3-month LIBOR
Broker, JPMorgan Chase & Co. Bank N.A.
Expires October 2010	USD	79,800	413,271
Receive a fixed rate of 2.851% and pay a
floating rate based on 3-month LIBOR
Broker, JPMorgan Chase Bank N.A.
Expires October 2010	USD	79,700	52,738
Receive a fixed rate of 3.168% and pay a
floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG
Expires October 2010	USD	26,600	146,881
Receive a fixed rate of 2.776% and pay a
floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG
Expires October 2010	USD	47,800	(36,015)

Swaps outstanding as of October 31, 2008 were as follows (concluded):

	Notional		Unrealized
	Amount		Appreciation
		(000)	(Depreciation)
Receive a fixed rate of 2.835% and pay a
floating rate based on 3-month LIBOR
Broker, Credit Suisse International
Expires October 2010	USD	79,700	$ 28,732
Receive a fixed rate of 3.069% and pay a
floating rate based on 3-month LIBOR
Broker, Credit Suisse International
Expires October 2010	USD	17,700	64,484
Receive a fixed rate of 3.883% and pay a
floating rate based on 3-month LIBOR
Broker, Citibank N.A.
Expires October 2013	USD	37,000	(52,837)
Receive a fixed rate of 3.665% and pay a
floating rate based on 3-month LIBOR
Broker, Deutsche Bank AG
Expires October 2013	USD	32,700	(325,038)
Receive a fixed rate of 3.800% and pay a
floating rate based on 3-month LIBOR
Broker, Credit Suisse International
Expires October 2013	USD	32,800	(138,664)
Bought credit default protection on
Carnival Corp. and pay 2.350%
Broker, The Goldman Sachs Group, Inc.
Expires December 2013	USD	2,000	4,240
Bought credit default protection on
Mack-Cali Realty, L and pay 3.100%
Broker, The Goldman Sachs Group, Inc.
Expires March 2018	USD	1,000	133,958
Total			$ 641,415

•For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.
•Effective January 1, 2008, the Fund adopted Financial Accounting Standards Board
Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:
•Level 1 — price quotations in active markets/exchanges for identical securities
•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)
•Level 3 — unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the
Fund’s own assumption used in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of October 31, 2008 in determin-
ing the fair valuation of the Fund’s investments:

Valuation	Investments in	Other Financial
Inputs	Securities	Instruments*

Level 1	$ 61,877,680	$(1,697,381)
Level 2	231,879,437	642,477
Level 3	—	—
Total	$293,757,117	$(1,054,904)
* Other financial instruments are swaps, futures and foreign currency exchange contracts.

See Notes to Financial Statements.

ANNUAL REPORT OCTOBER 31, 2008 37

Statements of Assets and Liabilities
				BlackRock
	BlackRock	BlackRock	BlackRock	Preferred and
	Broad	Enhanced	Global	Corporate
	Investment	Capital and	Floating Rate	Income
	Grade 2009	Income	Income	Strategies
	Term Trust Inc.[1]	Fund, Inc.	Trust	Fund, Inc.
October 31, 2008	(BCT)	(CII)	(BGT)	(PSW)
Assets
Investments at value — unaffiliated[2]	$ 36,109,451	$ 171,046,483	$ 411,327,642	$ 129,111,952
Investments at value — affiliated[3]	—	2,450,990	—	15,938,424
Unrealized appreciation on foreign currency exchange contracts	—	—	6,242,152	5,632
Unrealized appreciation on swaps	—	—	—	170,562
Cash	1,666,643	—	8,399,133	—
Foreign currency at value[4]	—	8,355	7,149,912	27
Investments sold receivable	—	751,220	17,875,230	104,799
Interest receivable	81,257	—	5,609,828	3,854,072
Principal paydown receivable	—	—	1,262,437	—
Swaps receivable	1,601	—	26,134	333,141
Margin variation receivable	210,500	—	—	228,375
Dividends receivable	—	406,999	—	130,193
Commitment fees receivable	—	—	2,301	—
Other assets	3,226	—	87,036	52,606
Prepaid expenses	4,313	4,203	52,858	11,531
Total assets	38,076,991	174,668,250	458,034,663	149,941,314

Liabilities
Unrealized depreciation on swaps	2,949	—	820,541	282,882
Loan payable	—	—	123,150,000	—
Reverse repurchase agreements	—	—	—	4,024,000
Options written at value[5]	—	6,391,350	—	—
Unrealized depreciation on unfunded corporate loans	—	—	167,037	—
Unrealized depreciation on foreign currency exchange contracts	—	—	—	1,345
Swap premium received	—	—	62,145	—
Bank overdraft	—	—	—	280,480
Investments purchased payable	—	72,656	9,569,697	—
Interest expense payable	—	—	127,594	23,498
Income dividends payable — Common Shares	—	—	109,410	79,800
Investment advisory fees payable	—	129,795	243,464	100,104
Swaps payable	2,461	—	154,336	373,080
Officer’s and Directors’/Trustees’ fees payable	3,394	200	48,603	265
Other affiliates payable	—	1,331	3,108	1,532
Other liabilities	—	—	7,500	—
Other accrued expenses payable	204,964	77,060	160,415	59,839
Total liabilities	213,768	6,672,392	134,623,850	5,226,825

Preferred Shares at Redemption Value
Preferred Shares, at $25,000 per share liquidation preference, plus unpaid dividends[6,7]	—	—	58,820,925	68,284,629
Net Assets Applicable to Common Shareholders	$ 37,863,223	$ 167,995,858	$ 264,589,888	$ 76,429,860

Net Assets Applicable to Common Shareholders Consist of
Common Shares, par value[8] per share	$ 29,571	$ 1,218,874	$ 23,545	$ 1,029,188
Paid-in capital in excess of par	37,892,857	223,646,890	437,531,709	237,848,850
Undistributed net investment income	4,548,368	205,627	8,661,698	1,283,192
Accumulated net realized gain (loss)	(3,424,822)	2,228,810	(27,896,248)	(71,730,642)
Net unrealized appreciation/depreciation	(1,182,751)	(59,304,343)	(153,730,816)	(92,000,728)
Net Assets Applicable to Common Shareholders	$ 37,863,223	$ 167,995,858	$ 264,589,888	$ 76,429,860
Net asset value per Common Share[9]	$ 12.80	$ 13.78	$ 11.24	$ 7.43
[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$ 38,437,313	$ 227,407,947	$ 569,778,127	$ 220,515,468
[3] Investments at cost — affiliated	—	$ 2,450,990	—	$ 15,938,424
[4] Foreign currency at cost	—	$ 9,142	$ 7,344,789	28
[5] Premiums received from options written	—	$ 3,449,258	—	—
[6] Preferred Shares par value per share	—	—	$ 0.001	$ 0.10
[7] Preferred Shares outstanding	—	—	2,352	2,730
[8] Common Shares par value per share	$ 0.01	$ 0.10	$ 0.001	$ 0.100
[9] Common Shares outstanding	2,957,093	12,188,736	23,545,239	10,291,881

See Notes to Financial Statements.

38 ANNUAL REPORT

OCTOBER 31, 2008

Statements of Assets and Liabilities (concluded)
	BlackRock	BlackRock
	Preferred and	Preferred	BlackRock
	Equity	Income	Preferred
	Advantage	Strategies	Opportunity
	Trust	Fund, Inc.	Trust
October 31, 2008	(BTZ)	(PSY)	(BPP)
Assets
Investments at value — unaffiliated[1]	$ 990,315,968	$ 604,974,747	$ 293,757,117
Investments at value — affiliated[2]	—	28,803,004	—
Unrealized appreciation on foreign currency exchange contracts	7,689	41,577	1,062
Unrealized appreciation on swaps	3,085,884	2,763,696	1,193,969
Cash	855,959	27,284	13,501,155
Foreign currency at value[3]	221	52	458
Investments sold receivable	1,473,971	1,129,195	548,667
Interest receivable	16,703,444	16,230,901	7,625,983
Swaps receivable	2,479,215	2,087,016	973,822
Margin variation receivable	1,429,185	1,394,328	674,328
Dividends receivable	424,994	155,303	59,016
Commitment fees receivable	—	—	—
Other assets	36,818	25,684	41,258
Prepaid expenses	135,569	53,245	49,487
Total assets	1,016,948,917	657,686,032	318,426,322

Liabilities
Unrealized depreciation on swaps	1,458,674	1,176,507	552,554
Reverse repurchase agreements	223,512,072	54,368,678	44,280,549
Options written at value[4]	6,124,700	—	—
Unrealized depreciation on foreign currency exchange contracts	—	8,613	—
Interest expense payable	1,263,758	312,034	150,279
Income dividends payable — Common Shares	894,403	380,266	110,908
Investment advisory fees payable	605,937	389,770	217,566
Commissions for Preferred Shares payable	8,082	—	—
Swaps payable	3,042,262	2,369,503	1,146,050
Officer’s and Directors’/Trustees’ fees payable	38,383	27,196	42,734
Other affiliates payable	7,872	6,132	26,668
Other accrued expenses payable	282,646	161,397	138,154
Total liabilities	237,238,789	59,200,096	46,665,462

Preferred Shares at Redemption Value
Preferred Shares, at $25,000 per share liquidation preference, plus unpaid dividends[5,6]	231,098,081	275,353,694	110,450,025
Net Assets Applicable to Common Shareholders	$ 548,612,047	$ 323,132,242	$ 161,310,835

Net Assets Applicable to Common Shareholders Consist of
Common Shares, par value[7] per share	$ 51,828	$ 4,060,654	$ 18,392
Paid-in capital in excess of par	1,162,638,230	937,567,983	427,294,105
Undistributed net investment income	3,486,479	7,207,075	2,846,583
Accumulated net realized gain (loss)	(157,389,982)	(255,756,830)	(75,139,264)
Net unrealized appreciation/depreciation	(460,174,508)	(369,946,640)	(193,708,981)
Net Assets Applicable to Common Shareholders	$ 548,612,047	$ 323,132,242	$ 161,310,835
Net asset value per Common Share[8]	$ 10.59	$ 7.96	$ 8.77
[1] Investments at cost — unaffiliated	$1,444,599,082	$ 973,003,951	$ 486,411,191
[2] Investments at cost — affiliated	—	$ 28,803,004	—
[3] Foreign currency at cost	$ 223	$ 58	$ 463
[4] Premiums received from options written	$ 4,556,037	—	—
[5] Preferred Shares par value per share	$ 0.001	$ 0.10	$ 0.001
[6] Preferred Shares outstanding	9,240	11,000	4,416
[7] Common Shares par value per share	$ 0.001	$ 0.10	$ 0.001
[8] Common Shares outstanding	51,828,157	40,606,540	18,391,631

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

39

Statements of Operations

						BlackRock
	BlackRockBroad					Preferred and
	Investment	BlackRock		BlackRock Global		Corporate Income
	Grade 2009	Enhanced Capital and		Floating Rate		Strategies
	Term Trust Inc.[1]	Income Fund, Inc.		Income Trust		Fund, Inc.
	(BCT)	(CII)		(BGT)		(PSW)
	Year	Period	Year	Period	Year	Year
	Ended	January 1, 2008	Ended	January 1, 2008	Ended	Ended
	October 31,	to	December 31,	to	December 31,	October 31,
	2008	October 31, 2008	2007	October 31, 2008	2007	2008

Investment Income
Interest	$ 1,605,116	$ 3,774	$ 5,333,166	$ 38,924,449	$ 53,782,920	$ 15,474,775
Dividends[2]	—	4,771,140	2,860,565	3,574	1,657	4,259,551
Income — affiliated	299	206,280	1,159,893	—	2,771	1,040,956
Facility and other fees	—	—	—	411,675	—	—
Total income	1,605,415	4,981,194	9,353,624	39,339,698	53,787,348	20,775,282

Expenses[3]
Investment advisory	218,080	1,647,979	2,724,358	3,803,290	5,251,233	1,785,692
Reorganization costs	—	191,150	—	—	—	—
Administration	59,476	—	—	—	—	—
Commissions for Preferred Shares	—	—	—	325,019	634,659	279,743
Accounting services	10,053	49,293	126,088	71,384	—	62,884
Professional	56,655	53,123	82,616	269,550	121,285	128,887
Transfer agent	571	8,535	30,009	25,053	13,163	25,978
Registration	634	11,311	9,436	27,030	9,455	8,855
Printing	12,801	40,978	43,711	61,749	86,329	17,134
Officer and Directors/Trustees	2,260	21,278	25,099	14,579	51,480	17,912
Custodian	3,130	58,869	124,477	60,734	366,457	21,625
Borrowing	—	47,543	142,957	187,250	—	—
Miscellaneous	20,261	16,191	41,629	9,178	85,352	57,837
Total expenses excluding interest expense and excise tax	383,921	2,146,250	3,350,380	4,854,816	6,619,413	2,406,547
Interest expense	—	—	2,174,821	2,149,318	751,568	842,034
Excise tax	271,190	—	—	—	—	—
Total expenses	655,111	2,146,250	5,525,201	7,004,134	7,370,981	3,248,581
Less fees waived by advisor	(277,556)	—	—	(1,014,299)	(1,400,329)	—
Less fees paid indirectly	—	—	—	(20,987)	(87,076)	(4,991)
Total expenses after waiver and fees paid indirectly	377,555	2,146,250	5,525,201	5,968,848	5,883,576	3,243,590
Net investment income	1,227,860	2,834,944	3,828,423	33,370,850	47,903,772	17,531,692

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(178,417)	(12,495,258)	20,031,026	(22,712,053)	(3,143,302)	(26,947,127)
Futures and swaps	(99,739)	(803,545)	(437,906)	42,673	170,043	(13,243,680)
Foreign currency	—	—	4,975	3,240,921	(7,353,263)	(9,100)
Options written	—	19,241,305	4,844,512	—	—	—
Borrowed bonds	—	—	—	—	—	(204,561)
	(278,156)	5,942,502	24,442,607	(19,428,459)	(10,326,522)	(40,404,468)
Net change in unrealized appreciation/depreciation on:
Investments	(2,061,800)	(79,390,907)	(18,352,155)	(144,995,449)	(21,995,085)	(83,920,829)
Futures and swaps	1,145,111	94,114	(108,866)	(741,300)	(181,909)	36,748
Foreign currency	—	(627)	(160)	9,141,359	(168,662)	4,285
Options written	—	(4,134,997)	1,050,785	—	—	—
Unfunded corporate loans	—	—	—	(167,037)	—	—
Borrowed bonds	—	—	—	—	—	16,010
	(916,689)	(83,432,417)	(17,410,396)	(136,762,427)	(22,345,656)	(83,863,786)
Total realized and unrealized gain (loss)	(1,194,845)	(77,489,915)	7,032,211	(156,190,886)	(32,672,178)	(124,268,254)

Dividends to Preferred Shareholders From
Net investment income	—	—	—	(5,542,312)	(12,723,631)	(4,921,335)
Net Increase (Decrease) in Net Assets Applicable to Common
Shareholders Resulting from Operations	$ 33,015	$ (74,654,971)	$ 10,860,634	$ (128,362,348)	$ 2,507,963	$ (111,657,897)
[1] Consolidated Statement of Operations.
[2] Foreign withholding tax	—	$ 21,943	—	—	—	—

3 Prior year presentation has been changed to match current year groupings for certain line items.

See Notes to Financial Statements.

40 ANNUAL REPORT

OCTOBER 31, 2008

Statements of Operations (concluded)

	BlackRock	BlackRock
	Preferred and	Preferred
	Equity	Income
	Advantage	Strategies	BlackRock Preferred
	Trust	Fund, Inc.	Opportunity Trust
	(BTZ)	(PSY)	(BPP)
	Year	Year	Period	Year
	Ended	Ended	January 1, 2008	Ended
	October 31,	October 31,	to	December 31,
	2008	2008	October 31, 2008	2007

Investment Income
Interest	$ 58,053,566	$ 64,467,091	$ 25,099,636	$ 32,038,522
Dividends	25,738,839	15,696,042	7,206,454	11,823,544
Income — affiliated	1,546	2,450,384	3,839	3,663
Total income	83,793,951	82,613,517	32,309,929	43,865,729

Expenses[1]
Investment advisory	9,022,659	7,144,643	2,880,820	4,197,634
Commissions for Preferred Shares	876,464	1,104,935	360,369	576,730
Accounting services	163,631	238,251	73,923	—
Professional	289,257	301,397	124,054	117,147
Transfer agent	33,908	64,004	15,344	14,742
Registration	35,627	13,310	8,919	9,551
Printing	227,570	62,891	70,196	111,996
Officer and Directors/Trustees	108,000	63,879	8,656	51,778
Custodian	78,161	52,872	38,733	154,734
Miscellaneous	147,214	124,780	26,369	84,180
Total expenses excluding interest expense	10,982,491	9,170,962	3,607,383	5,318,492
Interest expense	3,926,183	3,299,544	1,471,695	858,588
Total expenses	14,908,674	12,470,506	5,079,078	6,177,080
Less fees paid indirectly	(23,149)	(17,272)	(3,010)	(40,628)
Total expenses after fees paid indirectly	14,885,525	12,453,234	5,076,068	6,136,452
Net investment income	68,908,426	70,160,283	27,233,861	37,729,277

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(91,992,361)	(92,155,011)	(30,394,723)	(357,711)
Futures and swaps	(62,607,820)	(53,959,727)	(17,582,062)	(26,951,570)
Foreign currency	(22,920)	(36,798)	(9,147)	—
Options written	41,779,259	—	—	—
Short sales	2,023	—	—	2,619,060
Borrowed bonds	(291,613)	(891,125)	—	—
	(113,133,432)	(147,042,661)	(47,985,932)	(24,690,221)
Net change in unrealized appreciation/depreciation on:
Investments	(406,761,273)	(334,842,809)	(148,531,491)	(58,862,909)
Futures and swaps	1,331,355	681,019	(1,185,158)	(3,549,673)
Foreign currency	158,263	32,957	1,057	—
Options written	(2,864,690)	—	—	—
Short sales	(1,401)	—	—	523,568
Borrowed bonds	(83,807)	503,414	—	—
	(408,221,553)	(333,625,419)	(149,715,592)	(61,889,014)
Total realized and unrealized loss	(521,354,985)	(480,668,080)	(197,701,524)	(86,579,235)

Dividends and Distributions to Preferred Shareholders From
Net investment income	(17,100,517)	(19,937,495)	(5,653,232)	(11,458,715)
Net realized gain	—	—	—	(87,490)
Total dividends and distributions from Preferred Shareholders	(17,100,517)	(19,937,495)	(5,653,232)	(11,546,205)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$ (469,547,076)	$ (430,445,292)	$ (176,120,895) $	(60,396,163)
[1] Prior year presentation has been changed to match current year groupings for certain line items.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

41

Statements of Changes in Net Assets	BlackRock Broad Investment Grade 2009 Term Trust Inc.[1] (BCT)

		Year Ended October 31,
Increase (Decrease) in Net Assets:		2008	2007
Operations
Net investment income		$ 1,227,860	$ 1,408,548
Net realized gain (loss)		(278,156)	16,829
Net change in unrealized appreciation/depreciation		(916,689)	23,668
Net increase in net assets resulting from operations		33,015	1,449,045

Dividends to Shareholders From
Net investment income		(1,738,771)	(2,661,384)

Net Assets
Total decrease in net assets		(1,705,756)	(1,212,339)
Beginning of year		39,568,979	40,781,318
End of year		$ 37,863,223	$ 39,568,979
End of year undistributed net investment income		$ 4,548,368	$ 4,863,653
[1] Consolidated Statements of Changes in Net Assets.

	BlackRock Enhanced Capital and Income Fund (CII)
	Period
	January 1, 2008 to	Year Ended December 31,
Increase (Decrease) in Net Assets:	October 31, 2008	2007	2006
Operations
Net investment income	$ 2,834,944	$ 3,828,423	$ 4,707,078
Net realized gain	5,942,502	24,442,607	16,379,925
Net change in unrealized appreciation/depreciation	(83,432,417)	(17,410,396)	27,847,886
Net increase (decrease) in net assets resulting from operations	(74,654,971)	10,860,634	48,934,889

Dividends and Distributions to Shareholders From
Net investment income	(2,820,467)	(4,178,081)	(4,463,881)
Net realized gain	(7,621,956)	(25,569,419)	(13,797,677)
Tax return of capital	(7,292,188)	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(17,734,611)	(29,747,500)	(18,261,558)

Capital Share Transactions
Value of shares redeemed in repurchase offer	—	—	(12,039,454)
Net decrease in net assets derived from share transactions	—	—	(12,039,454)

Net Assets
Total increase (decrease) in net assets	(92,389,582)	(18,886,866)	18,633,877
Beginning of period	260,385,440	279,272,306	260,638,429
End of period	$ 167,995,858	$ 260,385,440	$ 279,272,306
End of period undistributed net investment income	$ 205,627	—	$ 200,725

See Notes to Financial Statements.

42 ANNUAL REPORT

OCTOBER 31, 2008

Statements of Changes in Net Assets	BlackRock Global Floating Rate Income Trust (BGT)
	Period
	January 1, 2008 to	Year Ended December 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	October 31, 2008	2007	2006

Operations
Net investment income	$ 33,370,850	$ 47,903,772	$ 46,780,264
Net realized loss	(19,428,459)	(10,326,522)	(1,913,866)
Net change in unrealized appreciation/depreciation	(136,762,427)	(22,345,656)	338,090
Dividends and distributions to Preferred Shareholders from:
Net investment income	(5,542,312)	(12,723,631)	(11,316,620)
Net realized gain	—	—	(160,710)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(128,362,348)	2,507,963	33,727,158

Dividends and Distributions to Common Shareholders From
Net investment income	(24,133,870)	(26,833,571)	(33,813,977)
Net realized gain	—	—	(480,136)
Tax return of capital	—	(8,473,282)	—
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(24,133,870)	(35,306,853)	(34,294,113)

Capital Share Transactions
Reinvestment of common dividends	—	820,433	412,654

Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(152,496,218)	(31,978,457)	(154,301)
Beginning of period	417,086,106	449,064,563	449,218,864
End of period	$ 264,589,888	$ 417,086,106	$ 449,064,563
End of period undistributed (distributions in excess of) net investment income	$ 8,661,698	$ 219,332	$ (855,008)

	BlackRock Preferred and Corporate Income Strategies Fund, Inc. (PSW)
		Year Ended October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:		2008	2007
Operations
Net investment income		$ 17,531,692	$ 20,683,793
Net realized loss		(40,404,468)	(6,921,885)
Net change in unrealized appreciation/depreciation		(83,863,786)	(17,907,405)
Dividends to Preferred Shareholders from net investment income		(4,921,335)	(7,254,700)
Net decrease in net assets applicable to Common Shareholders resulting from operations		(111,657,897)	(11,400,197)

Dividends and Distributions to Common Shareholders From
Net investment income		(12,521,666)	(12,124,207)
Tax return of capital		(545,246)	(4,335,991)
Decrease in net assets resulting from dividends and distributions to Common Shareholders		(13,066,912)	(16,460,198)

Capital Share Transactions
Reinvestment of common dividends		—	281,127

Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders		(124,724,809)	(27,579,268)
Beginning of year		201,154,669	228,733,937
End of year		$ 76,429,860	$ 201,154,669
End of period undistributed net investment income		$ 1,283,192	$ 1,621,310

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

43

Statements of Changes in Net Assets	BlackRock Preferred and Equity Advantage Trust (BTZ)
	Year Ended	Period
	October 31,	December 27, 2006[1] to
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2008	October 31, 2007
Operations
Net investment income	$ 68,908,426	$ 64,774,125
Net realized loss	(113,133,432)	(45,522,505)
Net change in unrealized appreciation/depreciation	(408,221,553)	(51,952,955)
Dividends to Preferred Shareholders from net investment income	(17,100,517)	(16,313,570)
Net decrease in net assets applicable to Common Shareholders resulting from operations	(469,547,076)	(49,014,905)

Dividends and Distributions to Common Shareholders From
Net investment income	(46,857,132)	(48,688,436)
Tax return of capital	(43,518,226)	(24,171,991)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(90,375,358)	(72,860,427)

Capital Share Transactions
Net proceeds from the issuance of Common Shares	—	1,115,290,352
Net proceeds from the underwriters’ over-allotment option exercised	—	113,370,625
Reinvestment of common dividends	—	1,748,836
Net increase in net assets derived from share transactions	—	1,230,409,813

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(559,922,434)	1,108,534,481
Beginning of period	1,108,534,481	—
End of period	$ 548,612,047	$1,108,534,481
End of period undistributed (distributions in excess of) net investment income	$ 3,486,479	$ (276,473)
[1] Commencement of investment operations. This information includes the initial investment by BlackRock Funding, Inc.

	BlackRock Preferred Income Strategies Fund, Inc. (PSY)
	Year Ended October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2008	2007
Operations
Net investment income	$ 70,160,283	$ 81,859,216
Net realized loss	(147,042,661)	(16,858,784)
Net change in unrealized appreciation/depreciation	(333,625,419)	(78,182,156)
Dividends to Preferred Shareholders from net investment income	(19,937,495)	(29,469,686)
Net decrease in net assets applicable to Common Shareholders resulting from operations	(430,445,292)	(42,651,410)

Dividends and Distributions to Common Shareholders From
Net investment income	(46,831,403)	(47,141,781)
Tax return of capital	(9,002,427)	(8,692,071)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(55,833,830)	(55,833,852)

Net Assets Applicable to Common Shareholders
Total decrease in net assets applicable to Common Shareholders	(486,279,122)	(98,485,262)
Beginning of year	809,411,364	907,896,626
End of year	$ 323,132,242	$ 809,411,364
End of year undistributed net investment income	$ 7,207,075	$ 6,030,241

See Notes to Financial Statements.

44 ANNUAL REPORT

OCTOBER 31, 2008

Statements of Changes in Net Assets	BlackRock Preferred Opportunity Trust (BPP)
	Period
	January 1, 2008 to	Year Ended December 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	October 31, 2008	2007	2006
Operations
Net investment income	$ 27,233,861	$ 37,729,277	$ 37,628,296
Net realized gain (loss)	(47,985,932)	(24,690,221)	5,460,212
Net change in unrealized appreciation/depreciation	(149,715,592)	(61,889,014)	5,741,786
Dividends and distributions to Preferred Shareholders from:
Net investment income	(5,653,232)	(11,458,715)	(8,388,298)
Net realized gain	—	(87,490)	(2,162,948)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(176,120,895)	(60,396,163)	38,279,048

Dividends and Distributions to Common Shareholders From
Net investment income	(15,206,928)	(29,219,599)	(28,950,629)
Net realized gain	—	(312,510)	(7,716,405)
Tax return of capital	(5,480,035)	(2,820,986)	—
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(20,686,963)	(32,353,095)	(36,667,034)

Capital Share Transactions
Reinvestment of common dividends	101,702	770,755	1,193,538

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(196,706,156)	(91,978,503)	2,805,552
Beginning of period	358,016,991	449,995,494	447,189,942
End of period	$ 161,310,835	$ 358,016,991	$ 449,995,494
End of period undistributed (distributions in excess of) net investment income	$ 2,846,583	$ (2,571,328)	$ 372,887

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

45

Statements of Cash Flows
			BlackRock
			Global
	BlackRock		Floating Rate
	Enhanced Capital and		Income
	Income Fund, Inc.		Trust, Inc.
	(CII)		(BGT)
	Period	Year	Period
	January 1, 2008	Ended	January 1, 2008
	to	December 31,	to
	October 31, 2008	2007	October 31, 2008

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$ (74,654,971)	$ 10,860,634	$ (128,362,348)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Increase (decrease) in receivables	(113,466)	1,889,199	2,463,810
Increase in prepaid expenses and other assets	(3,682)	—	(40,539)
Decrease in other liabilities	(179,439)	(134,190)	(6,693,687)
Swap premium received	—	—	62,145
Net realized and unrealized loss from investments	76,780,749	(7,531,321)	160,440,077
Amortization of premium and discount on investments	—	445,574	(1,251,789)
Paid-in-kind income	—	—	(1,001,772)
Proceeds from sales of long-term investments	106,265,023	309,159,110	187,312,133
Purchases of long-term investments	(118,127,212)	(194,658,567)	(142,309,174)
Net proceeds of short-term investments	11,221,905	(1,662,451)	7,156,339
Premiums received from options written	42,979,065	31,909,279	—
Premiums paid on closing options written	(24,312,112)	(23,023,950)	—
Net cash provided by operating activities	19,855,860	127,253,317	77,775,195

Cash Used for Financing Activities
Payments on redemption of Preferred Shares	—	—	(184,650,000)
Cash receipts from loans	—	42,000,000	242,650,000
Cash payments from loans	—	(142,000,000)	(119,500,000)
Cash receipts from reverse repurchase agreements	—	—	14,217,024
Cash payments from reverse repurchase agreements	—	—	(14,217,024)
Cash dividends paid to shareholders	(19,856,616)	(29,069,772)	(32,509,947)
Net cash used for financing activities	(19,856,616)	(129,069,772)	(94,009,947)

Cash Impact from Foreign Currency Fluctuations
Cash impact from foreign currency fluctuations	(627)	(160)	(270,522)

Cash
Net decrease in cash	(1,383)	(1,816,615)	(16,505,274)
Cash at beginning of period	9,738	1,826,353	32,054,319
Cash at end of period	$ 8,355	$ 9,738	$ 15,549,045

Cash Flow Information
Cash paid for interest	—	$ 2,297,965	$ 2,021,724

See Notes to Financial Statements.

46 ANNUAL REPORT

OCTOBER 31, 2008

Financial Highlights	BlackRock Broad Investment Grade 2009 Term Trust Inc. (BCT)

		Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance

Net asset value, beginning of year	$ 13.38	$ 13.79	$ 14.63	$ 15.98	$ 16.02
Net investment income	0.42[1]	0.48	0.65	0.80	0.61
Net realized and unrealized gain (loss)	(0.41)	0.01	(0.05)	(0.87)	0.25
Net increase (decrease) from investment operations	0.01	0.49	0.60	(0.07)	0.86
Dividends and distributions from:
Net investment income	(0.59)	(0.90)	(1.42)	(1.03)	(0.90)
Net realized gain	—	—	(0.02)	(0.25)	—
Total dividends and distributions	(0.59)	(0.90)	(1.44)	(1.28)	(0.90)
Net asset value, end of year	$ 12.80	$ 13.38	$ 13.79	$ 14.63	$ 15.98
Market price, end of year	$ 12.50	$ 15.15	$ 15.08	$ 15.86	$ 15.80

Total Investment Return[2]
Based on net asset value	(0.07)%	2.95%	3.53%	(0.82)%	5.52%
Based on market price	(13.82)%	6.60%	4.44%	8.74%	5.45%

Ratios to Average Net Assets
Total expenses after waiver and excluding interest expense and excise tax	0.27%	1.16%	1.14%	1.19%	1.11%
Total expenses after waiver	0.95%	1.86%	1.14%	2.37%	2.48%
Total expenses	1.65%	1.86%	1.14%	2.37%	2.48%
Net investment income	3.09%	3.50%	4.50%	5.23%	3.83%

Supplemental Data
Net assets, end of year (000)	$ 37,863	$ 39,569	$ 40,781	$ 43,276	$ 47,255
Reverse repurchase agreements outstanding, end of year (000)	—	—	—	—	$ 19,263
Reverse repurchase agreements average daily balance (000)	—	—	—	$ 7,865	$ 22,055
Portfolio turnover	114%	10%	8%	116%	20%
Asset coverage, end of year per $1,000	—	—	—	—	$ 3,453

1 Based on average shares outstanding.
2 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

47

Financial Highlights	BlackRock Enhanced Capital and Income Fund, Inc. (CII)
	Period
	January 1,				Period
	2008 to				April 30, 2004[1]
		Year Ended December 31,
	October 31,				to December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 21.36	$ 22.91	$ 20.31	$ 20.76	$ 19.10[2]
Net investment income	0.23[3]	0.31[3]	0.37[3]	0.46[3]	0.46
Net realized and unrealized gain (loss)	(6.36)	0.58	3.69	0.29	1.84
Net increase (decrease) from investment operations	(6.13)	0.89	4.06	0.75	2.30
Dividends and distributions from:
Net investment income	(0.23)	(0.34)	(0.33)	(0.47)	(0.48)
Net realized gain	(0.62)	(2.10)	(1.13)	(0.73)	(0.11)
Tax return of capital	(0.60)	—	—	—	(0.01)
Total dividends and distributions	(1.45)	(2.44)	(1.46)	(1.20)	(0.60)
Capital charges with respect to the issuance of shares	—	—	—	—	(0.04)
Net asset value, end of period	$ 13.78	$ 21.36	$ 22.91	$ 20.31	$ 20.76
Market price, end of period	$ 12.37	$ 20.06	$ 20.41	$ 17.21	$ 18.32

Total Investment Return[4]
Based on net asset value	(29.46)%[5]	4.79%	21.70%	4.69%	12.30%[5]
Based on market price	(32.58)%[5]	10.47%	27.95%	0.52%	(5.36)%[5]

Ratios to Average Net Assets
Total expenses after waiver and excluding interest expense and reorganization expense	1.01%[6]	1.19%	1.42%	1.47%	1.20%[6]
Total expenses after waiver	1.10%[6]	1.96%	3.54%	2.96%	1.96%[6]
Total expenses	1.10%[6]	1.96%	3.54%	2.96%	2.19%[6]
Net investment income	1.46%[6]	1.36%	1.75%	2.28%	3.52%[6]

Supplemental Data
Net assets, end of period (000)	$ 167,996	$ 260,385	$ 279,272	$ 260,638	$ 266,345
Loan outstanding, end of period (000)	—	—	$ 100,000	$ 109,000	$ 109,000
Average loan outstanding during the period (000)	—	$ 38,788	$ 107,504	$ 109,000	$ 98,750
Portfolio turnover	45%	63%	38%	61%	20%
Asset coverage, end of period per $1,000	—	—	$ 3,793	$ 3,391	$ 3,444

1 Commencement of operations.
2 Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from initial offering price of $20.00 per share.
3 Based on average shares outstanding.
4 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
5 Aggregate total investment return.
6 Annualized.

See Notes to Financial Statements.

48 ANNUAL REPORT

OCTOBER 31, 2008

Financial Highlights		BlackRock Global Floating Rate Income Trust (BGT)
	Period				Period
	January 1,				August 30,
	2008 to				2004[1] to
		Year Ended December 31,
	October 31,				December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$ 17.71	$ 19.11	$ 19.13	$ 19.21	$ 19.10[2]
Net investment income	1.42[3]	2.03	1.99	1.64	0.33
Net realized and unrealized gain (loss)	(6.62)	(1.39)	(0.06)	(0.17)	0.35
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.24)	(0.54)	(0.48)	(0.33)	(0.04)
Net realized gain	—	—	(0.01)	(0.00)[4]	—
Net increase (decrease) from investment operations	(5.44)	0.10	1.44	1.14	0.64
Dividends and distributions to Common Shareholders from:
Net investment income	(1.03)	(1.14)	(1.44)	(1.22)	(0.37)
Net realized gain	—	—	(0.02)	(0.00)[4]	—
Tax return of capital	—	(0.36)	—	—	—
Total dividends and distributions	(1.03)	(1.50)	(1.46)	(1.22)	(0.37)
Capital charges with respect to issuance of:
Common Shares	—	—	—	—	(0.04)
Preferred Shares	—	—	—	—	(0.12)
Total capital charges	—	—	—	—	(0.16)
Net asset value, end of period	$ 11.24	$ 17.71	$ 19.11	$ 19.13	$ 19.21
Market price, end of period	$ 9.63	$ 15.78	$ 19.27	$ 17.16	$ 18.63

Total Investment Return[5]
Based on net asset value	(31.62)%[6]	0.98%	7.93%	6.63%	2.57%[6]
Based on market price	(34.24)%[6]	(10.92)%	21.31%	(1.34)%	(5.00)%[6]

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses after waiver and fees paid indirectly and excluding interest expense[8]	1.21%[7]	1.16%	1.19%	1.15%	0.97%[7]
Total expenses after waiver and fees paid indirectly[8]	1.89%[7]	1.33%	1.43%	1.23%	0.97%[7]
Total expenses after waiver and before fees paid indirectly[8]	1.89%[7]	1.33%	1.43%	1.23%	0.97%[7]
Total expenses[8]	2.22%[7]	1.67%	1.75%	1.56%	1.26%[7]
Net investment income[8]	10.56%[7]	10.83%	10.38%	8.52%	5.04%[7]
Dividends to Preferred Shareholders	1.75%[7]	2.88%	2.51%	1.71%	0.62%[7]
Net investment income to Common Shareholders	8.81%[7]	7.95%	7.87%	6.81%	4.42%[7]

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 264,590	$ 417,086	$ 449,065	$ 449,219	$ 451,126
Preferred Shares outstanding at liquidation preference, end of period (000)	$ 58,800	$ 243,450	$ 243,450	$ 243,450	$ 243,450
Loan outstanding, end of period (000)	$ 123,150	—	—	—	—
Average loan outstanding during the period (000)	$ 71,542	—	—	—	—
Reverse repurchase agreements outstanding, end of period (000)	—	—	$ 26,108	—	—
Reverse repurchase agreements average daily balance (000)	$ 238	$ 10,524	$ 19,562	$ 10,722	$ 114
Portfolio turnover	25%	41%	50%	46%	11%
Asset coverage per Preferred Share, end of period	$ 137,505	$ 67,849	$ 73,810	$ 71,139	$ 71,330

1 Commencement of operations.
2 Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from initial offering price of $20.00 per share.
3 Based on average shares outstanding.
4 Amount is less than $(0.01) per share.
5 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Total investment returns exclude the effects of sales charges.
6 Aggregate total investment return.
7 Annualized.
8 Do not reflect the effect of dividends to Preferred Shareholders.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

49

Financial Highlights	BlackRock Preferred and Corporate Income Strategies Fund, Inc. (PSW)

		Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$ 19.54	$ 22.25	$ 22.36	$ 23.69	$ 24.38
Net investment income	1.70[1]	2.01[1]	2.14[1]	2.16	2.19
Net realized and unrealized gain (loss)	(12.06)	(2.41)	0.07	(1.09)	(0.70)
Dividends to Preferred Shareholders from net investment income	(0.48)	(0.71)	(0.63)	(0.40)	(0.18)
Net increase (decrease) from investment operations	(10.84)	(1.11)	1.58	0.67	1.31
Dividends and distributions to Common Shareholders from:
Net investment income	(1.22)	(1.18)	(1.69)	(2.00)	(2.00)
Tax return of capital	(0.05)	(0.42)	—	—	—
Total dividends and distributions	(1.27)	(1.60)	(1.69)	(2.00)	(2.00)
Net asset value, end of year	$ 7.43	$ 19.54	$ 22.25	$ 22.36	$ 23.69
Market price, end of year	$ 7.00	$ 17.29	$ 21.26	$ 21.03	$ 22.84

Total Investment Return[2]
Based on net asset value	(58.09)%	(5.03)%	7.97%	3.25%	5.86%
Based on market price	(55.38)%	(12.05)%	9.69%	0.73%	5.44%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses after waiver and fees paid indirectly and excluding interest expense[3]	1.48%	1.29%	1.29%	1.26%	1.26%
Total expenses after waiver and fees paid indirectly[3]	2.00%	1.32%	1.29%	1.26%	1.26%
Total expenses after waiver and before fees paid indirectly[3]	2.00%	1.32%	1.29%	1.26%	1.26%
Total expenses[3]	2.00%	1.32%	1.29%	1.26%	1.27%
Net investment income[3]	10.79%	9.38%	9.70%	9.23%	9.04%
Dividends to Preferred Shareholders	3.03%	3.29%	2.84%	1.71%	0.76%
Net investment income to Common Shareholders	7.76%	6.09%	6.86%	7.52%	8.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 76,430	$ 201,155	$ 228,734	$ 229,850	$ 243,492
Preferred Shares outstanding at liquidation preference, end of year (000)	$ 68,250	$ 136,500	$ 136,500	$ 136,500	$ 136,500
Reverse repurchase agreements outstanding, end of period (000)	$ 4,024	$ 590	—	—	—
Reverse repurchase agreements average daily balance (000)	$ 25,692	$ 2,690	—	—	—
Portfolio turnover	119%	88%	19%	25%	27%
Asset coverage per Preferred Share, end of year[4]	$ 53,009	$ 61,846	$ 66,907	$ 67,115	$ 69,600

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Total investment returns exclude the effects of sales charges.
3 Do not reflect the effect of dividends to Preferred Shareholders.
4 Prior year amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

50 ANNUAL REPORT

OCTOBER 31, 2008

Financial Highlights	BlackRock Preferred and Equity Advantage Trust (BTZ)
		Period
	Year	December 27,
	Ended	2006[1] to
	October 31,	October 31,
	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 21.39	$ 23.88[2]
Net investment income	1.33[3]	1.25
Net realized and unrealized loss	(10.06)	(1.86)
Dividends to Preferred Shareholders from net investment income	(0.33)	(0.31)
Net decrease from investment operations	(9.06)	(0.92)
Dividends and distributions to Common Shareholders from:
Net investment income	(0.90)	(0.93)
Tax return of capital	(0.84)	(0.47)
Total dividends and distributions	(1.74)	(1.40)
Capital charges with respect to issuance of:
Common Shares	—	(0.04)
Preferred Shares	—	(0.13)
Total capital charges	—	(0.17)
Net asset value, end of period	$ 10.59	$ 21.39
Market price, end of period	$ 9.36	$ 18.65

Total Investment Return[4]
Based on net asset value	(44.27)%	(4.42)%[5]
Based on market price	(43.51)%	(20.34)%[5]

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses after waiver and fees paid indirectly and excluding interest expense[6]	1.21%	1.04%[7]
Total expenses after waiver and fees paid indirectly[6]	1.65%	1.88%[7]
Total expenses after waiver and before fees paid indirectly[6]	1.65%	1.88%[7]
Total expenses[6]	1.65%	1.90%[7]
Net investment income[6]	7.63%	6.50%[7]
Dividends to Preferred Shareholders	1.89%	1.64%[7]
Net investment income to Common Shareholders	5.74%	4.86%[7]

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$ 548,612	$ 1,108,534
Preferred Shares outstanding at liquidation preference, end of period (000)	$ 231,000	$ 462,000
Reverse repurchase agreements outstanding, end of period (000)	$ 223,512	$ 88,291
Reverse repurchase agreements average daily balance (000)	$ 107,377	$ 96,468
Portfolio turnover	126%	35%
Asset coverage per Preferred Share, end of period	$ 84,384	$ 89,737

1 Commencement of operations.
2 Net asset value, beginning of period, reflects a deduction of $1.12 per share sales charge from initial offering price of $25.00 per share.
3 Based on average shares outstanding.
4 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Total investment returns exclude the effects of sales charges.
5 Aggregate total investment return.
6 Do not reflect the effect of dividends to Preferred Shareholders.
7 Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

51

Financial Highlights		BlackRock Preferred Income Strategies Fund, Inc. (PSY)
		Year Ended October 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance

Net asset value, beginning of year	$ 19.93	$ 22.36	$ 22.26	$ 23.48	$ 24.53
Net investment income[1]	1.73	2.02	2.03	2.09	2.14
Net realized and unrealized gain (loss)	(11.84)	(2.35)	0.32	(0.91)	(0.78)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.49)	(0.73)	(0.65)	(0.40)	(0.18)
Net realized gain	—	—	—	—	(0.01)
Net increase (decrease) from investment operations	(10.60)	(1.06)	1.70	0.78	1.17
Dividends and distributions to Common Shareholders from:
Net investment income	(1.15)	(1.16)	(1.51)	(2.00)	(2.13)
Net realized gain	—	—	—	—	(0.09)
Tax return of capital	(0.22)	(0.21)	(0.09)	—	—
Total dividends and distributions	(1.37)	(1.37)	(1.60)	(2.00)	(2.22)
Net asset value, end of year	$ 7.96	$ 19.93	$ 22.36	$ 22.26	$ 23.48
Market price, end of year	$ 8.10	$ 16.94	$ 20.12	$ 21.20	$ 22.87

Total Investment Return[2]
Based on net asset value	(55.71)%	(4.35)%	8.77%	3.73%	5.22%
Based on market price	(46.97)%	(9.65)%	2.77%	1.43%	6.12%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses after waiver and fees paid indirectly and excluding interest expense[3]	1.40%	1.23%	1.23%	1.20%	1.19%
Total expenses after waiver and fees paid indirectly[3]	1.90%	1.27%	1.23%	1.20%	1.19%
Total expenses after waiver and before fees paid indirectly[3]	1.90%	1.27%	1.23%	1.20%	1.19%
Total expenses[3]	1.90%	1.27%	1.23%	1.20%	1.19%
Net investment income[3]	10.71%	9.29%	9.26%	8.96%	8.93%
Dividends to Preferred Shareholders	3.04%	3.34%	2.96%	1.73%	0.74%
Net investment income to Common Shareholders	7.67%	5.95%	6.30%	7.23%	8.19%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 323,132	$ 809,411	$ 907,897	$ 903,601	$ 952,973
Preferred Shares outstanding at liquidation preference, end of year (000)	$ 275,000	$ 550,000	$ 550,000	$ 550,000	$ 550,000
Reverse repurchase agreements outstanding, end of period (000)	$ 54,369	—	—	—	—
Reverse repurchase agreements average daily balance (000)	$ 94,908	$ 14,375	—	—	—
Portfolio turnover	120%	81%	18%	28%	23%
Asset coverage per Preferred Share, end of year[4]	$ 54,408	$ 61,817	$ 66,294	$ 66,077	$ 68,319

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Total investment returns exclude the effects of sales charges.
3 Do not reflect the effect of dividends to Preferred Shareholders.
4 Prior year amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

52 ANNUAL REPORT

OCTOBER 31, 2008

Financial Highlights			BlackRock Preferred Opportunity Trust (BPP)
	Period					Period
	January 1,					February 28,
	2008 to					2003[1] to
			Year Ended December 31,
	October 31,					December 31,
	2008	2007	2006	2005	2004	2003
Per Share Operating Performance

Net asset value, beginning of period	$ 19.47	$ 24.52	$ 24.43	$ 25.88	$ 25.58	$ 23.88[2]
Net investment income	1.48[3]	2.05	2.05	2.11	2.22	1.72
Net realized and unrealized gain (loss)	(10.74)	(4.72)	0.62	(0.82)	0.33	1.93
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.31)	(0.62)	(0.46)	(0.26)	(0.16)	(0.10)
Net realized gain	—	—	(0.12)	(0.13)	(0.02)	—
Net increase (decrease) from investment operations	(9.57)	(3.29)	2.09	0.90	2.37	3.55
Dividends and distributions to Common Shareholders from:
Net investment income	(0.83)	(1.59)	(1.58)	(1.74)	(2.00)	(1.66)
Net realized gain	—	(0.02)	(0.42)	(0.61)	(0.07)	—
Tax return of capital	(0.30)	(0.15)	—	—	—	—
Total dividends and distributions	(1.13)	(1.76)	(2.00)	(2.35)	(2.07)	(1.66)
Capital charges with respect to issuance of:
Common shares	—	—	—	—	—	(0.05)
Preferred Shares	—	—	—	—	—	(0.14)
Total capital charges	—	—	—	—	—	(0.19)
Net asset value, end of period	$ 8.77	$ 19.47	$ 24.52	$ 24.43	$ 25.88	$ 25.58
Market price, end of period	$ 8.51	$ 17.31	$ 26.31	$ 24.20	$ 25.39	$ 24.83

Total Investment Return[4]
Based on net asset value	(51.22)%[5]	(13.86)%	8.89%	3.81%	10.15%	14.65%[5]
Based on market price	(46.76)%[5]	(28.62)%	17.98%	4.83%	11.01%	6.28%[5]

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses after fees paid indirectly and excluding interest expense[6]	1.39%[7]	1.24%	1.25%	1.22%	1.19%	1.16%[7]
Total expenses after fees paid indirectly[6]	1.96%[7]	1.45%	1.62%	1.51%	1.44%	1.52%[7]
Total expenses[6]	1.96%[7]	1.46%	1.62%	1.51%	1.44%	1.52%[7]
Net investment income[6]	10.53%[7]	8.90%	8.46%	8.37%	8.66%	8.35%[7]
Dividends to Preferred Shareholders	2.19%[7]	2.70%	1.89%	1.27%	0.62%	0.48%[7]
Net investment income to Common Shareholders	8.34%[7]	6.20%	6.58%	7.10%	8.04%	7.87%[7]

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 161,311	$ 358,017	$ 449,995	$ 447,190	$ 473,809	$ 468,243
Preferred Shares outstanding at liquidation preference, end of period (000)	$ 110,400	$ 220,800	$ 220,800	$ 220,800	$ 220,800	$ 220,841
Reverse repurchase agreements outstanding, end of period (000)	$ 44,281	—	—	—	—	$ 3,486
Reverse repurchase agreements average daily balance (000)	$ 51,995	$ 903	$ 1,303	$ 2,904	$ 782	$ 19,822
Portfolio turnover	121%	97%	91%	77%	88%	98%
Asset coverage per Preferred Share, end of period	$ 61,540	$ 65,554	$ 75,965	$ 75,642	$ 78,650	$ 78,021

1 Commencement of operations.
2 Net asset value, beginning of period, reflects a deduction of $1.12 per share sales charge from initial offering price of $25.00 per share.
3 Based on average shares outstanding.
4 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Total investment returns exclude the effects of sales charges.
5 Aggregate total investment return.
6 Do not reflect the effect of dividends to Preferred Shareholders.
7 Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2008

53

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Broad Investment Grade 2009 Term Trust Inc. (“Broad Investment
Grade”), BlackRock Enhanced Capital and Income Fund, Inc. (“Capital and
Income”), BlackRock Preferred and Corporate Income Strategies Fund, Inc.
(“Preferred and Corporate”) and BlackRock Preferred Income Strategies Fund,
Inc. (“Preferred Income”) are registered as diversified, closed-end manage-
ment investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). BlackRock Global Floating Rate Income Trust
(“Global Floating Rate”), BlackRock Preferred and Equity Advantage Trust
(“Preferred and Equity”) and BlackRock Preferred Opportunity Trust (“Preferred
Opportunity”) are registered as non-diversified, closed-end management investment companies under the 1940 Act. Broad Investment Grade, Capital and Income, Preferred and Corporate and Preferred Income are organized as Maryland corporations. Global Floating Rate, Preferred and Equity and
Preferred Opportunity are organized as Delaware statutory trusts. Broad
Investment Grade, Capital and Income, Global Floating Rate, Preferred and
Corporate, Preferred and Equity, Preferred Income and Preferred Opportunity
are individually referred to as a “Fund” and collectively as the “Funds”. The
Funds’ financial statements are prepared in conformity with accounting princi-
ples generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Capital and Income, Global Floating Rate and Preferred
Opportunity recently changed their fiscal year end to October 31. The Funds determine and make available for publication the net asset value of their
Common Shares on a daily basis.

Preferred and Equity was organized on October 26, 2006 and had no trans-
actions until November 21, 2006 when the Trust sold 4,817 common shares for $115,006 to BlackRock Funding, Inc. Investment operations for Preferred and Equity commenced on December 27, 2006. The Trust incurred organiza-
tion costs which were deferred from the organization date until the com-
mencement of operations.

On December 3, 1999, Broad Investment Grade transferred a substantial portion of its total assets to a 100% owned registered investment company subsidiary called BCT Subsidiary, Inc. The financial statements and these notes to the financial statements for Broad Investment Grade are consoli-
dated and include the operations of both Broad Investment Grade and its wholly owned subsidiary after elimination of all intercompany transactions and balances.

On November 29, 2007, Broad Investment Grade’s Board of Directors
approved a Plan of Liquidation and Dissolution. Accordingly, Broad Investment
Grade will liquidate substantially all of its assets on or about the close of business on December 31, 2009.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Directors/Trustees (the “Board”). Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relation-
ships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Financial futures contracts traded on exchanges are valued at their last sale price. TBA commitments are valued at the current market value of the underlying securities. Swap agreements are valued utiliz-
ing quotes received daily by the Funds’ pricing service or through brokers.
Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day. The
Funds value their investments in BlackRock Liquidity Series, LLC Cash Sweep
Series at fair value, which is ordinarily based upon their pro-rata ownership in the net assets of the underlying fund.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity invest-
ments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions)
price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade.
An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-
counter options are valued by an independent pricing service using a mathe-
matical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the invest-
ment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value
Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange
(“NYSE”). The values of such securities used in computing the net assets of each Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each
Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by

54 ANNUAL REPORT

OCTOBER 31, 2008

Notes to Financial Statements (continued)

the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: Each Fund may engage in various portfolio investment strategies both to increase the returns of the Funds and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•Financial futures contracts — Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the
Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the under-
lying assets, and the possible inability of counterparties to meet the terms of their contracts.

•Foreign currency contracts — A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Each Fund may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio posi-
tions. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the foreign currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

•Options — Each Fund may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation)
to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written.
When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from)
the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,”
meaning that the Fund holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. Certain call options are written as part of an arrangement where the counterparty to the transaction borrows the underlying security from the Fund in a securi-
ties lending transaction.

In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security or index.
Exercise of a written option could result in the Funds purchasing a security at a price different from the current market value. The Funds may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction.

•Swaps — Each Fund may enter into swaps for investment purposes or to manage its credit risk. Each Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net pay-
ments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the accompanying Statements of
Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-
market daily and changes in value are recorded as unrealized appreciation
(depreciation). When the swap is terminated, the Funds will record a real-
ized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of
Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Credit default swaps — Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place.

Interest rate swaps — Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Total return swaps — Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Foreign Currency Transactions: Foreign currency amounts are translated into
United States dollars on the following basis: (i) market value of investment

ANNUAL REPORT

OCTOBER 31, 2008

55

Notes to Financial Statements (continued)

securities, assets and liabilities at the current rate of exchange; and (ii) pur-
chases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Funds report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.
The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepay-
ments as borrowers, particularly mortgagors, refinance and repay their loans.
An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase in the secondary market certain mortgage pass-
through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-
related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage
Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the
Federal National Mortgage Association (“FNMA”) include FNMA guaranteed
Mortgage Pass-Through Certificates, which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the
United States and are supported by the right of the issuer to borrow from the Treasury.

Certain Funds invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Borrowed Bond Agreements: In a borrowed bond agreement, a Fund borrows securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to settle short positions. In a borrowed bond agreement, the
Fund’s prime broker or third party broker takes possession of the underlying collateral securities or cash to settle such short positions. The value of the underlying collateral securities or cash approximates the principal amount of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral with any counterparty is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Fund may be delayed or limited.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securi-
ties. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These secu-
rities can have a rating that is slightly below that of the issuing company’s senior debt securities. Certain Funds invest a significant portion of their assets in securities in the financial services industry. Please see the Schedules of
Investments for these securities for each Fund. Changes in economic condi-
tions affecting the financial services industry would have a greater impact on these Funds, and could affect the value, income and/or liquidity of positions in such securities.

Dollar, Mortgage and Treasury Rolls: Certain Funds may sell mortgage-
backed securities for delivery in the current month and simultaneously con-
tract to repurchase substantially similar (same type, coupon and maturity)
securities on a specific future date at an agreed-upon price. Pools of mort-
gages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instru-
ments for the Fund, and the income from these investments will generate income for the Fund.

These techniques involve the risk that the market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of each Fund.

Floating Rate Loans: Certain Funds may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institu-
tions and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London
InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

56 ANNUAL REPORT

OCTOBER 31, 2008

Notes to Financial Statements (continued)

A Fund earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typi-
cally amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income. Prepayment penalty fees are recorded on the accrual basis. When a
Fund buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by a Fund may include covenant waiver fees and covenant modification fees.

A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The
Funds may invest in such loans in the form of participations in loans
(“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investments in loan partici-
pation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower.

Preferred Stock: Certain Funds may invest in preferred stocks. Preferred stock has a preference over common stocks in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because pre-
ferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, pre-
ferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Reverse Repurchase Agreements: The Funds may enter into reverse repur-
chase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, each Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon market rates determined at the time of issuance.
The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that each Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, each Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiv-
er, whether to enforce each Fund’s obligation to repurchase the securities.

Short Sales: When a Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. When a Fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. The
Fund is required to repay the counterparty any dividends or interest received on the security sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount will be recog-
nized upon the termination of the short sale if the market price is greater or less than the proceeds originally received.

Stripped Mortgage-Backed Securities: The Funds may invest in stripped mort-
gage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IO’s is sensitive to the rate of principal repayments
(including prepayments) on the related underlying mortgage assets, and principal prepayments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may not fully recoup its initial investment in IO’s.
The Funds also may invest in stripped mortgage-backed securities that are privately issued.

TBA Commitments: Certain Funds may enter into to-be-announced (“TBA”)
commitments to purchase or sell securities for a fixed price at a future date.
TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

Zero Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

ANNUAL REPORT

OCTOBER 31, 2008

57

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)
require that each Fund segregates assets in connection with certain invest-
ments (e.g., dollar rolls, TBA’s beyond normal settlement, options, reverse repurchase agreements, swaps, written swaptions, written options, forward foreign currency contracts, short sales or financial futures contracts) or certain borrowings (e.g., reverse repurchase agreements), each Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts, reverse repurchase agreements, swaps and written options).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates).
Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.
Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-
dividend date. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income on the Statements of Operations.

Dividends and Distributions: Dividends and distributions of capital gains are recorded on the ex-dividend dates. A portion of the dividends paid by
Capital and Income for the period January 1, 2008 to October 31, 2008,
Preferred Opportunity for the period January 1, 2008 to October 31, 2008 and the year ended December 31, 2007, Preferred and Corporate for the years ended October 31, 2008 and 2007, Preferred and Equity for the year ended October 31, 2008 and the period December 27, 2006 to October 31,
2007 and Preferred Income for the years ended October 31, 2008 and 2007 are characterized as a return of capital.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. As part of a tax planning strategy, Broad
Investment Grade has retained a portion of its taxable income and will pay excise tax on the undistributed amounts.

Effective April 30, 2008, Broad Investment Grade, Preferred and Corporate,
Preferred and Equity and Preferred Income implemented Financial Accounting
Standards Board (“FASB”) Interpretation No.48, “Accounting for Uncertainty in
Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”).
Effective June 29, 2007, Capital and Income, Global Floating Rate and
Preferred Opportunity implemented FIN 48. FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recog-
nized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Funds, and has determined that the adoption of
FIN 48 does not have a material impact on each Fund’s financial statements.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on
Broad Investment Grade’s, Preferred and Corporate’s, Preferred and Equity’s
and Preferred Income’s U.S. federal tax returns remains open for the years ended October 31, 2005 through October 31, 2007. The statute of limitations on Capital and Income’s, Global Floating Rate’s and Preferred Opportunity’s
U.S. federal tax returns remains open for the years ended December 31,
2005 through December 31, 2007. The statute of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement
of Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”), was issued and is effective for fiscal years beginning after
November 15, 2007. Effective January 1, 2008, Capital and Income, Global
Floating Rate and Preferred Opportunity adopted FAS 157. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the other Funds’
financial statement disclosures is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161,
“Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS
161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Inter-
pretation No. 45-4 (the “FSP”), “Disclosures about Credit Derivatives and
Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB
Interpretation No. 45; and Clarification of the Effective Date of FASB
Statement No. 161” was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement
No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to
require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of
FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after
November 15, 2008. The impact on the Funds’ financial statement dis-
closures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each
Fund’s Board, non-interested Directors or Trustees (“Independent Directors or Trustees”) defer a portion of their annual complex-wide compensation.
Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock
Closed-End Funds selected by the Independent Directors or Trustees. This has approximately the same economic effect for the Independent Directors or
Trustees as if the Independent Directors or Trustees had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund.
Each Fund may, however, elect to invest in common shares of other certain
BlackRock Closed-End Funds selected by the Independent Directors or
Trustees in order to match its deferred compensation obligations. Investments

58 ANNUAL REPORT

OCTOBER 31, 2008

Notes to Financial Statements (continued)

to cover each Fund’s deferred compensation liability are included in other assets on the Statements of Assets and Liabilities. Dividends and distribu-
tions from the BlackRock Closed-End Fund investments under the plan are included in income from affiliates on the Statements of Operations.

Bank overdraft: Preferred and Corporate recorded a bank overdraft, which resulted from management estimates of available cash.

Other: Expenses directly related to each Fund are charged to that Fund. Other operating expenses shared by several Funds are pro-rated among those
Funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsi-
diary of BlackRock, Inc., to provide investment and administration services.
Merrill Lynch & Co., Inc. and The PNC Financial Services Group, Inc. are
principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each
Fund pays the Advisor a monthly fee at the following annual rates: 0.55%
for Broad Investment Grade, 0.85% for Capital and Income, 0.75% Global
Floating Rate, 0.60% for Preferred and Corporate, 0.65% for Preferred and
Equity, 0.60% for Preferred Income and 0.65% of Preferred Opportunity,
of each Fund’s average daily (weekly for Broad Investment Grade, Global
Floating Rate, Preferred and Equity and Preferred Opportunity) net assets
(including any assets attributable to borrowings or the proceeds from the issuance of Preferred Shares) minus the sum of accrued liabilities (other than debt representing financial leverage). The Advisor has voluntarily agreed to waive a portion of the investment advisory fees or other expenses on
Global Floating Rate as a percentage of its average weekly net assets as follows: 0.20% for the first five years of the Fund’s operations (through
August 30, 2010), 0.10% in year seven (through August 30, 2011) and
0.05% in year eight (through August 30, 2012).

Broad Investment Grade has an Administration Agreement with the Advisor.
The administration fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average daily net assets.
The Advisor has voluntarily agreed to waive the investment advisory and administration fees on Broad Investment Grade for the period November 1,
2007 to the Fund’s termination in 2009.

The Funds reimbursed the Advisor the following amounts for certain account-
ing services, which are included in accounting services in the Statements of
Operations. For the year ended October 31, 2008 (period January 1, 2008 to
October 31, 2008 for Capital and Income, Global Floating Rate and Preferred
Opportunity) and the year ended October 31, 2007 (December 31, 2007 for
Capital and Income, Global Floating Rate and Preferred Opportunity), the
amounts were as follows:

	Period	Year Ended
	November 1, 2007	October 31, 2007
	and January 1, 2008	and
	to October 31, 2008	December 31, 2007
Broad Investment Grade	$ 7,158	$ 2,929
Capital and Income	$ 3,352	$ 5,258
Global Floating Rate	$ 8,055	$23,362
Preferred and Corporate	$ 4,961	$ 6,691
Preferred and Equity	$24,350	$25,990
Preferred Income	$19,892	$26,841
Preferred Opportunity	$ 7,253	$21,589

BlackRock Financial Management, Inc. (“BFM”), a wholly owned subsidiary of BlackRock, Inc., serves as sub-advisor for Broad Investment Grade, Global
Floating Rate, Preferred and Equity and Preferred Opportunity. BFM and
BlackRock Investment Management, Inc. (“BIM”), both affiliates of the Advisor, serve as sub-advisors for Capital and Income. BIM serves as subadvisor for
Preferred and Corporate and Preferred Income. The Advisor pays the sub-
advisors for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Advisor.

During the year ended October 31, 2008 (period January 1, 2008 through
October 31, 2008 for Capital and Income and Preferred Opportunity) and the
year ended October 31, 2007 (December 31, 2007 for Capital and Income
and Preferred Opportunity), Merrill Lynch, Pierce, Fenner & Smith Incorporated
(“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, earned commissions on transactions of securities as follows:

	Period	Year Ended
	November 1, 2007	October 31, 2007
	and January 1, 2008	and
	to October 31, 2008	December 31, 2007
Capital and Income	$38,711	$ 43,108
Preferred and Equity	$40,804	$757,239
Preferred Opportunity	—	$ 41,662

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or directors or trustees of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates. The Funds reimburse the Advisor for compensation paid to the Funds’ Chief Compliance Officer.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities and U.S. government securities, for the year ended October 31,
2008 (period January 1, 2008 to October 31, 2008 for Capital and Income,
Global Floating Rate and Preferred Opportunity) were as follows:

	Purchases	Sales
Broad Investment Grade	$ 34,271,538	$ 10,213,120
Capital and Income	$ 116,610,722	$ 103,820,374
Global Floating Rate	$ 143,207,043	$ 202,892,322
Preferred and Corporate	$ 223,579,152	$ 285,061,793
Preferred and Equity	$1,210,307,146	$1,486,416,778
Preferred Income	$ 951,293,472	$1,177,276,662
Preferred Opportunity	$ 414,798,616	$ 500,172,252

For the year ended October 31, 2008 (period January 1, 2008 to
October 31, 2008 for Capital and Income, Global Floating Rate and

ANNUAL REPORT

OCTOBER 31, 2008

59

Notes to Financial Statements (continued)

Preferred Opportunity), purchases and sales of U.S. government securities were as follows:

	Purchases	Sales
Broad Investment Grade	$ 34,468,359	$ 34,505,000
Preferred and Corporate	$ 82,893,984	$ 91,399,823
Preferred and Equity	$ 363,006,334	$ 390,393,139
Preferred Income	$ 368,085,543	$ 384,438,829
Preferred Opportunity	$ 162,033,732	$ 162,925,830

Transactions in options written for the period January 1, 2008 to October 31,
2008 for Capital and Income and for the year ended October 31, 2008 for
Preferred and Equity were as follows:

Capital and Income
		Premiums
	Contracts	Received
Outstanding call options written, beginning of period.	1,621	$ 4,023,610
Options written	21,220	42,979,065
Options expired	(3,481)	(7,904,097)
Options closed	(18,135)	(35,649,320)
Outstanding call options written, end of period	1,225	$ 3,449,258

Preferred and Equity
		Premiums
	Contracts	Received
Outstanding call options written, beginning of year	2,455	$ 5,426,127
Options written	53,509	77,336,356
Options expired	(8,205)	(21,387,762)
Options closed	(45,629)	(56,591,588)
Options exercised	(980)	(227,096)
Outstanding call options written, end of year	1,150	$ 4,556,037

4. Reverse Repurchase Agreements:

For the year ended October 31, 2008 (period January 1, 2008 to October 31,
2008 for Global Floating Rate and Preferred Opportunity) the daily weighted average interest rate on the reverse repurchase agreements were as follows:

Global Floating Rate	2.75%
Preferred and Corporate	3.28%
Preferred and Equity	3.66%
Preferred Income	3.45%
Preferred Opportunity	2.83%

5. Commitments:

Global Floating Rate may invest in floating rate loans. In connection with these investments, the Fund may, with its Advisor, also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a com-
mitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of October
31, 2008, the Fund had the following unfunded loan commitments:

		Value of
	Underlying	Underlying
	Commitment	Loan
Borrower	(000)	(000)
Bausch & Lomb, Inc	$120	$ 98
CHS/Community Health Systems, Inc	$234	$193
Golden Nugget, Inc	$182	$ 78

6. Capital Share Transactions:

Common Shares

There are 200 million of $.01 par value shares authorized for Broad Invest-
ment Grade. There are 200 million of $0.10 par value shares authorized for
Capital and Income, Preferred and Corporate and Preferred Income. There
are an unlimited number of $0.001 par value shares authorized for Global
Floating Rate, Preferred and Equity and Preferred Opportunity.

During the years ended October 31, 2008 and October 31, 2007, shares issued and outstanding for Broad Investment Grade and Preferred Income remained constant and the following Funds issued additional shares under their respective dividend reinvestment plans:

	October 31,	October 31,
	2008	2007
Preferred and Corporate	—	12,692
Preferred and Equity	—	73,340

During the period January 1, 2008 to October 31, 2008 and the years ended
December 31, 2007 and December 31, 2006, the following Funds issued additional shares under their respective dividend reinvestment plans:

	January 1, 2008 to
	October 31,	October 31,	October 31,
	2008	2007	2006
Global Floating Rate	—	42,574	21,644
Preferred Opportunity	5,794	30,981	49,079

Shares issued and outstanding remained constant for Capital and Income for the period January 1, 2008 to October 31, 2008 and the year ended
December 31, 2007. Shares issued and outstanding during the year ended
December 31, 2006 decreased by 641,500 as a result of a share repur-
chase program.

Preferred Shares

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred
Shares are also subject to mandatory redemption at their liquidation prefer-
ence plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund, as set forth in the Fund’s Statement of Preferences/Articles
Supplementary, are not satisfied.

The holders of Preferred Shares have voting rights equal to the holders of
Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, holders of Preferred Shares, voting as a separate class, are also entitled to elect two
Directors/Trustees for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of re-
organization that would adversely affect the Preferred Shares, (b) change a
Fund’s subclassification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

60 ANNUAL REPORT

OCTOBER 31, 2008

Notes to Financial Statements (continued)

Global Floating Rate, Preferred and Corporate, Preferred and Equity, Preferred
Income and Preferred Opportunity had the following series of Preferred Shares outstanding and effective yields as of October 31, 2008:

	Series	Shares	Yields
Global Floating Rate	T7	784	3.341%
	W7	784	3.266%
	R7	784	2.888%
Preferred and Corporate	M7	1,365	3.389%
	T7	1,365	3.341%
Preferred and Equity	T7	2,310	3.341%
	W7	2,310	3.266%
	R7	2,310	2.888%
	F7	2,310	2.569%
Preferred Income	M7	1,400	3.389%
	T7	1,400	3.341%
	W7	1,400	3.266%
	TH7	1,400	2.888%
	F7	1,400	2.569%
	W28	2,000	4.525%
	TH28	2,000	5.763%
Preferred Opportunity	T7	1,472	4.210%
	W7	1,472	4.074%
	R7	1,472	4.089%

Dividends on seven-day Preferred Shares are cumulative at a rate that is reset every seven days based on the results of an auction. Dividends on 28-day
Preferred Shares are cumulative at a rate which is reset every 28 days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, the Funds are required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maxi-
mum applicable rate on Preferred Shares are as follows: for Global Floating
Rate, the higher of 125% of the 7-day Telerate/BBA LIBOR rate or 125%
over the 7-day Telerate/BBA LIBOR rate; for Preferred and Corporate and
Preferred Income, 125% times or 1.25% plus the Telerate/BBA LIBOR rate;
for Preferred Equity, 150% times or 1.25% plus the Telerate/BBA LIBOR rate;
and for Preferred Opportunity 150% of the interest equivalent of the 30-day commercial paper rate. During the year ended October 31, 2008 (period
January 1, 2008 to October 31, 2008 for Global Floating Rate and Preferred
Opportunity), Preferred Shares of the Funds were successfully auctioned at each auction date until February 13, 2008. The dividend ranges for the year ended October 31, 2008 (period January 1, 2008 to October 31, 2008 for
Global Floating Rate and Preferred Opportunity), were as follows:

	Series	Low	High	Average
Global Floating Rate	T7	3.341%	5.600%	4.122%
	W7	3.266%	5.769%	4.122%
	R7	2.888%	6.013%	4.089%
Preferred and Corporate	M7	3.389%	5.938%	4.313%
	T7	3.341%	5.750%	4.343%
Preferred and Equity	T7	3.341%	6.375%	4.473%
	W7	3.266%	6.778%	4.455%
	R7	2.888%	7.144%	4.467%
	F7	3.413%	7.031%	4.421%
Preferred Income	M7	3.389%	5.938%	4.272%
	T7	3.341%	5.750%	4.332%
	W7	3.266%	5.850%	4.284%
	TH7	2.888%	6.013%	4.203%
	F7	3.413%	5.938%	4.256%
	W28	3.700%	6.100%	4.416%
	TH28	3.643%	5.763%	4.342%
Preferred Opportunity	T7	3.321%	5.500%	3.920%
	W7	3.216%	5.311%	3.391%
	R7	3.231%	5.462%	3.938%

Since February 13, 2008, the Preferred Shares of the Funds failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 2.888% to 7.144% .
A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Fund’s Preferred Shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Fund’s
Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at its liquidation preference.

A Fund may not declare dividends or make other distributions on Common
Shares or purchase any such shares if, at the time of the declaration, distribu-
tion or purchase, asset coverage with respect to the outstanding Preferred
Shares is less than 200%.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25% calculated on the aggregate principal amount. For the year ended October 31, 2008 (period January 1, 2008 to
October 31, 2008 for Global Floating Rate and Preferred Opportunity),
MLPF&S earned commissions as follows:

Commissions
Global Floating Rate	$133,492
Preferred and Corporate	$447,355
Preferred and Equity	$422,864
Preferred Income	$149,302
Preferred Opportunity	$146,714

On May 19, 2008, the Funds announced the following redemptions of
Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption dates:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
Global Floating Rate	T7	6/11/2008	2,462	$61,550,000
	W7	6/12/2008	2,462	$61,550,000
	R7	6/13/2008	2,462	$61,550,000
Preferred and Corporate	M7	6/10/2008	1,365	$34,125,000
	T7	6/11/2008	1,365	$34,125,000
Preferred and Equity	T7	6/11/2008	2,310	$57,750,000
	W7	6/12/2008	2,310	$57,750,000
	R7	6/13/2008	2,310	$57,750,000
	F7	6/09/2008	2,310	$57,750,000
Preferred Income	M7	6/10/2008	1,400	$35,000,000
	T7	6/11/2008	1,400	$35,000,000
	W7	6/05/2008	1,400	$35,000,000
	TH7	6/06/2008	1,400	$35,000,000
	F7	6/09/2008	1,400	$35,000,000
	W28	6/05/2008	2,000	$50,000,000
	TH28	6/20/2008	2,000	$50,000,000
Preferred Opportunity	T7	6/11/2008	1,472	$36,800,000
	W7	6/12/2008	1,472	$36,800,000
	R7	6/13/2008	1,472	$36,800,000

All of the Funds, except Global Floating Rate, financed the Preferred Share redemptions with cash received from reverse repurchase agreements. Global
Floating Rate financed the Preferred Share redemptions with cash received from a loan.

Shares issued and outstanding for the year ended October 31, 2007
(December 31, 2007 for Capital and Income, Global Floating Rate and
Preferred Opportunity) remained constant.

ANNUAL REPORT

OCTOBER 31, 2008

61

Notes to Financial Statements (continued)

7. Short Term Borrowings:

Global Floating Rate is a party to a revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp
North America, Inc. (“Citicorp”), as Agent, certain secondary backstop lenders and certain asset securitization conduits, as lenders (the “Lenders”). The agree-
ment expires May 14, 2009 and has a maximum limit of $190,000,000.
Under the Citicorp program, the conduits will fund advances to the Fund through highly rated commercial paper. The Fund has granted a security interest in substantially all of its assets to, and in favor of, the Lenders as security for its obligations to the Lenders. The interest rate on the Fund’s borrowings is based on the interest rate carried by the commercial paper plus a program fee. In addition, the Fund pays a liquidity fee to the secondary backstop lenders and the agent. These amounts are included in interest expense on the Statements of Operations. For the period January 1, 2008 to October 31, 2008, the daily weighted average interest rate was 3.51% .

The Fund may not declare dividends or make other distributions on Common
Shares or purchase any such shares if, at the time of the declaration, distribu-
tion or purchase, asset coverage with respect to the outstanding short term borrowings is less than 300%.

8. Important Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or on net asset values per share. The following permanent differences as of October 31, 2008 attributable to paydowns, non-deductible excise tax paid, accounting for swap agreements, foreign currency transactions, amortization methods on fixed income securities, expiration of capital loss carryforwards, the classification of investments and other differences between financial reporting and tax accounting, were reclassified to the following accounts:

	Broad		Global
	Investment	Capital and	Floating	Preferred and	Preferred	Preferred	Preferred
	Grade	Income	Rate	Corporate	and Equity	Income	Opportunity

Increase (decrease) paid-in capital	$(271,190)	$(191,150)	—	—	—	—	—
Increase (decrease) undistributed net investment income	$ 195,626	$ 191,150	$ 4,747,698	$(426,809)	$(1,187,825)	$(2,214,551)	$(955,790)
Increase (decrease) accumulated net realized gain (loss)	$ 75,564	—	$(4,747,698)	$ 426,809	$ 1,187,825	$ 2,214,551	$ 955,790

The tax character of distributions paid during the years ended October 31, 2008 (period January 1, 2008 to October 31, 2008 for Capital and Income, Global
Floating Rate and Preferred Opportunity), October 31, 2007 (December 31, 2007 for Capital and Income, Global Floating Rate and Preferred Opportunity) and
October 31, 2006 (December 31, 2006 for Capital and Income, Global Floating Rate and Preferred Opportunity) was as follows:

	Broad		Global
	Investment	Capital and	Floating	Preferred and	Preferred	Preferred	Preferred
	Grade	Income	Rate	Corporate	and Equity	Income	Opportunity
Ordinary Income
10/31/08	$ 3,347,828	$ 7,846,070	$ 29,676,182	$ 17,443,001	$ 63,957,649	$ 66,768,898	$ 20,860,160
10/31/07	$ 4,490,035	—	—	$ 19,378,907	$ 65,002,006	$ 76,611,467	—
12/31/07	—	$ 5,911,539	$ 39,557,202	—	—	—	$ 40,678,314
10/31/06	$ 4,241,016	—	—	$ 23,770,856	—	$ 87,672,454	—
12/31/06	—	$ 10,997,211	$ 45,130,597	—	—	—	$ 42,381,795
Long-term capital gain
10/31/08	—	$ 2,596,353	—	—	—	—	—
12/31/07	—	$ 23,835,961	—	—	—	—	$ 400,000
10/31/06	$ 20,078	—	—	—	—	—	—
12/31/06	—	$ 7,264,347	$ 640,846	—	—	—	$ 4,836,485
Tax return of capital
10/31/08	—	$ 7,292,188	—	$ 545,246	$ 43,518,226	$ 9,002,427	$ 5,480,035
10/31/07	—	—	—	$ 4,335,991	$ 24,171,991	$ 8,692,071	—
12/31/07	—	—	$ 8,473,282	—	—	—	$ 2,820,986
10/31/06	—	—	—	—	—	$ 3,547,483	—
Total
10/31/08	$ 3,347,828	$ 17,734,611	$ 29,676,182	$ 17,988,247	$107,475,875	$ 75,771,325	$ 26,340,195
10/31/07	$ 4,490,035	—	—	$ 23,714,898	$ 89,173,997	$ 85,303,538	—
12/31/07	—	$ 29,747,500	$ 48,030,484	—	—	—	$ 43,899,300
10/31/06	$ 4,261,094	—	—	$ 23,770,856	—	$ 91,219,937	—
12/31/06	—	$ 18,261,558	$ 45,771,443	—	—	—	$ 47,218,280

62 ANNUAL REPORT OCTOBER 31, 2008

Notes to Financial Statements (continued)

As of October 31, 2008, the tax components of accumulated losses were as follows:
	Broad		Global
	Investment	Capital and	Floating	Preferred and	Preferred	Preferred	Preferred
	Grade	Income	Rate	Corporate	and Equity	Income	Opportunity

Undistributed ordinary income	$ 4,551,727	—	$ 15,105,467	—	—	—	—
Capital loss carryforwards	(3,214,651)	—	(27,885,335)	$ (72,017,214)	$(163,096,926)	$(252,786,317)	(76,382,822)
Net unrealized losses*	(1,396,281)	$ (56,869,906)	(160,185,498)	$ (90,430,964)	$(450,981,085)	$(365,710,078)	$(189,618,840)
Total accumulated net losses	$ (59,205)	$ (56,869,906)	$(172,965,366)	$(162,448,178)	$(614,078,011)	$(618,496,395)	$(266,001,662)

* The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures, options and foreign currency contracts, the deferral of post-October currency losses for tax purposes, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of compensation to directors/trustees, accounting for swap agreements book/tax differences in the accrual of income on securities in default, the timing of income recognition on partnership interests, the classification of investments and other book/tax temporary differences.

As of October 31, 2008, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Broad	Global
Expires October 31, (November 30,	Investment	Floating	Preferred and	Preferred	Preferred	Preferred
for Broad Investment Grade)	Grade	Rate	Corporate	and Equity	Income	Opportunity
2011	$ 2,058,299	—	$ 1,276,621	—	—	—
2012	684,360	—	10,243,141	—	$ 62,733,648	—
2013	—	—	5,058,900	—	17,911,331	—
2014	471,992	—	8,481,628	—	12,145,117	—
2015	—	$ 3,268,804	6,724,694	$ 49,741,712	19,582,978	$ 18,184,893
2016	—	24,616,531	40,232,230	113,355,214	140,413,243	58,197,929
Total	$ 3,214,651	$ 27,885,335	$ 72,017,214	$ 163,096,926	$ 252,786,317	$ 76,382,822

ANNUAL REPORT

OCTOBER 31, 2008

63

Notes to Financial Statements (concluded)

9. Subsequent Events:

The Funds paid net investment income dividends on November 28, 2008 to shareholders of record on November 14, 2008 in the following amounts:

Global Floating Rate	$0.100000
Preferred and Corporate	$0.103300
Preferred and Equity	$0.130000
Preferred Income	$0.114583
Preferred Opportunity	$0.125000

The dividends declared on Preferred Shares for the period November 1, 2008 through November 30, 2008 were as follows:

Dividends
	Series	Declared
Global Floating Rate	T7	$ 34,948
	W7	$ 35,175
	R7	$ 34,784
Preferred and Corporate	M7	$ 60,239
	T7	$ 60,909
Preferred and Equity	T7	$103,078
	W7	$102,993
	R7	$102,710
	F7	$102,728
Preferred Income	M7	$ 62,008
	T7	$ 64,041
	W7	$ 51,808
	TH7	$ 61,929
	F7	$ 61,310
	W28	$153,918
	TH28	$133,874
Preferred Opportunity	T7	$ 58,552
	W7	$ 59,429
	R7	$ 65,575

On November 25, 2008 certain Funds announced the following redemption of
Preferred Stock at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
Preferred and Corporate	M7	12/16/08	400	$10,000,000
	T7	12/17/08	400	$10,000,000
Preferred Income	M7	12/16/08	229	$ 5,725,000
	T7	12/17/08	229	$ 5,725,000
	W7	12/18/08	229	$ 5,725,000
	TH7	12/12/08	229	$ 5,725,000
	F7	12/15/08	229	$ 5,725,000
	W28	12/18/08	327	$ 8,175,000
	TH28	1/02/09	327	$ 8,175,000
Preferred Opportunity	T7	12/17/08	266	$ 6,650,000
	W7	12/18/08	266	$ 6,650,000
	R7	12/19/08	266	$ 6,650,000

The Funds will finance the Preferred Share redemptions with cash received from reverse repurchase agreement transactions.

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc.
The purchase has been approved by the shareholders and directors of both companies and certain regulators. Subject to other regulatory approvals, the transaction is expected to close on or about December 31, 2008.

On November 3, 2008 (the “Reorganization Date”), BlackRock Enhanced
Capital and Income Fund, Inc. (“Capital and Income”) acquired all of the assets and certain stated liabilities of BlackRock Enhanced Equity Yield Fund,
Inc. (“Equity Yield”) and BlackRock Enhanced Equity Yield and Premium Fund,
Inc. (“Equity Yield and Premium”). The reorganization was pursuant to an
Agreement and Plan of Reorganization, which was approved by the sharehold-
ers of Equity Yield and Equity Yield and Premium on August 29, 2008. Under
the Agreement and Plan of Reorganization, 20,954,427 common shares of
Equity Yield and 16,812,195 common shares of Equity Yield and Premium were exchanged for 16,900,491 and 13,642,213 common shares, respec-
tively, of Capital and Income. The conversion ratios were 0.80653563 and
0.81144752 for Equity Yield and Equity Yield and Premium, respectively. The assets of Equity Yield and Equity Yield and Premium, each consisting of secu-
rities and related receivables less liabilities, were converted on a tax-free basis. On the Reorganization Date, the net assets of Capital and Income were valued at $591,399,963 (including net assets of $232,938,216 for the Equity Yield which was comprised of $329,483,363 of paid-in capital,
$16,478,636 of accumulated losses and $80,066,511of unrealized depreci-
ation; and net assets of $188,029,937 for the Equity Yield and Premium which was comprised of $270,207,354 of paid-in capital, $15,306,982 of accumulated losses and $66,870,435 of unrealized depreciation).

In December 2008, commissions paid to broker-dealers on preferred shares that experience a failed auction were reduced to 0.15% on the aggregate principal amount. The Funds will continue to pay commissions of 0.25%
on the aggregate principal amount of all shares that successfully clear their auctions.

64 ANNUAL REPORT

OCTOBER 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of:
BlackRock Broad Investment Grade 2009 Term Trust Inc.,
BlackRock Enhanced Capital and Income Fund, Inc.,
BlackRock Global Floating Rate Income Trust, BlackRock
Preferred and Corporate Income Strategies Fund, Inc.,
BlackRock Preferred and Equity Advantage Trust, BlackRock
Preferred Income Strategies Fund, Inc., BlackRock Preferred
Opportunity Trust (Collectively the “Trusts”)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Global Floating Rate Income Trust, and
BlackRock Preferred Opportunity Trust as of October 31, 2008, and the
related statements of operations for the period January 1, 2008 to October
31, 2008 and for the year ended December 31, 2007, the statements of cash flows for the period January 1, 2008 to October 31, 2008 for BlackRock
Global Floating Rate Income Trust and BlackRock Enhanced Capital and
Income Fund, Inc., and for the year ended December 31, 2007 for BlackRock
Enhanced Capital and Income Fund, Inc., the statements of changes in net assets for the period January 1, 2008 to October 31, 2008 and for each of the two years in the period ended December 31, 2007, and the financial highlights for the periods presented. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Broad Investment Grade 2009 Term Trust Inc., BlackRock
Preferred and Corporate Income Strategies Fund, Inc., BlackRock Preferred
and Equity Advantage Trust, and BlackRock Preferred Income Strategies Fund,
Inc. as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (the year ended October 31, 2008 and the period December 27, 2006 (commencement of operations) through
October 31, 2007 for the BlackRock Preferred and Equity Advantage Trust),
and the financial highlights for each of the periods presented for BlackRock
Broad Investment Grade 2009 Term Trust Inc. and BlackRock Preferred and
Equity Advantage Trust and for each of the three years in the period ended
October 31, 2008 for BlackRock Preferred and Corporate Income Strategies
Fund, Inc. and BlackRock Preferred Income Strategies Fund, Inc. These finan-
cial statements and financial highlights are the responsibility of the Trusts’
management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial high-
lights of BlackRock Preferred and Corporate Income Strategies Fund, Inc. and
of BlackRock Preferred Income Strategies Fund, Inc. for each of the two years in the period ended October 31, 2005 were audited by other auditors whose report, dated December 9, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.

Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circum-
stances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assess-
ing the accounting principles used and significant estimates made by man-
agement, as well as evaluating the overall financial statement presentation.
Our procedures include confirmation of the securities owned as of October
31, 2008, by correspondence with the custodian, brokers and financial inter-
mediaries; where replies were not received from brokers or financial interme-
diaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Enhanced Capital and Income Fund, Inc., BlackRock Global
Floating Rate Income Trust, and BlackRock Preferred Opportunity Trust as of
October 31, 2008, the results of their operations for the period January 1,
2008 to October 31, 2008 and for the year ended December 31, 2007, the results of cash flows for the period January 1, 2008 to October 31, 2008 for BlackRock Global Floating Rate Income Trust and BlackRock Enhanced
Capital and Income Fund, Inc., and for the year ended December 31, 2007 for BlackRock Enhanced Capital and Income Fund, Inc., the changes in their net assets for the period January 1, 2008 to October 31, 2008 and for each of the two years in the period ended December 31, 2007, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Broad Investment Grade 2009 Term Trust, Inc., and BlackRock
Preferred and Equity Advantage Trust, Inc. as of October 31, 2008, the
results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (the year ended
October 31, 2008 and the period December 27, 2006 (commencement of operations) through October 31, 2007 for the BlackRock Preferred and Equity
Advantage Trust), and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Preferred and Corporate Income Strategies Fund, Inc.,
and BlackRock Preferred Income Strategies Fund, Inc., the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 30, 2008

ANNUAL REPORT

OCTOBER 31, 2008

65

Important Tax Information The following information is provided with respect to the ordinary income distributions paid monthly by the Funds for the taxable period ended October 31, 2008:

			BlackRock
	BlackRock	Blackrock	Preferred and	BlackRock	BlackRock
	Broad	Global	Corporate	Preferred	Preferred	BlackRock
	Investment	Floating	Income	and Equity	Income	Preferred
	Grade 2009	Rate Income	Strategies	Advantage	Strategies	Opportunity
	Term Trust Inc.	Trust	Fund, Inc.	Trust	Fund, Inc.	Trust
Qualified Dividend Income for Individuals*
Months Paid:
November – December 2007†	—	—	30.55%	13.54%	39.14%	—
January – October 2008	—	—	33.14%	91.05%	37.16%	47.19%
Dividends Received Deductions for Corporations*
Months Paid:
November – December 2007†	—	—	12.17%	7.54%	18.37%	—
January – October 2008	—	—	16.41%	45.37%	19.76%	22.58%
Interest-Related Dividends for Non-U.S. Residents**
Months Paid:
November – December 2007†	91.15%	—	39.81%	20.28%	33.24%	—
January – October 2008	90.62%	35.08%	55.76%	69.86%	64.29%	66.64%
Federal Obligation Interest***	1.89%	—	—	—	—	2.58%

			Payable Date
BlackRock Enhanced Capital and Income Fund, Inc.		3/31/08	6/30/08	9/30/08
Long-term Capital Gains*		14.57%	18.18%	11.17%
Non-Taxable Return of Capital*		41.12%	41.12%	41.12%
Qualifying Dividend Income for Individuals*		27.71%	25.46%	47.71%
Dividends Qualifying for the Dividends Received Deduction for Corporations*		24.10%	22.14%	47.71%
Short-Term Capital Gain Dividends for Non-U.S. Residents**		44.31%	40.71%	0.00%

* The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
*** The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your advisor to determine if any portion of the dividends you received is exempt from state income taxes.

† Includes dividend paid on January 9, 2008 to BlackRock Broad Investment Grade 2009 Term Trust, BlackRock Preferred and Corporate Income Strategies Fund, Inc.,
BlackRock Preferred and Equity Advantage Trust and BlackRock Preferred Income Strategies Fund, Inc. Common Shareholders.

66 ANNUAL REPORT

OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees or the Board of Directors, as the case may be (collec-
tively, the “Board,” the members of which are referred to as “Directors”), of the BlackRock Broad Investment Grade 2009 Term Trust, Inc. (“BCT”),
BlackRock Global Floating Rate Income Trust (“BGT “) and BlackRock
Preferred Opportunity Trust (“BPP”), BlackRock Enhanced Capital and
Income Fund, Inc. (“CII”), Preferred and Corporate Income Strategies Fund,
Inc. (“PSW”), BlackRock Preferred Income Strategies Fund, Inc. (“PSY”) and
BlackRock Preferred and Equity Advantage Trust (“BTZ,” and together with
BCT, BGT, BPP, CII, PSW and PSY, the “Funds”) met in April and May 2008
to consider approving the continuation of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC
(the “Advisor”), each Fund’s investment advisor. The Board also considered the approval of each Fund’s subadvisory agreement, if applicable (each, a
“Subadvisory Agreement” and, together with the “Advisory Agreement,” the
“Agreements”), between the Advisor and BlackRock Financial Management,
Inc. (the “Subadvisor”). The Advisor and the Subadvisor are collectively referred to herein as the “Advisors” and, together with BlackRock, Inc.,
“BlackRock.”

Disclosure regarding the Investment Advisory Agreement and Subadvisory
Agreement for each of BGT, BPP and CII can be found in each Fund’s most recent semi-annual report dated June 30, 2008, each of which are incorpo-
rated herein by reference.

Activities and Composition of the Board

The Board of each Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Funds as defined in the Investment Company
Act of 1940 (the “1940 Act”) (the “Independent Directors”). The Directors
are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the
Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee,
a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.’s investment management business with Merrill Lynch & Co., Inc.’s investment management business, including Merrill Lynch Investment Managers, L. ., and certain affiliates, each Fund entered into an Advisory Agreement and a Subadvisory
Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement’s and Subadvisory Agreement’s respective initial two-year term, the Board is required to consider the continuation of each
Fund’s Advisory Agreement and Subadvisory Agreement on an annual basis.
In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the per-
sonnel of BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to each Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment per-
formance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by each
Fund, as applicable; (c) Fund operating expenses paid to third parties;
(d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’
internal controls; (h) BlackRock’s implementation of the proxy voting guide-
lines approved by the Board; (i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement
and Subadvisory Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel;
(b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by each Fund to the Advisors, including comparisons, compiled by
Lipper Inc. (“Lipper”), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar invest-
ment objectives (“Peers”); (d) the profitability of BlackRock and certain indus-
try profitability analyses for advisors to registered investment companies;
(e) the expenses of BlackRock in providing various services; (f) non-invest-
ment advisory reimbursements, if applicable, and “fallout” benefits to
BlackRock; (g) economies of scale, if any, generated through the Advisors’
management of all of the BlackRock closed-end funds (the “Fund Complex”);
(h) the expenses of each Fund, including comparisons of each such Fund’s expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) each Fund’s performance for the past one-, three- and five-year periods, as applicable, as well as each Fund’s perform-
ance compared to its Peers.

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affili-
ates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of Fund portfolio holdings, and direct and indirect benefits to
BlackRock and its affiliates from their relationship with the Funds.

In addition to the foregoing materials, independent legal counsel to the
Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an advisor’s fiduciary duty with

ANNUAL REPORT

OCTOBER 31, 2008

67

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the
Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22,
2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with addi-
tional written materials provided to the Directors prior to the meetings on
May 29 and 30, 2008. At the Board meetings on May 29 and 30, 2008,
BlackRock responded to further questions from the Board. In connection with BlackRock’s presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) state-
ments relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to each Fund, including the following: the nature, extent and quality of the services provided by the
Advisors; the investment performance of each Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Funds; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock real-
izes other benefits from its relationship with the Funds.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors’ services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to each Fund, narrative and statistical information concerning each Fund’s performance record and how such performance compares to each Fund’s Peers, information describing BlackRock’s organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of
BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors’ investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the Funds.
The Advisors and their affiliates provided each Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Funds), and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment manage-
ment services, the Advisors and their affiliates provided each Fund with serv-
ices such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds’ websites; com-
munications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other serv-
ice providers; administering and organizing Board meetings and preparing the

Board materials for such meetings; providing legal and compliance support
(such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regula-
tory filing requirements). The Board considered the Advisors’ policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: As previously noted, the Board received performance information regarding each Fund and its Peers. Among other things, the Board received materials reflecting each Fund’s historic performance and each Fund’s one-, three- and five-year total returns (as applicable) relative to its Peers (including the Peers’ median performance). The Board was provided with a description of the methodology used by Lipper to select each Fund’s Peers. The Board noted that it regularly reviews the performance of each Fund throughout the year. The Board review-
ed a narrative and statistical analysis of the Lipper data that was prepared by
BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that in general BTZ performed better than its Peers in that its performance was at or above the median of its Peers in the one-year and since inception periods reported.

The Board noted that although BCT underperformed its Peers, the Fund has a limited life and will seek to return to investors their initial investment on a fixed termination date, whereas the Fund’s Peers are perpetual funds.
Since the Fund is approaching its termination date, it maintains a shorter duration and, all other things being equal, generally will have a lower return than its Peers.

The Board noted that PSW’s performance was at or above the median of its
Peers in at least one of the one-year, three-year and since inception periods reported. The Board concluded that BlackRock was committed to providing the resources necessary to assist the portfolio managers and to continue improving PSW’s performance. Based on its review, the Board generally was satisfied with BlackRock’s efforts to manage PSW.

The Board noted that PSY performed below the median of its Peers in each of the one-year, three-year and since inception periods reported. The Board then discussed with representatives of BlackRock the reasons for PSY’s underper-
formance during these periods compared with its Peers and noted that PSY’s
Lipper category is mostly composed of traditional income and preferred stock funds while PSY has a heavy bias toward financial company preferred stocks.

For PSY, the Board concluded that BlackRock was committed to providing the resources necessary to assist the portfolio managers and to continue improv-
ing the Fund’s performance. Based on its review, the Board generally was sat-
isfied with BlackRock’s efforts to manage the Fund.

C. Consideration of the Advisory Fees and the Cost of the Services and
Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: In evaluating the management fees and expenses that each
Fund is expected to bear, the Board considered each Fund’s current manage-
ment fee structure and each Fund’s expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board,

68 ANNUAL REPORT

OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

among other things, reviewed comparisons of each Fund’s gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that each of BCT, BTZ, PSW and PSY paid contractual man-
agement fees lower than or equal to the median contractual fees paid by each Fund’s respective Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provid-
ed by the Advisors to closed-end funds in general versus other types of clients
(such as open-end investment companies and separately managed institu-
tional accounts) in similar investment categories. The Board noted certain dif-
ferences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board’s consideration of the fees and expense infor-
mation, the Board reviewed the considerable investment management experi-
ence of the Advisors and considered the high level of investment manage-
ment, administrative and other services provided by the Advisors.

D. Profitability of BlackRock: The Board also considered BlackRock’s prof-
itability in conjunction with its review of fees. The Board reviewed BlackRock’s profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock’s assump-
tions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recog-
nized that individual fund or product line profitability of other advisors is gen-
erally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense alloca-
tions and business mix, and therefore comparability of profitability is some-
what limited. Nevertheless, to the extent available, the Board considered
BlackRock’s operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that
BlackRock’s operating margin was approximately the same as the operating margin of such firm.

In evaluating the reasonableness of the Advisors’ compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory serv-
ices, if applicable. The Board noted that these payments were less than the
Advisors’ costs for providing these services. The Board also considered indi-
rect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive, which are attributable to their management of the Fund.

E. Economies of Scale: In reviewing each Fund’s fees and expenses, the
Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund’s fee structure, for example through the use of breakpoints for the Fund or the Fund Complex.
In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee struc-
tures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure. The Board found, based on its review of comparable funds, that each Fund’s management fee is appropriate in light of the scale of the respective Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect bene-
fits or profits the Advisors or their affiliates may receive as a result of their relationships with the Funds (“fall-out benefits”). The Directors, including the
Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Funds, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Funds’ shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other invest-
ment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing and approving the continuation of the Agreements, the Directors did not identify any single factor discussed above as all-important or control-
ling, but considered all factors together, and different Directors may have attributed different weights to the various factors considered. The Independent
Directors were also assisted by the advice of independent legal counsel in making this determination. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Fund, was acceptable for each Fund and supported the
Directors’ conclusion that the terms of each Agreement were fair and reason-
able, that each Fund’s fees are reasonable in light of the services provided to the respective Fund and that each Agreement should be approved.

ANNUAL REPORT

OCTOBER 31, 2008

69

Automatic Dividend Reinvestment Plan

How the Plan Works — BlackRock Enhanced Capital and Income Fund,
Inc., BlackRock Preferred and Corporate Income Strategies Fund, Inc. and
BlackRock Preferred Income Strategies Fund, Inc. (the “Funds” or individually as the “Fund”) offer a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by a Fund are automatically rein-
vested in additional Common Shares of the Fund. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowner Services for BlackRock
Enhanced Capital and Income Fund, Inc. and Computershare Trust Company,
N.A. for BlackRock Preferred and Corporate Income Strategies Fund, Inc. and
BlackRock Capital Income Strategies Fund, Inc. (individually, the “Plan Agent”
or together, the “Plan Agents”). Under the Plan, whenever a Fund declares a dividend, participants in the Plan will receive the equivalent in Common
Shares of the Fund. The Plan Agents will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Funds (“newly issued shares”) or (ii) by purchase of outstanding
Common Shares on the open market on the New York Stock Exchange or
American Stock Exchange, as applicable or elsewhere. If, on the dividend pay-
ment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agents will invest the divi-
dend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a
“market discount”), the Plan Agents will invest the dividend amount by pur-
chasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan
Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Shares of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for share-
holders to make additional, regular investments in the Funds. The Plan pro-
motes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash dis-
tribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents’ service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and share-
holders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. If, when the Funds’ shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Funds’s shares) could be viewed as a taxable distribution.
If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the sharehold-
ers, including shareholders who do not participate in the Plan. Thus, share-
holders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at the following addresses: Shareholders of BlackRock Capital and Income Fund, Inc. should contact BNY Mellon Shareowner Services, .O. Box 385035, Pittsburgh, PA
15252-8055 Telephone: (866) 216-0242 and shareholders of BlackRock
Preferred and Corporate Income Strategies Fund, Inc. and BlackRock Income
Strategies Fund, Inc. should contact Computershare Trust Company, N.A., .O.
Box 43078, Providence, RI 02940-3078 Telephone: (800) 699-1BFM or
overnight correspondence should be directed to the Plan Agent at 250 Royall
Street, Canton, MA 02021.

70 ANNUAL REPORT

OCTOBER 31, 2008

Dividend Reinvestment Plan

Pursuant to the respective Dividend Reinvestment Plan (the “Plan”), of
BlackRock Broad Investment Grade 2009 Term Trust Inc., BlackRock Global
Floating Rate Income Trust, BlackRock Preferred and Equity Advantage Trust
and BlackRock Preferred Opportunity Trust (the “Trusts” or individually as the
“Trust”) common shareholders of BlackRock Broad Investment Grade 2009
Term Trust Inc. may elect, while shareholders of BlackRock Global Floating
Rate Income Trust, BlackRock Preferred and Equity Advantage Trust and
BlackRock Preferred Opportunity Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by Computershare Trust
Company, N.A. (the “Plan Agent”) in the respective Trust’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all dis-
tributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After BlackRock Broad Investment Grade 2009 Term Trust Inc. declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, by the purchase of out-
standing shares on the open market, on the Trust’s primary exchange or elsewhere (“open market purchases”). The Trust will not issue any new shares under the Plan.

After BlackRock Global Floating Rate Income Trust, BlackRock Preferred and
Equity Advantage Trust and BlackRock Preferred Opportunity Trust declare a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circum-
stances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchas-
es. If, on the dividend payment date, the net asset value per share NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued.
However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commis-
sions (such condition being referred to herein as “market discount”), the Plan
Agent will invest the dividend amount in shares acquired on behalf of the par-
ticipants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent’s open market purchases in connection with the reinvestment of divi-
dends and distributions. The automatic reinvestment of dividends and distri-
butions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however each Trust reserves the right to amend the Plan to include a service charge payable by the partic-
ipants. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commis-
sion. All correspondence concerning the Plan should be directed to the Plan
Agent at .O. Box 43078, Providence, RI 02940-3078 or by calling (800)
699-1BFM. All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT

OCTOBER 31, 2008

71

Officers and Directors/Trustees

		Length of		Number of
		Time		BlackRock-
	Position(s)	Served as		Advised Funds
Name, Address	Held with	a Director/		and Portfolios	Public
and Year of Birth	Funds	Trustee[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors/Trustees[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance	113 Funds	Arch Chemical
40 East 52nd Street	of the Board	1994	Insurance Company of America since 1998; Trustee, Educational Testing Service	110 Portfolios	(chemical and allied
New York, NY 10022	and Director/		since 1997; Director, The Fremont Group since 1996; Formerly President and		products)
1946	Trustee		Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

Karen . Robards	Vice Chair of	Since	Partner of Robards & Company, LLC, (financial advisory firm) since 1987; Co-	113 Funds	AtriCure, Inc.
40 East 52nd Street	the Board,	2003	founder and Director of the Cooke Center for Learning and Development, (a not-	110 Portfolios	(medical devices);
New York, NY 10022	Chair of		for-profit organization) since 1987; Formerly Director of Enable Medical Corp.		Care Investment
1950	the Audit		from 1996 to 2005; Formerly an investment banker at Morgan Stanley from		Trust, Inc. (health
	Committee		1976 to 1987.		care REIT)
and Director/
Trustee

G. Nicholas Beckwith, III	Director/	Since	Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith	113 Funds	None
40 East 52nd Street	Trustee	2007	Family Foundation) and various Beckwith property companies since 2005;	110 Portfolios
New York, NY 10022			Chairman of the Board of Directors, University of Pittsburgh Medical Center
1945			since 2002; Board of Directors, Shady Side Hospital Foundation since 1977;
Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991;
Member, Advisory Council on Biology and Medicine, Brown University since
2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation)
since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees,
University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since
1977; Formerly Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007;
Formerly Chairman, President and Chief Executive Officer, Beckwith Machinery
Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Formerly Board of Directors, National Retail Properties (REIT) from
2006 to 2007.

Kent Dixon	Director/	Since	Consultant/Investor since 1988.	113 Funds	None
40 East 52nd Street	Trustee and	1992		110 Portfolios
New York, NY 10022	Member of
1937	the Audit
Committee

Frank J. Fabozzi	Director/	Since	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in	113 Funds	None
40 East 52nd Street	Trustee and	1992	the Practice of Finance and Becton Fellow, Yale University, School of Management,	110 Portfolios
New York, NY 10022	Member of		since 2006; Formerly Adjunct Professor of Finance and Becton Fellow, Yale
1948	the Audit		University from 1994 to 2006.
Committee

Kathleen F. Feldstein	Director/	Since	President of Economics Studies, Inc. (private economic consulting firm) since	113 Funds	The McClatchy
40 East 52nd Street	Trustee	2005	1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee	110 Portfolios	Company
New York, NY 10022			Emeritus thereof since 2008; Member of the Corporation of Partners Community		(newspaper
1941			Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare		publishing)
since 1995; Member of the Corporation of Sherrill House (healthcare) since 1990;
Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Trustee, The Committee for
Economic Development (research organization) since 1990; Member of the Advisory
Board to the International School of Business, Brandeis University since 2002.

James T. Flynn	Director/	Since	Formerly Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	113 Funds	None
40 East 52nd Street	Trustee and	2003		110 Portfolios
New York, NY 10022	Member of
1939	the Audit
Committee

72 ANNUAL REPORT

OCTOBER 31, 2008

Officers and Directors/Trustees (continued)

		Length of		Number of
		Time		BlackRock-
	Position(s)	Served as		Advised Funds
Name, Address	Held with	a Director/		and Portfolios	Public
and Year of Birth	Funds	Trustee[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors/Trustees[1] (concluded)
Jerrold B. Harris	Director/	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment)	113 Funds	BlackRock Kelso
40 East 52nd Street	Trustee	2007	since 2000.	110 Portfolios	Capital Corp.
New York, NY 10022
1942

R. Glenn Hubbard	Director/	Since	Dean of Columbia Business School since 2004; Columbia faculty member since	113 Funds	ADP (data and
40 East 52nd Street	Trustee	2004	1988; Formerly Co-Director of Columbia Business School’s Entrepreneurship	110 Portfolios	information services),
New York, NY 10022			Program from 1997 to 2004; Visiting Professor at the John F. Kennedy School		KKR Financial
1958			of Government at Harvard University and the Harvard Business School since		Corporation (finance),
			1985 and at the University of Chicago since 1994; Formerly Chairman of the U.S.		Duke Realty (real
			Council of Economic Advisers under the President of the United		estate), Metropolitan
			States from 2001 to 2003.		Life Insurance Com-
pany (insurance),
Information Services
Group (media/
technology)

W. Carl Kester	Director/	Since	Mizuho Financial Group Professor of Finance, Harvard Business School. Deputy	113 Funds	None
40 East 52nd Street	Trustee and	2004	Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business	110 Portfolios
New York, NY 10022	Member of		School, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA
1951	the Audit		Program of Harvard Business School, from 1999 to 2005; Member of the faculty
	Committee		of Harvard Business School since 1981; Independent Consultant since 1978.

Robert S. Salomon, Jr.	Director/	Since	Formerly Principal of STI Management LLC (investment adviser) from 1994	113 Funds	None
40 East 52nd Street	Trustee and	2007	to 2005.	110 Portfolios
New York, NY 10022	Member of
1936	the Audit
Committee

[1] Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy
MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors/trustees as joining the Funds’/Trusts’ board in 2007, each director/trustee first became a member of the board of directors/trustees of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since
1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since
2004; W. Carl Kester since 1998; Karen . Robards since 1998 and Robert S. Salomon, Jr. since 1996.

Interested Directors/Trustees[3]
Richard S. Davis	Director/	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer,	184 Funds	None
40 East 52nd Street	Trustee	2007	State Street Research & Management Company from 2000 to 2005; Formerly	295 Portfolios
New York, NY 10022			Chairman of the Board of Trustees, State Street Research Mutual Funds from
1945			2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.

Henry Gabbay	Director/	Since	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock,	184 Funds	None
40 East 52nd Street	Trustee	2007	Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors,	295 Portfolios
New York, NY 10022			LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock
1947			Bond Allocation Target Shares from 2005 to 2007; Formerly Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds/Trusts based on his position with BlackRock, Inc.
and its affiliates. Mr. Gabbay is an “interested person” of Funds/Trusts due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC Securities. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT

OCTOBER 31, 2008

73

Officers and Directors/Trustees (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years

Fund Officers[1]
Donald C. Burke	Fund	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P.
40 East 52nd Street	President		(“MLIM”) and Fund Asset Management, L (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer
New York, NY 10022	and Chief		thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Executive
Officer

Anne F. Ackerley	Vice	Since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head
40 East 52nd Street	President		of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000,
New York, NY 10022			most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.
1962

Neal J. Andrews	Chief	Since 2007	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund
40 East 52nd Street	Financial		Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.
New York, NY 10022	Officer
1966

Jay M. Fife	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised
40 East 52nd Street			funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian . Kindelan	Chief	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised
40 East 52nd Street	Compliance		Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of
New York, NY 10022	Officer of		BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly
1959	the Funds		Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard B. Surloff	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General
40 East 52nd Street			Counsel (U.S.) of Goldman Sachs Asset Management, L from 1993 to 2006.
New York, NY 10022
1965

[1] Officers of the Funds serve at the pleasure of the Board of Directors/Trustees.

74 ANNUAL REPORT

OCTOBER 31, 2008

BlackRock Closed-End Funds

Custodians	Transfer Agents	Accounting Agent	Independent Registered	Legal Counsel	Fund Address
	Common Shares:	State Street Bank	Public Accounting Firm	Skadden, Arps, Slate	100 Bellevue Parkway
		and Trust Company	Deloitte & Touche LLP	Meagher & Flom LLP	Wilmington, DE 19809
For all Funds/Trusts except	For all Funds except	Princeton, NJ 08540	Princeton, NJ 08540	New York, NY 10036
BlackRock Enhanced Capital	BlackRock Enhanced Capital
and Income Fund, Inc.:	and Income Fund, Inc.:
State Street Bank and	Computershare Trust
Trust Company	Companies, N.A.
Boston, MA 02101	Canton, MA 02021
For BlackRock Enhanced	For BlackRock Enhanced
Capital and Income Fund, Inc.:	Capital and Income Fund, Inc.:
Brown Brothers	BNY Mellon Shareowner Services
Harriman & Co.	Jersey City, NJ 07310
Boston, MA 02109
Preferred Shares:
For all Funds except
BlackRock Enhanced Capital
& Income Fund, Inc. and
BlackRock Broad Investment
Grade 2009 Term Trust Inc.:
BNY Mellon Shareowner Services
Jersey City, NJ 07310

ANNUAL REPORT

OCTOBER 31, 2008

75

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on September 12, 2008 for shareholders of record on July 14, 2008, to elect director or trustee nominees of each Fund:

Approved the Class 1 Directors/Trustees as follows:
	G. Nicholas Beckwith, III		Kent Dixon		R. Glenn Hubbard
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
BlackRock Broad Investment Grade 2009 Term Trust Inc.	2,595,438	89,943	2,594,238	91,143	2,592,438	92,943
BlackRock Global Floating Rate Income Trust	20,450,792	467,335	20,443,307	474,820	20,463,415	454,712
BlackRock Preferred Opportunity Trust	16,859,704	284,739	16,853,381	291,062	16,860,729	283,714
BlackRock Preferred and Equity Advantage Trust	46,196,896	1,300,843	46,186,208	1,311,531	46,173,908	1,323,831

	W. Carl Kester		Robert S. Salomon, Jr.
		Votes		Votes
	Votes For	Withheld	Votes For	Withheld
BlackRock Broad Investment Grade 2009 Term Trust Inc.	2,594,438	90,943	2,593,938	91,443
BlackRock Global Floating Rate Income Trust	1,753[1]	108[1]	20,438,088	480,039
BlackRock Preferred Opportunity Trust	3,587[1]	211[1]	16,851,479	292,964
BlackRock Preferred and Equity Advantage Trust	7,089[1]	1,098[1]	46,182,464	1,315,275

Approved the Directors/Trustees as follows:
	G. Nicholas Beckwith, III		Kent Dixon		R. Glenn Hubbard
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
BlackRock Enhanced Capital and Income Fund, Inc.	10,247,557	265,582	10,243,213	269,926	10,245,215	267,924
BlackRock Preferred and Corporate Income Strategies Fund, Inc.	8,931,355	153,635	8,924,453	160,537	8,930,270	154,720
BlackRock Preferred Income Strategies Fund, Inc.	37,131,516	979,155	37,116,128	994,543	37,128,153	982,518

	W. Carl Kester		Robert S. Salomon, Jr.		Richard S. Davis
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
BlackRock Enhanced Capital and Income Fund, Inc.	10,246,646	266,493	10,242,865	270,274	10,248,691	264,448
BlackRock Preferred and Corporate Income Strategies Fund, Inc.	2,399[1]	41[1]	8,923,904	161,086	8,932,586	152,404
BlackRock Preferred Income Strategies Fund, Inc.	8,515[1]	925[1]	37,112,736	997,935	37,135,697	974,974

	Frank J. Fabozzi		James T. Flynn		Karen P. Robards
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
BlackRock Enhanced Capital and Income Fund, Inc.	10,248,691	264,448	10,244,466	268,673	10,247,834	265,305
BlackRock Preferred and Corporate Income Strategies Fund, Inc.	2,399[1]	41[1]	8,931,781	153,209	8,932,696	152,294
BlackRock Preferred Income Strategies Fund, Inc.	8,515[1]	925[1]	37,126,066	984,605	37,133,334	977,337

	Richard E. Cavanagh		Kathleen F. Feldstein		Henry Gabbay
		Votes		Votes		Votes
	Votes For	Withheld	Votes For	Withheld	Votes For	Withheld
BlackRock Enhanced Capital and Income Fund, Inc.	10,244,008	269,131	10,241,388	271,751	10,248,554	264,585
BlackRock Preferred and Corporate Income Strategies Fund, Inc.	8,928,752	156,238	8,932,167	152,823	8,932,586	152,404
BlackRock Preferred Income Strategies Fund, Inc.	37,132,184	978,487	37,123,239	987,432	37,135,172	975,499

	Jerrold B. Harris
		Votes
	Votes For	Withheld
BlackRock Enhanced Capital and Income Fund, Inc.	10,248,921	264,218
BlackRock Preferred and Corporate Income Strategies Fund, Inc.	8,928,837	156,153
BlackRock Preferred Income Strategies Fund, Inc.	37,133,462	977,209
[1] Voted on by holders of preferred shares only.

76 ANNUAL REPORT

OCTOBER 31, 2008

Additional Information (continued)

Fund Certification

Blackrock Enhanced Capital and Income Fund, Inc., BlackRock Global
Floating Rate Income Trust, BlackRock Preferred and Corporate Income
Strategies Fund, Inc., BlackRock Preferred and Equity Advantage Trust,
BlackRock Preferred Income Strategies Fund, Inc. and BlackRock Preferred
Opportunity Trust are listed for trading on the New York Stock Exchange

(“NYSE”) and have filed with the NYSE their annual chief executive officer cer-
tification regarding compliance with the NYSE’s listing standards. Each Fund filed with the Securities and Exchange Commission (“SEC”) the certification of their chief executive officer and chief financial officer required by section 302 of the Sabanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms
N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’
websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’
electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statements of Additional Information of the Funds have not been updated after completion of the Funds’ offering and the information contained in the Funds’ Statements of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “household-
ing” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the
Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

ANNUAL REPORT

OCTOBER 31, 2008

77

Additional Information (concluded)

Section 19 Notices
These amounts are sources of distributions reported are only estimates and			erience during the year and may be subject to changes based on the tax regu-
are not being provided for tax reporting purposes. The actual amounts and			lations. The Funds will send you a Form 1099-DIV each calendar year that will
sources for tax reporting purposes will depend upon each Fund’s investment			tell you how to report these distributions for federal income tax purposes.

		Total Fiscal Period to Date Cumulative				Percentage of Fiscal Period to Date
		Distributions by Character			Cumulative Distributions by Character
	Net	Net		Total Per	Net	Net		Total Per
	Investment	Realized	Return of	Common	Investment	Realized	Return of	Common
	Income	Capital Gains	Capital	Share	Income	Capital Gains	Capital	Share
Capital and Income	$0.739	$0.695	$0.020	$1.454	51%	48%	1%	100%
Global Floating Rate	$1.025	—	—	$1.025	100%	0%	0%	100%
Preferred and Corporate	$1.241	—	$0.028	$1.269	98%	0%	2%	100%
Preferred and Equity	$0.990	—	$0.753	$1.743	57%	0%	43%	100%
Preferred Income	$1.224	—	$0.150	$1.374	89%	0%	11%	100%
Preferred Opportunity	$1.071	—	$0.054	$1.125	95%	0%	5%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and
(iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts.
These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-
public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

78 ANNUAL REPORT

OCTOBER 31, 2008

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. BlackRock Global Floating Rate Income Trust, BlackRock Preferred and Corporate Income Strategies Fund, Inc., BlackRock Preferred and
Equity Advantage Trust, BlackRock Preferred Income Strategies Fund, Inc. and BlackRock Preferred Opportunity Trust leverage their Common Shares, which cre-
ates risk for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctua-
tions in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s website at
http://www.sec.gov. Information about how each Fund voted proxies relating to securities held in each Fund’s portfolio during the most recent 12-month period ended June 30, 2008 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and
Exchange Commission’s website at http://www.sec.gov.

#CE-EQFI-7-10/08

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr.

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Preferred
and Equity	$45,500	$49,500	$3,500	$0	$6,100	$6,100	$1,049	$1,042
Advantage Trust

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Preferred and Equity	$298,149	$291,642
Advantage Trust

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr.

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund securities to the Fund’s investment advisor (“Investment Adviser”) pursuant to the
Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment
Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the
Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the
Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the
Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the
Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal
and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at
http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of October 31,
2008.

(a)(1) BlackRock Preferred and Equity Advantage Trust is managed by a team of investment professionals comprised of John D. Burger, CFA, Managing Director at
BlackRock, Daniel Chen, CFA, Director at BlackRock and Jonathan Clark, Managing
Director at BlackRock. Messrs. Burger and Chen are members of BlackRock’s fixed income portfolio management group. Mr. Clark is a member of BlackRock’s Quantitative
Equity Investment Team. Messrs. Burger, Chen and Clark are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Burger,
Chen and Clark have been members of the Fund’s portfolio management team since 2006.

John D. Burger joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing
Director of Merrill Lynch Investment Managers (“MLIM”) from 2002 to 2006 and a
Director of MLIM from 1996 to 2004. From 1992 to 1996, he was a portfolio manager of
MLIM.

Daniel Chen has been a portfolio manager at BlackRock since 2002 and is a member of
BlackRock’s fixed income portfolio management group. He has been responsible for managing total return client portfolios, with a sector emphasis on corporate bonds. Mr.
Chen has been with BlackRock since 1999.

Jonathan Clark joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice
President of Merrill Lynch Investment Managers, L.P. from 1999 to 2006. Mr. Clark has 14 years’ experience as a portfolio manager and trader.

(a)(2) As of October 31, 2008:
	Number of Other Accounts Managed			Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based
	Other	Other Pooled		Other	Other Pooled
Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
John D. Burger	3	1	51	0	0	0
	$570.2 Million	$47.7 Million	$12.1 Billion	$0	$0	$0
Daniel I. Chen	5	1	4	0	0	1
	647.5 Million	$47.7 Million	$835.9 Million	$0	$0	$90.1 Million
Jonathan Clark	9	5	0	0	0	0
	$1.47 Billion	$516.5 Million	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover,
BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that Mr. Chen currently manages certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of October 31, 2008:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock
Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the
Fund include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
John D. Burger	A combination of certain fund industry peer groups, including the Lipper Closed-End Income & Preferred Stock Funds
classification.
Daniel I. Chen	A combination of certain customized indices and certain fund industry peer groups, including the Lipper Closed-End Income
& Preferred Stock Funds classification.
Jonathan Clark	A combination of market-based indices (e.g., The S&P 500
Index, MSCI World Index), certain customized indices and
certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in
BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock.
Messrs. Burger, Chen and Clark have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible
BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Burger, Chen and Clark have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a
401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee
Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of
1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of October 31, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity
Securities Beneficially Owned
John D. Burger	None
Daniel I. Chen	$1 - $10,000
Jonathan Clark	None

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Preferred and Equity Advantage Trust

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Preferred and Equity Advantage Trust

Date: December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Preferred and Equity Advantage Trust

Date: December 19, 2008

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Preferred and Equity Advantage Trust

Date: December 19, 2008